     As filed with the Securities and Exchange Commission on August 30, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-04815

                               Ultra Series Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                               Steve Suleski, Esq.
                                 Vice President
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  --------------------------------------------

Date of Fiscal Year End: October 31, 2004

Date of Reporting Period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on August 31, 2005 appears beginning on the following page.

                               SEMIANNUAL REPORTS

This booklet contains a semiannual report for the Ultra Series Fund for our family of MEMBERS Variable Annuity and MEMBERS Variable Universal Life contracts. The Ultra Series Fund is the underlying mutual fund family supporting the subaccounts of the CUNA Mutual Life Variable Account and CUNA Mutual Life Variable Annuity Account.

The Ultra Series Fund includes the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, International Stock Fund, and Global Securities Fund.

IF YOU OWN A MEMBERS(R) VARIABLE UNIVERSAL LIFE OR ULTRAVERS-ALL LIFE(SM) POLICY, as you refer to the semiannual report for the Ultra Series Fund, the funds available on your policy are the Multi-Cap Growth Stock Fund, Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, and Money Market Fund.

If you have any questions, please call the Home Office at 1-800-798-5500, Monday through Friday, 7:00 a.m. to 8:00 p.m.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                   --------
ULTRA SERIES FUND
FUND PERFORMANCE REVIEWS
    Bond Fund...................................................................       4
    High Income Fund............................................................       6
    Balanced Fund...............................................................       8
    Growth and Income Stock Fund................................................      10
    Capital Appreciation Stock Fund.............................................      12
    Mid-Cap Stock Fund..........................................................      14
    Multi-Cap Growth Stock Fund.................................................      16
    Global Securities Fund......................................................      18
    International Stock Fund....................................................      20

PORTFOLIOS OF INVESTMENTS
    Money Market Fund...........................................................      22
    Bond Fund...................................................................      23
    High Income Fund............................................................      27
    Balanced Fund...............................................................      34
    Growth and Income Stock Fund................................................      38
    Capital Appreciation Stock Fund.............................................      40
    Mid-Cap Stock Fund..........................................................      42
    Multi-Cap Growth Stock Fund.................................................      44
    Global Securities Fund......................................................      46
    International Stock Fund....................................................      49

FINANCIAL STATEMENTS
    Statements of Assets and Liabilities........................................      54
    Statements of Operations....................................................      56
    Statements of Changes in Net Assets.........................................      58
    Financial Highlights........................................................      62

NOTES TO FINANCIAL STATEMENTS...................................................      67

OTHER INFORMATION...............................................................      73

TRUSTEES AND OFFICERS...........................................................      82

SEMIANNUAL REPORT JUNE 30, 2005

2                             LETTER TO SHAREHOLDERS

      Dear Investor:

      The U.S. economy is once again displaying its great resilience and ability to sustain growth even in the face of significant challenges. In the six months ended June 30, our economy had to contend with record high energy prices, rising short-term interest rates, slowing foreign economies, and a currency that seemingly defied gravity, keeping our goods and services relatively expensive to foreign buyers. Still, total U.S. output of goods and services grew at or above its long-term norm.

      Some of this growth was financed by the wealth effect and increased borrowing capacity accruing from surging housing prices, especially in California, the Northeast and Florida. This is not a sustainable source of rapidly increasing wealth, of course, and it introduces risks of broader instability should mortgage financing rates rise significantly or some other incident were to cause the aggressive speculative buyers to become aggressive sellers. The degree of leverage and speculative influences in today's housing markets is unprecedented, so the usual way in which past extreme housing price advances cooled - by merely stabilizing in price or declining only modestly - may not be the pattern this time.

      The investment markets behaved in the first six months of 2005 as one might expect in this environment of economic challenges and uncertainty. Stock prices traced two complete cycles - down 5% then back to even - and began a third by trailing off as the period ended. The popular indexes closed the period with returns of -0.81% (S&P 500) to -3.65% (Dow Industrials) to -5.12% (Nasdaq). The broader Russell indexes showed similar negative returns generally for smaller-cap and growth-style categories, but modestly positive returns for large-cap and value-focused categories, with the strongest performance in mid-cap stocks. International stocks in general did somewhat better, closing the period with returns ranging from a modest decline of -0.85% (MSCI Europe, Australasia and the Far East Index) to a solid gain of 6.26% (MSCI Emerging Markets Index).

      The U.S. bond market also reacted erratically to the period's contradictory economic signals. The ten-year Treasury bond, for example, began the year yielding approximately 4.2%, gained in price putting the yield at 4.0%, sold off to a yield exceeding 4.6%, then again rallied in price for most of the second quarter of the year, putting the yield under 4.0% at the close of the period. This resulted in positive returns for most bond market indexes, with high yield indexes returning just over 1% and general bond indexes 1 1/2 % to 3%.

      The Ultra Series Funds' performance generally reflected the representative market indexes during this six-month period. The attached semiannual report provides the returns and the fund managers' explanations of the sources of each fund's performance. For the period, eight of the ten funds outperformed their Morningstar peer fund averages. The two that lagged did so only marginally (Capital Appreciation Stock by 0.18% and High Income by 0.10%).

      This kind of consistent, peer-competitive performance is a priority at MEMBERS Capital Advisors. The securities investment markets come with no guarantees, but we are committed to delivering performance that is in line with each fund's objectives and that helps insure our investors' ultimate success with their long-term investment programs.

      Sincerely,

      /s/ Lawrence R. Halverson
      ---------------------------
      Lawrence R. Halverson, CFA
      Vice President
      Ultra Series Fund

                      (Not part of the Semiannual Report.)

               SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS             3

      U.S. ECONOMY

      The U.S. economy expanded at a healthy pace in the six months ended June 30, 2005, growing above what is believed to be its long-term potential growth rate of 3.5%. Consumer spending saw a "soft spot" in April caused by a surge in gasoline prices, but recovered in May and June as renewed discounting by automakers stimulated demand. Manufacturing was strong early in the period, driven by robust corporate capital spending and export growth, but softened in April and May as companies worked through an overhang in inventories and capital spending moderated. The housing market and housing construction made large contributions to economic growth during the period.

      Inflationary pressures picked up during the period, with higher energy and commodity prices and the after-effects of the aggressive monetary stimulus that the Fed applied in 2002 - 3 leading to a rise in both wholesale and consumer prices. Improving productivity helped to keep unit labor costs low, but despite the highly competitive business environment some companies were able to pass on increases in energy and raw-material prices to consumers. The labor market continued to stabilize, with modest but relatively consistent job creation and a gradually falling unemployment rate.

      U.S. STOCKS

      U.S. stocks fell slightly over the period, with the S&P 500 Index returning -0.81%. Early in the period, equity markets continued a rally that had begun after the uncertainties surrounding the Presidential election were removed. However, concerns about inflation, oil prices, and the chance of more aggressive Fed tightening capped the rally in March, and signs of softness first in consumer spending and then manufacturing weighed on the minds of market participants. Shrinking liquidity and money supply exerted downward pressure on stock prices throughout the period, and took particular effect in March and April, when most major stock indexes retouched levels last seen before the 2004 election. Equities began to rise again in late May and into June as conditions improved in the technology sector and economic uncertainties diminished. Value out-performed growth, and mid-caps out-performed both larger and smaller stocks.

      U.S. BONDS

      U.S. bonds posted positive returns overall, with the Merrill Lynch Domestic Master Index returning 2.66%. The U.S. Federal Reserve increased short-term interest rates four times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 2.25% to 3.25%. U.S. Treasury bonds at shorter and longer durations out-performed intermediate-duration bonds in terms of price as the yield curve "flattened." Early on in the period, lower-quality investment grade corporate bonds and high-yield corporate bonds out-performed less-risky bonds, continuing a long run of superior relative performance. However, the bond market suffered a series of blows in the spring that hit lower-quality bonds the hardest: the unexpected downgrade of Ford and GM bonds to "junk" status, the fears that one or more hedge funds would implode and destabilize the financial system, and the U.S. Treasury's surprising announcement that it was reconsidering issuing the 30-year bond. Investment-grade and high-yield corporate bond spreads (excess yields versus Treasury bonds with similar maturities) are still higher than they were before the Ford/GM downgrade, but they have come in considerably from the highs they reached during the crisis.

      INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

      Economic growth slowed to a crawl in the euro-zone but remained strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Weakness in the euro-zone derived from a number of sources, including falling business and consumer confidence, a stronger euro hitting exports, and generalized weakness in the industrial sector due to higher energy and commodity prices. Emerging economies that are focused on the export of natural resources, such as Brazil, performed well during the period, although hints of cracks in commodity markets midway through the period caused some unease. Overall, global growth slowed gradually during the period as higher energy and commodity prices acted as "natural stabilizers" for a global economy that had been growing at an impressive but unsustainable pace since the summer of 2003.

      Emerging markets stocks continued to out-perform all other major classifications of stocks during the period. Both European and Japanese stocks out-performed U.S. stocks in local currency-denominated terms, but performed in line with U.S. stocks in U.S. dollar-denominated terms as the dollar strengthened against the yen and euro due to the relative strength of the U.S. economy. The MSCI Emerging Markets Free Index returned 6.26% during the period, while the MSCI EAFE Index of developed markets stocks lost 0.85%.

                      (Not part of the Semiannual Report.)

4                             FUND PERFORMANCE REVIEW

                                    BOND FUND

      INVESTMENT OBJECTIVE

      The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

      PORTFOLIO MANAGEMENT

      The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

      PRINCIPAL INVESTMENT STRATEGIES

      Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities or other securities which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories. The Bond Fund maintains an intermediate (typically 3-6 year) average portfolio duration. As a general rule, a portfolio consisting of debt, mortgage-related and asset-backed securities experiences a decrease in principal value when interest rates increase. The extent of the decrease in principal value may be affected by the fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective duration" takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, securities with longer durations are more price-sensitive than those with shorter durations. Commonly, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

      The fund may invest in the following instruments:

      - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations; and

      - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

      To the extent permitted by law and available in the market, the fund will also invest in: 1) asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions or other financial institutions; and 2) foreign government debt securities (securities issued or guaranteed by a foreign government or its agencies or instrumentalities).

      During the six-month period ended June 30, 2005, the Bond Fund returned 2.67%.

Ultra Series Bond Fund (net of fees and expenses)          2.67%
Merrill Lynch U.S. Domestic Master Index                   2.66%

      The fund's performance was in line with that of its benchmark during the reporting period. Performance was helped by management's strategic decision to overweight bonds of longer and shorter maturities. This so-called "barbell" strategy generally contributes to performance when the yield curve flattens, as it did during the reporting period, as the spread between 2-Year U.S. Treasury Notes and 30-Year U.S. Treasury Bonds narrowed 120 basis points. Performance was also helped by an underweight in lower-quality securities, an underweight in the auto sector, and an overweight in the asset-backed and commercial mortgage-backed securities
      (CMBS). Performance was hurt by an underweight in mortgage-backed and U.S. Agency securities.

      At the tactical level, performance was helped by security selection in CMBS and short-term corporate bonds. In the corporate segment of the portfolio, performance was helped by underweights in the bonds of industrial, auto, and communications companies, but hurt by overweights in the bonds of paper, energy, and transportation companies and an underweight in financials. The portfolio's lack of exposure to the bonds of tobacco companies also detracted from performance.

      Management has reduced the "barbell" of the portfolio, believing that the potential excess returns of the strategy have diminished. We also think that short-term interest rates will continue to rise gradually in the near term, however, and have not abandoned the strategy altogether. Management maintains a generally cautious stance towards seeking excess return via reaching for yield as spreads are relatively tight and most sectors of the fixed-income market appear to be fully valued. We are also concerned about "event risk" in a rising-rate environment and are monitoring the portfolio's holdings very closely.

      MEMBERS Capital Advisors' Fixed Income
      Portfolio Management Team -- Advisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                             FUND PERFORMANCE REVIEW                           5

                                    BOND FUND

         BOND FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                   [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Bond Fund                $10,000   $10,382   $11,179   $12,093   $12,394   $12,839   $14,027  $15,160   $16,395   $16,339   $17,399
  Merrill Lynch U.S.
  Domestic Master Index  $10,000   $10,496   $11,354   $12,565   $12,952   $13,544   $15,046  $16,339   $18,091   $18,145   $19,410

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Corporate Notes and Bonds                    28%
Commercial Mortgage Backed                   6%
U.S. Government and Agency Obligations       30%
Cash & Other Net Assets                      6%
Mortgage Backed                              25%
Asset Backed                                 5%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                             One     Three   Five     Ten
                                             Year    Years   Years   Years
                                             ----    -----   -----   -----
Bond Fund                                   6.48%    4.70%   6.27%    5.69%
Merrill Lynch U.S. Domestic Master Index    6.97     5.90    7.46     6.85

SEMIANNUAL REPORT JUNE 30, 2005

6                             FUND PERFORMANCE REVIEW

                                HIGH INCOME FUND

      INVESTMENT OBJECTIVE

      The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

      PORTFOLIO MANAGEMENT

      MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Shenkman Capital Management, Inc. is the only subadvisor used by MEMBERS Capital Advisors to manage the assets of the fund.

      PRINCIPAL INVESTMENT STRATEGIES

      The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

      The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

During the six-month period ended June 30, 2005, the High Income Fund returned 0.22%.
 Ultra Series High Income Fund (net of fees and expenses)                              0.22%
 Merrill Lynch U.S. High Yield Master II Index                                         1.13%
 Lehman Brothers High Yield Bond Index                                                 1.11%

      High-yield bond markets were volatile during the period. Strong performance early in 2005 soon gave way to a "flight-to-quality," which was motivated by disappointing economic reports, rising inflation, and several high profile negative earnings announcements in the auto industry. Negative sentiment peaked in April and May as the combination of economic uncertainty and technical weakness due to concerns over the pending downgrade of General Motors (GM) and its absorption into the high-yield market caused spreads to widen considerably and the market to decline. However, in late May, the market dramatically turned around due to several key developments. First, the decisive action by the rating agencies solidified GM's entry into the high-yield market, which alleviated investor anxiety regarding this event. Second, positive economic reports quelled investor concerns regarding GDP growth and inflation as first-quarter GDP was revised upward to 3.8% and the Consumer Price Index was relatively flat in May. As a result, investor sentiment improved, and the market rallied for the remainder of the quarter.

      During the period, demand for high-yield bonds was moderately weak. Year-to-date, $7.1 billion has been redeemed from high-yield mutual funds. However, high-yield bonds continue to play a strategic role in institutional portfolios, which offsets some of the slack from retail investors. In addition, supply has been significantly lower relative to the same period last year. For the first half of 2005, only 199 new issues worth $53.1 billion have come to market, which represents a 35% decline versus the same time period last year. A clear positive for the high-yield market has been the continued decline in default rates. The Moody's default rate dropped from 2.4% at year-end 2004 to 1.8% at the end of the period. It is interesting to note that despite a rather choppy first half of 2005, the high-yield market remains remarkably similar to where it was at the beginning of the year; yield spreads are at approximately 400 basis points, credit fundamentals are favorable, and interest rate risk remains the key concern for high-yield and other fixed income markets.

      The fund under-performed its benchmark during this complicated period. On an absolute basis, performance benefited from strong results in the telecommunications, utilities, gaming, healthcare and printing and publishing industries. In addition, systematic zero weighting in the airline and auto parts and equipment industries, the two worst performing industries for the period, contributed positively to total return. However, these positive contributions were overshadowed by the negative impact from the fund's underweight in double-B rated credits, long duration paper, and GM debt, all of which significantly out-performed the high-yield market. It is important to note that these securities were consciously underweighted due to their inherent risk (i.e., credit risk or interest rate risk). Given our concerns regarding rising interest rates for the remainder of 2005, we continue to maintain a cautious posture on interest rate risk. Consequently, the duration for the fund is lower than that of the overall high-yield market and the fund has a lower relative allocation to double-B rated credits, given their greater sensitivity to interest rate movements. Management believes that the fund is well-positioned from a credit perspective. As of quarter end, the fund's bond portfolio had an average rating of B2/B+.

      Going forward, we expect the usual summer trading lull as many investors move to the sidelines. However, as the year goes on we expect a significant increase in new issuance. In fact, several very large bridge transactions will need to access the high-yield market over the near-term. These bridge deals may require higher yields to achieve broad distribution, but they should be absorbed relatively efficiently as high-yield investors seek to deploy their large cash reserves. Since most tactical money has already exited the market, and yield spreads remain reasonably attractive compared to other fixed income alternatives, we believe that high-yield bonds can provide better performance over the second half of 2005 than they did in the first half.

      MEMBERS Capital Advisors' Fixed Income
      Portfolio Management Team -- Advisor
      Shenkman Capital Management, Inc. -- Subadvisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                            FUND PERFORMANCE REVIEW                           7

                                High Income Fund

     HIGH INCOME FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
High Income Fund                                                           $10,000   $10,197  $10,257   $11,756   $12,653   $13,784
  Merrill Lynch US
   High Yield Master
   II Index                                                       10/2000  $10,000   $10,168  $ 9,724   $11,883   $13,095   $14,485
  Lehman Brothers High
   Yield Bond Index                                                        $10,000   $10,174  $ 9,807   $12,040   $13,284   $14,726

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications                    12%
Utilities                             10%
Cash and Other Net Assets              7%
Gaming                                 7%
Health Care                            6%
Chemicals                              5%
Oil and Gas                            5%
Media - Diversified and Services       4%
Printing and Publishing                4%
Aerospace/Defense                      3%
Consumer Products                      3%
Forestry/Paper                         3%
Hotels                                 3%
Media - Cable                          3%
Packaging                              3%
Leisure and Entertainment              2%
Media - Broadcasting                   2%
Metals and Mining                      2%
Recreation                             2%
Support Services                       2%
Technology                             2%
Apparel/Textiles                       1%
Auto Parts & Equipment                 1%
Beverage/Food                          1%
Building and Construction              1%
Building Materials                     1%
Environmental                          1%
Food and Drug Retailers                1%
General Industrial and Manufacturing   1%
Non Food and Drug Retailers            1%
Transportation                         1%
Restaurants                            0%*
Steel                                  0%*

* Rounds to 0%.

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                             One     Three       Since
                                             Year    Years    Inception(2)
                                            -----    -----    ------------
High Income Fund                             8.94%   10.35%     7.12%
Lehman Brothers High Yield Bond Index       10.86    14.51      8.56
Merrill Lynch U.S. High Yield Master II
 Index                                      10.62    14.19      8.27

(2)Returns are from inception, October 31, 2000.

SEMIANNUAL REPORT JUNE 30, 2005

8                            FUND PERFORMANCE REVIEW

                                  BALANCED FUND

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

During the six-month period ended June 30, 2005, the Balanced Fund returned
0.88%.

     Ultra Series Balanced Fund (net of fees and expenses)     0.88%

     Russell 1000(R)Index                                      0.11%

     Merrill Lynch U.S. Domestic Master Index                  2.66%

Both the stock and bond segments of the fund achieved modest out- performance versus their respective benchmarks during the reporting period. Equity performance was helped by a strategic overweight in the energy sector. Performance was also helped by stock selection in the financials sector as insurers Prudential, Allstate, and Chubb all significantly out-performed their sector. These three companies have executed well as short-term interest rates have risen - an environment which can be difficult for financial companies. Performance was hurt by stock selection in the consumer staples sector, where poor performance by diversified food company Sara Lee and retailer Wal-Mart more than offset good performance from pharmacy chain CVS. Bond performance was helped by management's decision to overweight shorter and longer maturities in the portfolio, by good security selection in short-term corporate bonds and commercial mortgage-backed securities, and by management's choice of sector weightings in the corporate bond segment of the portfolio. Performance was hurt by underweights in mortgage- backed and U.S. Agency securities and underexposure to longer-duration corporate bonds.

MEMBERS Capital Advisors' Common Stock and Fixed Income Portfolio Management
  Teams -- Advisor




                                                 SEMIANNUAL REPORT JUNE 30, 2005

                             FUND PERFORMANCE REVIEW                           9

                                  Balanced Fund

      BALANCED FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Balanced Fund            $10,000   $11,218   $13,025   $15,147   $17,598   $18,827   $18,280  $17,092   $17,519   $19,446   $20,877
Merrill Lynch U.S.
  Domestic Master Index  $10,000   $10,496   $11,354   $12,565   $12,952   $13,544   $15,046  $16,339   $18,091   $18,145   $19,410
Russell 1000 Index       $10,000   $12,626   $16,699   $21,734   $26,500   $28,950   $24,621  $20,217   $20,411   $24,386   $26,320

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Common Stocks                  64%
Cash and Other Net Assets       3%
U.S.Government and
 Agency Obligations            10%
Asset Backed                    2%
Commercial Mortgage Backed      2%
Corporate Notes and Bonds      10%
Mortgage Backed                 9%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                            One       Three     Five       Ten
                                            Year      Years     Years     Years
                                            ----      -----     -----     -----
Balanced Fund                               7.36%     6.90%     2.09%      7.64%
Merrill Lynch U.S. Domestic Master Index    6.97      5.90      7.46       6.85
Russell 1000(R) Index                       7.92      9.19     -1.89      10.16

SEMIANNUAL REPORT JUNE 30, 2005

10                             FUND PERFORMANCE REVIEW

                          Growth and Income Stock Fund

      INVESTMENT OBJECTIVE

      The Growth and Income Stock Fund seeks long-term capital growth with income as a secondary consideration.

      PORTFOLIO MANAGEMENT

      The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

      PRINCIPAL INVESTMENT STRATEGIES

      The Growth and Income Stock Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.

      The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors.

      During the six-month period ended June 30, 2005, the Growth and Income Stock Fund returned 0.21%.

Ultra Series Growth and Income Stock Fund    0.21%
   (net of fees and expenses)

Russell 1000(R) Value Index                  1.76%

      Performance was hurt by an underweight in the utilities sector and an overweight in the information technology sector, while performance was helped by an overweight in the health care sector. Much of the fund's under-performance versus the Russell 1000(R) Value Index can be attributed to under-performing holdings in the consumer staples sector. Kimberly-Clark, General Mills and Procter & Gamble lagged the sector, and Sara Lee fell sharply after missing earnings estimates. We remain invested in Sara Lee because we believe that the company's ongoing restructuring efforts and share buybacks will create value for shareholders. The fund's performance was helped by stock selection and positioning in the financials sector. A number of financial companies have had trouble adjusting to the marked flattening of the yield curve, but the portfolio's two large holdings in the insurance industry, Allstate and Prudential Financial, have executed well and significantly out-performed the sector.

      MEMBERS Capital Advisors' Common Stock
        Portfolio Management Team -- Advisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                             FUND PERFORMANCE REVIEW                          11

                          Growth and Income Stock Fund

     GROWTH AND INCOME STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000
                                 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Growth and Income
 Stock Fund              $10,000    $12,226   $16,035   $20,444   $25,903   $25,922   $23,245  $20,413   $19,505   $23,134   $25,384
Russell 1000 Value
 Index                   $10,000    $12,463   $16,599   $21,386   $24,886   $22,666   $25,009  $22,770   $22,537   $27,301   $31,138

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Telecommunication Services   4%
Materials                    4%
Information Technology      10%
Industrials                 11%
Health Care                  8%
Cash and Other Net Assets    3%
Utilities                    4%
Consumer Discretionary      11%
Consumer Staples             7%
Energy                      12%
Financials                  26%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                   One      Three      Five       Ten
                                  Year      Years     Years      Years
                                  ----      -----     -----      -----
Growth and Income Stock Fund      9.73%      7.54%    -0.42%      9.76%
Russell 1000(R) Value Index      14.06      11.00      6.56      12.03

SEMIANNUAL REPORT JUNE 30, 2005

12                             FUND PERFORMANCE REVIEW

                         Capital Appreciation Stock Fund

      INVESTMENT OBJECTIVE

      The Capital Appreciation Stock Fund seeks long-term capital appreciation.

      PORTFOLIO MANAGEMENT

      The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

      PRINCIPAL INVESTMENT STRATEGIES

      The Capital Appreciation Stock Fund invests primarily in common stocks and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have both low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "core" or "blend" approach. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

      During the six-month period ended June 30, 2005, the Capital Appreciation Stock Fund returned -0.56%.

Ultra Series Capital Appreciation Stock Fund
 (net of fees and expenses)                           -0.56%

Russell 1000(R) Index                                  0.11%

      Performance was helped by a strategic overweight in the energy sector as oil prices remained high and elevated expectations for long-term growth in the demand for oil caused market participants to adjust valuations in the sector upward. Performance was also helped by stock selection in the consumer discretionary sector as restaurant operator Brinker International rose on strong operating results from its Chili's and Macaroni Grill franchises. Performance was hurt by stock selection in the health care sector, where medical-device maker Boston Scientific declined in the wake of a recall of its Taxus heart stent and questions about the future growth rate of the market for heart stents, and in the industrials sector, where FedEx was hurt by rising fuel costs and profit concerns.

      The portfolio retains a modest overweight in the energy sector as management believes the supply/demand balance for oil will continue to favor this area of the economy. Management also continues to focus on higher-quality stocks - stocks of companies that have demonstrated consistent earnings and cash flow growth and are in a strong financial position. "Quality" stocks have lagged in the current bull market, and we believe that in many cases they provide attractive relative value.

      MEMBERS Capital Advisors' Common Stock
        Portfolio Management Team -- Advisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                           FUND PERFORMANCE REVIEW                            13

                         Capital Appreciation Stock Fund

    CAPITAL APPRECIATION STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000
                                 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                       06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                       --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Capital Appreciation
  Stock Fund           $10,000   $12,298   $15,599   $20,347   $24,390   $27,958   $27,609  $19,580   $19,773   $23,244   $24,622
 Russell 1000 Index    $10,000   $12,626   $16,699   $21,734   $26,500   $28,950   $24,621  $20,217   $20,411   $24,386   $26,320

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Information Technology            16%
Industrials                       11%
Health Care                       12%
Cash and Other Net Assets          2%
Consumer Discretionary            12%
Materials                          3%
Consumer Staples                  10%
Telecommunication Services         3%
Energy                            10%
Utilities                          2%
Financials                        19%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                  [PIE CHART]

                                   One      Three      Five       Ten
                                   Year     Years      Years     Years
                                   ----     -----      -----     -----
Capital Appreciation Stock Fund    5.93%     7.94%     -2.51%     9.43%
Russell 1000(R) Index              7.92      9.19      -1.89     10.16

SEMIANNUAL REPORT JUNE 30, 2005

14                             FUND PERFORMANCE REVIEW

                              Mid - Cap Stock Fund

      INVESTMENT OBJECTIVE

      The Mid-Cap Stock Fund seeks long-term capital appreciation.

      PORTFOLIO MANAGEMENT

      MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.

      PRINCIPAL INVESTMENT STRATEGIES

      The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization at the time of purchase of less than $12 billion, but more than $1 billion), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because its market capitalization has grown beyond $12 billion, or fallen below $1 billion, and such positions may be increased through additional purchases.

      The fund seeks midsize and smaller stocks that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies (within the ranges noted above) by often using profits to expand rather than to pay dividends.

      The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

      During the six-month period ended June 30, 2005, the Mid-Cap Stock Fund returned 3.44%.

Ultra Series Mid-Cap Stock Fund       3.44%
   (net of fees and expenses)

Russell Midcap(R) Value Index         5.52%

      Relative performance was hurt by an underweight in the utilities sectors and an overweight in the industrials sector. Relative performance was helped by an overweight in the energy sector and an underweight in the financials sector. Performance was hurt by stock selection in the consumer staples sector, where the portfolio's positions in Hain Celestial and McCormick under-performed the sector, and in the health care sector, where the fund's holdings in the health care providers & services subsector lagged the subsector's strong performance during the period. Performance was helped by stock selection in the information technology sector, where the portfolio's holdings in the semiconductors & semiconductor equipment subsector out-performed the subsector and communications equipment provider Tellabs and electronic device maker Arrow Electronics were both strong performers.

      Among the small-cap shares in the portfolio, stock selection was strongest within the consumer discretionary, financials and information technology sectors. These positive results were partially offset by weaker stock selection in the industrials and health care sectors. Key individual contributors to relative performance were O'Reilly Automotive (retailing), Universal American Financial (insurance), Gildan Activewear (consumer durables & apparel), Plains Exploration & Production (energy), and Hibbett Sporting (retailing). Detractors from relative performance during the period included Wolverine Tube (capital goods), Black Box (technology hardware & equipment) and Acuity Brands (capital goods).

      MEMBERS Capital Advisors' Common Stock
      Portfolio Management Team -- Advisor
      Wellington Management Company, LLP -- Subadvisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                            FUND PERFORMANCE REVIEW                           15

                              Mid - Cap Stock Fund

    MID-CAP STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Mid-Cap Stock Fund                           5/1-6/30  $10,000   $10,470    $12,144   $15,216  $15,145   $14,398   $18,141   $20,326
Russell MidCap Value
  Index                                                $10,000   $10,156    $ 9,353   $11,591  $11,814   $11,739   $15,356   $18,704

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Cash and Other Net Assets            3%
Utilities                            8%
Telecommunication Services           1%
Materials                            8%
Information Technology               8%
Industrials                         12%
Health Care                          7%
Consumer Discretionary              14%
Consumer Staples                     5%
Energy                              10%
Financials                          24%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                   One      Three     Five      Since
                                  Year      Years     Years   Inception(2)
                                  -----     -----     -----   ------------
Mid-Cap Stock Fund                12.04%    10.30%    10.90%    12.19%
Russell Midcap(R) Value Index     21.80     16.55     14.86     10.68

(2)Returns are from inception, May 1, 1999.

SEMIANNUAL REPORT JUNE 30, 2005

16                             FUND PERFORMANCE REVIEW

                          Multi - Cap Growth Stock Fund

      INVESTMENT OBJECTIVE

      The Multi-Cap Growth Stock Fund seeks long-term capital appreciation.

      PORTFOLIO MANAGEMENT

      MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

      PRINCIPAL INVESTMENT STRATEGIES

      The Multi-Cap Growth Stock Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadvisor, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% and 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in small capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

      - major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

      - early in their life cycle, but have the potential to become much larger enterprises.

      During the six-month period ended June 30, 2005, the Multi-Cap Growth Stock Fund returned -0.90%.

Ultra Series Multi-Cap Growth Stock Fund   -0.90%
    (net of fees and expenses)
Russell 3000(R) Growth Index               -1.88%

      Favorable stock selection produced positive benchmark-relative returns for the fund during the period. Stock selection was strongest within the financials, information technology, and energy sectors. The fund's overweight allocation to the top performing energy sector also positively contributed to performance. Positive results were somewhat offset by poor stock selection in consumer discretionary, health care and industrials, as well as the fund's underweight position in the health care sector.

      Key individual contributors to relative performance were Google, Petro-Canada and AstraZeneca. Shares of the internet search and advertising company Google appreciated on a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. Petro-Canada advanced on the continued rise in oil prices. Pharmaceutical company AstraZeneca reported continued growth in its antipsychotic drug Seroquel and bolstered its earnings outlook.

      Positive results were partially offset by eBay, Lexmark International and Elan. eBay fell on concerns of slowing growth in the U.S. and forecasts of lower margins. Shares of printer manufacturer Lexmark International slumped as investors expressed displeasure with increased operating costs and the slow-growing and increasingly price-competitive nature of the printer industry. Lexmark was sold from the fund based on management's view that the industry's secular pricing dynamic appears likely to compromise near-term earnings prospects. Lastly, shares of Elan fell when the company was forced to withdraw its multiple sclerosis drug, Tysabri, from the market. This stock was also eliminated from the portfolio.

      Management expects to see the end of the inventory-induced growth slowdown some time in the second half of 2005, followed by gradually firming economic conditions next year. Management thinks that the Federal Reserve has successfully engineered a "soft landing" for the U.S. economy and is nearly done raising rates. The global growth expansion in 2006 and beyond should be moderate and steady, keeping inflation outside of the energy area in check. Protectionism and an additional surge in energy prices remain risks to this positive scenario.

      The fund's investment approach remains a "bottom-up" process: stocks are selected one at a time based on the fundamentals of each holding. As such, the fund's industry weights are a result of the process of finding growth companies which management believes to be undervalued. At the conclusion of the six-month period, the fund had overweight positions in the energy, information technology and financials sectors. Relative to the Russell 3000(R) Growth Index, the fund is underweight consumer staples, materials, and industrials sectors.

      MEMBERS Capital Advisors' Common Stock
      Management Team -- Advisor
      Wellington Management Company, LLP -- Subadvisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                            FUND PERFORMANCE REVIEW                           17

                          Multi - Cap Growth Stock Fund

                   MULTI-CAP GROWTH STOCK FUND COMPARISON OF
                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Multi-Cap Growth
  Stock Fund                                                     10/2000    $10,000    $7,081   $4,941   $5,375   $6,834     $7,012
Russell 3000 Growth
  Index                                                                     $10,000    $7,187   $5,291   $5,439   $6,462     $6,586

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Cash and Other Net Assets         4%
Information Technology           31%
Industrials                      10%
Health Care                      19%
Consumer Discretionary           16%
Consumer Staples                  2%
Energy                            7%
Financials                       10%
Telecommunication Services        1%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                   One      Three        Since
                                  Year      Years     Inception(2)
                                 -----      -----     ------------
Multi-Cap Growth Stock Fund      2.60%      12.38%       -7.33%
Russell 3000(R) Growth Index     1.90        1.56        -8.57

(2) Returns are from inception, October 31, 2000.

SEMIANNUAL REPORT JUNE 30, 2005

18                             FUND PERFORMANCE REVIEW

                             Global Securities Fund

      INVESTMENT OBJECTIVE

      The Global Securities Fund seeks capital appreciation.

      PORTFOLIO MANAGEMENT

      MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund.
      Oppenheimer Funds, Inc. is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

      PRINCIPAL INVESTMENT STRATEGIES

      The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

      In selecting securities for the fund, the advisor looks primarily for foreign and U.S. companies with high growth potential. The advisor uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

      The advisor considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.

      During the six-month period ended June 30, 2005, the Global Securities Fund returned -0.34%.

Ultra Series Global Securities Fund
(net of fees and expenses)                -0.34%
MSCI World Index                          -0.40%

      During the reporting period, the rising interest rate environment clearly influenced the fund's performance. While the Federal Reserve has been raising interest rates gradually and they remain very low by historical standards, it is the direction of interest rate changes rather than their absolute magnitude that contributes most to the investment environment and fund performance. It is difficult for equity markets to rise in the face of higher interest rates, even if rates are rising at a modest rate.

      Positive contributors to the fund's performance were management's new technology, mass affluence and restructuring investment themes. New technology holdings Vodafone and Telefonaktiebolaget LM Ericsson are both outstanding businesses that have leading positions in the mobile communications field. Management believes they are priced fairly and generate substantial free cash flow while having significant opportunities to grow over the next decade. The top performer in our mass affluence theme was Swedish fashion retailer Hennes & Mauritz (H&M), which is growing its store base and margins across Europe and the United States. In our restructuring investment theme, Koninklijke Philips Electronics generated positive performance as it continues to focus on core competencies and eliminate low-return businesses.

      Detractors to performance included a leading provider of casino gaming equipment, International Game Technology, whose stock declined as equipment sales slowed. We still believe in this company's long-term future as casino gaming grows in popularity worldwide. We did eliminate our position in Hoya Corporation, a leader in optical technology, which declined as business prospects worsened which detracted from its performance.

      Looking ahead, we think that many of the ingredients of strong equity market performance are in place. The global interest-rate environment is positive, earnings momentum is strong and should continue to be so given the remaining pent-up demand for business investment spending. In particular, we anticipate a wave of technology spending driven by cash-rich corporations. There are some risks on the horizon, including interest rate and inflation concerns, oil prices, and geopolitical uncertainties. Management does not currently, however, intend to change our theme-driven, fundamental investment style, which has served us well under a wide range of market and economic conditions. We will continue to buy good growth companies, in a contrarian fashion, with a long-term investment horizon.

      MEMBERS Capital Advisors' Common Stock
      Portfolio Management Team -- Advisor
      Oppenheimer Funds, Inc. -- Subadvisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                           FUND PERFORMANCE REVIEW                           19

                             Global Securities Fund

                  GLOBAL SECURITIES FUND COMPARISON OF CHANGE
                        IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

                         06/30/95  06/30/96  06/30/97  06/30/98  06/30/99  06/30/00  06/30/01 06/30/02  06/30/03  06/30/04  06/30/05
                         --------  --------  --------  --------  --------  --------  -------- --------  --------  --------  --------
Global Securities Fund                                                     $10,000    $9,237   $8,311     $7,790   $10,229   $11,682
Morgan Stanley World
 Index                                                                     $10,000    $8,559   $7,285     $7,147   $8,902    $ 9,845

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

United Kingdom                                     14%
Canada                                              3%
Other Countries                                     3%
Japan                                               8%
Cash and Other Net Assets                           2%
Pacific Basin                                       6%
 Latin America                                      5%
Europe (excluding  United Kingdom)                 23%
United States                                      36%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                             One       Three        Since
                             Year      Years      Inception(2)
                            -----      -----      ------------
Global Securities Fund      14.21%     12.02%         3.39%
MSCI World Index            10.59      10.56         -1.54

(2)Returns are from inception, October 31, 2000.

SEMIANNUAL REPORT JUNE 30, 2005

20                          FUND PERFORMANCE REVIEW

                            International Stock Fund

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management LLC is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

During the six-month period ended June 30, 2005, the International Stock Fund returned -0.01%.

Ultra Series International Stock Fund                      -0.01%
    (net of fees and expenses)
MSCI EAFE Index                                            -0.85%

After a strong year-end rally in international equities, 2005 began with the markets weakening in January, followed by a rebound in February. International stocks fell again in both March and April, due to rising oil prices and signs of slowing economic growth. However, the markets bounced back positively in May and June, to end up, modestly, for the first six months of the year. However, returns in U.S. dollars were depressed for unhedged investors, due to a strong rally in the dollar. Small-cap stocks continued to outperform large-cap stocks over the six-month period. From a sector perspective, energy and utility stocks were among the best performers, while materials and industrials lagged. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar's advance.

The fund benefited from stock selection in the consumer discretionary sector as automakers, such as Volkswagen and Porsche, performed well. Porsche is benefiting from positive sales in the U.S., while Volkswagen was boosted by investor expectations of an aggressive restructuring plan to improve profitability. Technology was also a positive contributor, as Nokia shares rebounded. The company is regaining shares in the European handset market and is reducing research and development spending to improve profitability. Stock selection in financials detracted from returns as shares in UK banks, such as Royal Bank of Scotland and Barclays, weakened after the Bank of England raised short-term interest rates, and signs of deteriorating credit quality emerged. However, these companies have generated positive returns-on-equity in a variety of macroeconomic environments and we believe that valuations are attractive versus historical norms. Overall performance of the portfolio versus the MSCI EAFE Index was helped by its developed markets small-cap and emerging markets segments, as both these areas out-performed large-cap developed markets. We think that performance leadership in the fund's portfolio may change, however. We believe that signs of a reversal in the capitalization cycle have emerged, as the tighter monetary policy of the U.S. Federal Reserve dampens investor risk tolerance. Larger stocks have begun to out-perform in the U.S., and we believe that this trend may spread internationally due to the generally lower valuations and higher returns on equity of larger stocks.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
Lazard Asset Management LLC -- Subadvisor

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                             FUND PERFORMANCE REVIEW                          21

                            International Stock Fund

 INTERNATIONAL STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [PERFORMANCE GRAPH]

              06/30/1996  06/30/1997  06/30/1998  06/30/1999  06/30/2000  06/30/2001  06/30/2002  06/30/2003  06/30/2004  06/30/2005
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
International
 Stock Fund                                                      $10,000      $8,766      $8,235      $8,013     $10,045     $11,769
MSCI EAFE
Index                                                            $10,000      $8,535      $7,757      $7,287     $ 9,681     $11,048

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Pacific Basin                                   7%
Latin America                                   4%
Japan                                          18%
Other Countries                                 3%
United Kingdom                                 19%
Cash and Other Net Assets                       2%
Europe (excluding United Kingdom)              45%
Africa                                          2%

                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2005

                                                   One     Three      Since
                                                  Year     Years    Inception(2)
                                                  -----    -----   ------------
International Stock Fund                          17.17%   12.64%      3.55%

MSCI EAFE Index                                   14.13    12.51       2.14

(2)Returns are from inception, October 31, 2000.

SEMIANNUAL REPORT JUNE 30, 2005

22            MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
  COMMERCIAL PAPER (A) - 57.01%

             CHEMICALS - 3.86%
$ 5,250,000  E.I. du Pont de Nemours & Co.
             3.240%, due 08/17/05 ..............................   $     5,227,793
                                                                   ---------------
             CONSUMER STAPLES - 13.63%
  1,000,000  Coca-Cola Co.
             3.150%, due 07/28/05 ..............................           997,638
  2,325,000  Coca-Cola Co.
             3.210%, due 08/02/05 ..............................         2,318,366
  4,925,000  Nestle Capital Corp.
             3.210%, due 08/19/05 ..............................         4,903,482
  5,250,000  PepsiCo, Inc.
             3.230%, due 08/09/05 ..............................         5,231,629
  5,000,000  Proctor & Gamble
             3.020%, due 07/18/05 ..............................         4,992,869
                                                                   ---------------
                                                                        18,443,984
                                                                   ---------------
             FINANCE - 31.72%
  1,735,000  American Express Credit Corp.
             3.180%, due 07/12/05 ..............................         1,733,314
  5,000,000  American General Finance Corp.
             3.110%, due 07/12/05 ..............................         4,995,249
  5,250,000  American Honda Finance Corp.
             3.180%, due 07/20/05 ..............................         5,241,189
  5,250,000  Citigroup Funding, Inc.
             3.350%, due 07/01/05 ..............................         5,250,000
  4,600,000  General Electric Capital Corp.
             3.130%, due 07/15/05 ..............................         4,594,401
  5,250,000  Goldman Sachs Group, Inc.
             3.100%, due 07/11/05 ..............................         5,245,479
  3,000,000  HSBC Finance Corp.
             3.090%, due 07/15/05 ..............................         2,996,395
  2,125,000  Merrill Lynch & Co.
             3.100%, due 07/12/05 ..............................         2,122,987
  5,500,000  Toyota Motor Credit Co.
             3.040%, due 07/05/05 ..............................         5,498,142
  5,265,000  UBS Finance Delaware LLC
             3.290%, due 08/23/05 ..............................         5,239,498
                                                                   ---------------
                                                                        42,916,654
                                                                   ---------------
             HEALTH CARE - 3.92%
  5,300,000  Medtronic, Inc.
             3.100%, due 07/06/05 ..............................         5,297,718
                                                                   ---------------
             RETAIL - 3.88%
  5,250,000  Wal-Mart Stores, Inc.
             3.110%, due 07/18/05 ..............................         5,242,290
                                                                   ---------------
             TOTAL COMMERCIAL PAPER
             (Cost $77,128,439) ................................        77,128,439
                                                                   ---------------

   CORPORATE NOTES AND BONDS - 13.67%

              FINANCE - 13.67%
$ 5,200,000   Bank of America NA/Charlotte NC
              3.300%, due 08/08/05 (G) .........................         5,200,000
  3,500,000   CIT Group, Inc.
              3.620%, due 07/29/05 (G) .........................         3,501,106
  2,500,000   HSBC Finance Corp.
              3.375%, due 02/21/06 .............................         2,495,300
  3,000,000   Morgan Stanley
              6.100%, due 04/15/06 .............................         3,054,270
  4,250,000   Wells Fargo Financial, Inc.
              3.490%, due 09/12/05 (G) .........................         4,251,122
                                                                   ---------------
              TOTAL CORPORATE NOTES AND BONDS
                (Cost $18,501,798) .............................        18,501,798
                                                                   ---------------
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.70%

              FEDERAL FARM CREDIT BANK - 5.17%
  7,000,000   3.100%, due 07/01/05 (G) .........................         6,998,718
                                                                   ---------------
              FEDERAL HOME LOAN BANK (A) - 5.61%
  1,600,000   2.980%, due 07/01/05 .............................         1,600,000
  6,000,000   3.020%, due 07/05/05 .............................         5,997,986
                                                                   ---------------
                                                                         7,597,986
                                                                   ---------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 4.42%
  6,000,000   2.070%, due 10/28/05 .............................         5,975,251
                                                                   ---------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.85%
  2,500,000   3.208%, due 07/01/05 (G) .........................         2,499,980
                                                                   ---------------
              U.S. TREASURY BILLS (A) - 6.65%
  9,000,000   2.690%, due 07/07/05 .............................         8,995,965
                                                                   ---------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS
              (Cost $32,067,900) .............................          32,067,900
                                                                   ---------------

      Shares
      ------
  INVESTMENT COMPANIES - 5.13%
  3,598,226   J.P. Morgan Money Market Fund ....................         3,598,226
  3,337,043   SSgA Prime Money Market Fund .....................         3,337,043
                                                                   ---------------
              TOTAL INVESTMENT COMPANIES
              (Cost $6,935,269) ................................         6,935,269
                                                                   ---------------

   TOTAL INVESTMENTS - 99.51%
   (Cost $134,633,406**) .....................................         134,633,406
                                                                   ---------------
   NET OTHER ASSETS AND LIABILITIES - 0.49% ....................           667,356
                                                                   ---------------
   TOTAL NET ASSETS - 100.00% ..................................   $   135,300,762
                                                                   ===============

-------------------
** Aggregate cost is the same for financial reporting and Federal tax purposes.

(A)   Rate noted represents annualized yield at time of purchase.

(G) Floating rate or variable rate note. Rate shown is as of June 30, 2005. Date shown is next reset date.

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)             23

                                                                       Value
Par Value                                                             (Note 2)
---------                                                          ---------------
ASSET BACKED - 5.18%

$     943,519  ABSC Long Beach Home Equity Loan Trust,
               Series 2000-LB1, Class AF5 (M)
               8.050%, due 09/21/30 ............................   $       946,764
    3,000,000  ABSC Manufactured Housing Contract,
               Series 2004-OK1, Class A4 (C)
               5.019%, due 04/16/30 ............................         1,788,855
    2,100,000  Ameriquest Mortgage Securities, Inc.,
               Series 2004-FR1, Class M2 (M)
               5.207%, due 05/25/34 ............................         2,108,541
    4,200,000  Citibank Credit Card Issuance Trust,
               Series 2004-A1, Class A1
               2.550%, due 01/20/09 ............................         4,111,712
    3,300,000  Countrywide Asset-Backed Certificates,
               Series 2003-S1, Class A4 (M)
               5.009%, due 12/25/32 ............................         3,314,026
    2,000,000  GMAC Home Equity Loan Trust,
               Series 2004-HE2, Class M1 (M)
               3.950%, due 10/25/33 ............................         1,959,860
    2,647,167  Green Tree Financial Corp.,
               Series 1996-1, Class M1
               7.000%, due 03/15/27 ............................         2,721,619
    2,772,835  Green Tree Financial Corp.,
               Series 1998-2, Class A6
               6.810%, due 12/01/27 ............................         2,908,183
    2,300,000  Green Tree Home Equity Loan Trust,
               Series 1999-A, Class B1
               8.970%, due 11/15/27 ............................         2,449,165
    3,500,000  New Century Home Equity Loan Trust,
               Series 2003-5, Class AI5
               5.500%, due 11/25/33 ............................         3,590,835
    1,715,000  Park Place Securities, Inc.,
               Series 2005-WHQ2, Class M11 (G)(M)
               5.814%, due 05/25/35 ............................         1,414,875
    2,000,000  Residential Asset Mortgage Products, Inc.,
               Series 2003-RS9, Class AI5
               4.990%, due 03/25/31 ............................         2,010,016
    2,245,000  Wells Fargo Home Equity Trust,
               Series 2004-2, Class M8A (C)(G)(M)
               6.314%, due 03/25/33 ............................         2,244,933
                                                                   ---------------
               TOTAL ASSET BACKED ............................
               (Cost $32,173,473)                                       31,569,384
                                                                   ---------------
COMMERCIAL MORTGAGE BACKED - 6.24%

    4,790,726  Bear Stearns Commercial Mortgage Securities,
               Series 2001-TOP4, Class A1
               5.060%, due 11/15/16 ............................         4,881,754
    2,800,000  Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A2
               3.700%, due 02/13/46 ............................         2,766,340
    2,800,000  Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A6 (G)
               4.750%, due 02/13/46 ............................         2,836,533
    3,000,000  Greenwich Capital Commercial Funding Corp.,
               Series 2004-GG1, Class A7 (G)
               5.317%, due 06/10/36 ............................         3,163,424
    3,200,000  LB-UBS Commercial Mortgage Trust,
               Series 2004-C8, Class A6 (G)
               4.799%, due 12/15/29 ............................         3,259,653

  2,409,509  Morgan Stanley Capital I,
             Series 1999-CAM1, Class A3
             6.920%, due 03/15/32 ..............................         2,498,600
  5,550,000  Morgan Stanley Capital I,
             Series 2004-HQ4, Class A7
             4.970%, due 04/14/40 ..............................         5,701,704
  7,000,000  Morgan Stanley Capital I,
             Series 2004-T13, Class A3
             4.390%, due 09/13/45 ..............................         6,971,152
  1,695,000  Multi Security Asset Trust,
             Series 2005-RR4, Class J (C)
             5.880%, due 11/28/35 ..............................         1,531,062
  4,529,019  Wachovia Bank Commercial Mortgage Trust,
             Series 2003-C6, Class A1
             3.364%, due 08/15/35 ..............................         4,460,686
                                                                   ---------------
             TOTAL COMMERCIAL MORTGAGE BACKED...................
             (Cost $37,883,233)                                         38,070,908
                                                                   ---------------
CORPORATE NOTES AND BONDS - 27.86%

             CABLE - 0.45%

  2,500,000  Comcast Cable Communications
             6.875%, due 06/15/09 ...............................        2,723,290
                                                                   ---------------
             CAPITAL GOODS - 0.56%
  3,500,000  Caterpillar Financial Services Corp., Series F
             2.500%, due 10/03/06 ...............................        3,434,357
                                                                   ---------------
             CONSUMER DISCRETIONARY - 2.40%
  2,500,000  American Association of Retired Persons (C)
             7.500%, due 05/01/31 ...............................        3,239,605
  2,300,000  Carnival Corp. (D)
             3.750%, due 11/15/07 ...............................        2,277,283
  4,000,000  Cendant Corp.
             6.250%, due 01/15/08 ...............................        4,172,472
  4,400,000  Erac USA Finance Co. (C)
             6.700%, due 06/01/34 ...............................        4,939,836
                                                                   ---------------
                                                                        14,629,196
                                                                   ---------------
             CONSUMER STAPLES - 0.64%
  1,250,000  Coca-Cola Enterprises, Inc. (O)
             4.375%, due 09/15/09 ...............................        1,258,260
  2,700,000  Safeway, Inc.
             4.125%, due 11/01/08 ...............................        2,661,133
                                                                   ---------------
                                                                         3,919,393
                                                                   ---------------
             ENERGY - 2.82%
  2,460,000  Amerada Hess Corp.
             7.875%, due 10/01/29 ...............................        3,108,217
  2,000,000  Burlington Resources Finance Co.
             5.700%, due 03/01/07 ...............................        2,046,224
  1,110,000  Devon Financing Corp. ULC
             7.875%, due 09/30/31 ...............................        1,443,779
  2,500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07 ...............................        2,563,268
  2,000,000  Pemex Project Funding Master Trust
             7.375%, due 12/15/14 ...............................        2,243,000
  3,000,000  Texaco Capital, Inc.
             5.700%, due 12/01/08 ...............................        3,016,029
  2,275,000  Valero Energy Corp.
             7.500%, due 04/15/32 ...............................        2,808,076
                                                                   ---------------
                                                                        17,228,593
                                                                   ---------------

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

24          BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
  CORPORATE NOTES AND BONDS (CONTINUED)

             FINANCE - 5.29%
$ 2,700,000  AIG SunAmerica Global Financing XII (C)
             5.300%, due 05/30/07 ............................... $      2,753,749
  2,500,000  American General Finance Corp., Series H
             4.625%, due 09/01/10 ...............................        2,511,740
  2,000,000  Bear Stearns Cos., Inc.
             7.800%, due 08/15/07 ...............................        2,142,234
  2,500,000  CIT Group, Inc.
             7.375%, due 04/02/07 ...............................        2,633,872
  2,000,000  GE Global Insurance Holding Corp.
             7.000%, due 02/15/26 ...............................        2,143,556
  1,680,000  GE Global Insurance Holding Corp.
             7.750%, due 06/15/30 ...............................        1,958,591
  2,750,000  Goldman Sachs Group, Inc.
             5.700%, due 09/01/12 ...............................        2,926,058
  4,250,000  HSBC Finance Corp.
             6.500%, due 11/15/08 ...............................        4,536,208
  3,000,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06 ...............................        3,084,525
  2,000,000  U.S. Bank N.A.
             6.300%, due 02/04/14 ...............................        2,258,310
  2,750,000  Wachovia Corp.
             4.950%, due 11/01/06 ...............................        2,779,433
  2,500,000  Washington Mutual Financial Corp.
             6.250%, due 05/15/06 ...............................        2,548,348
                                                                   ---------------
                                                                        32,276,624
                                                                   ---------------
             HEALTH CARE - 1.27%
  2,600,000  Eli Lilly & Co.
             6.570%, due 01/01/16 ...............................        3,026,852
  1,670,000  Merck & Co., Inc.
             6.400%, due 03/01/28 ...............................        1,944,596
  2,370,000  Wyeth
             6.500%, due 02/01/34 ...............................        2,770,476
                                                                   ---------------
                                                                         7,741,924
                                                                   ---------------
             INDUSTRIALS - 5.57%

    760,000  Boeing Co.
             8.625%, due 11/15/31 ...............................        1,132,593
  1,380,000  Boeing Co.
             6.875%, due 10/15/43 ...............................        1,767,642
  1,140,000  D.R. Horton, Inc.
             5.250%, due 02/15/15 ...............................        1,103,684
  4,000,000  DaimlerChrysler N.A. Holding Corp.
             4.750%, due 01/15/08 ...............................        4,015,456
  3,850,000  Dow Chemical Co.
             5.750%, due 12/15/08 ...............................        4,037,545
  2,400,000  Ford Motor Credit Co.
             7.600%, due 08/01/05 ...............................        2,405,379
  2,000,000  Ford Motor Credit Co.
             5.800%, due 01/12/09 ...............................        1,898,592
  3,200,000  General Electric Co.
             5.000%, due 02/01/13 ...............................        3,304,032
  1,125,000  General Motors Acceptance Corp. (O)
             6.125%, due 08/28/07 ...............................        1,113,433
  1,225,000  General Motors Acceptance Corp.
             7.250%, due 03/02/11 ...............................        1,148,648
  800,000    International Paper Co.
             7.875%, due 08/01/06 ...............................          825,150

  1,125,000  Pulte Homes, Inc. (O)
             5.200%, due 02/15/15 ...............................        1,112,808
    958,000  Raytheon Co.
             4.500%, due 11/15/07 ...............................          960,662
  2,465,000  Waste Management, Inc.
             7.125%, due 12/15/17 ...............................        2,885,709
  2,250,000  Westvaco Corp.
             8.200%, due 01/15/30 ...............................        2,944,724
  3,000,000  Weyerhaeuser Co.
             6.875%, due 12/15/33 ...............................        3,340,617
                                                                   ---------------
                                                                        33,996,674
                                                                   ---------------
             PIPELINE - 0.33%
  1,675,000  Kinder Morgan, Inc.
             7.250%, due 03/01/28 ...............................        1,986,255
                                                                   ---------------
             REITS - 0.62%

  2,735,000  EOP Operating L.P.
             4.750%, due 03/15/14 ...............................        2,681,408
  1,060,000  Simon Property Group, L.P.
             5.625%, due 08/15/14 ...............................        1,105,472
                                                                   ---------------
                                                                         3,786,880
                                                                   ---------------
             TELECOMMUNICATIONS - 1.77%
  3,000,000  Bellsouth Capital Funding (O)
             7.875%, due 02/15/30 ...............................        3,872,145
    775,000  Sprint Capital Corp.
             7.125%, due 01/30/06 ...............................          787,946
  2,000,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06 ...............................        2,046,956
  2,500,000  Verizon Wireless Capital LLC
             5.375%, due 12/15/06 ...............................        2,547,800
  1,500,000  Vodafone Group PLC (D)
             5.000%, due 12/16/13 ...............................        1,543,247
                                                                   ---------------
                                                                        10,798,094
                                                                   ---------------
             TRANSPORTATION - 1.76%
  3,400,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05 ...............................        3,435,329
  2,925,000  Burlington Northern Santa Fe Corp.
             8.125%, due 04/15/20 ...............................        3,867,827
  1,268,000  Norfolk Southern Corp.
             5.590%, due 05/17/25 ...............................        1,317,871
  1,382,000  Norfolk Southern Corp.
             7.250%, due 02/15/31 ...............................        1,764,941
     12,451  Southwest Airlines Co., Series A3
             8.700%, due 07/01/11 ...............................           13,771
    288,759  Union Pacific Railroad Co.
             6.540%, due 07/01/15 ...............................          307,739
                                                                   ---------------
                                                                        10,707,478
                                                                   ---------------
             UTILITIES - 4.38%
  3,000,000  Constellation Energy Group, Inc.
             4.550%, due 06/15/15 ...............................        2,896,530
  2,750,000  Consumers Energy Co.
             5.650%, due 04/15/20 ...............................        2,878,007
  2,750,000  DTE Energy Co.
             6.450%, due 06/01/06 ...............................        2,806,199
  2,000,000  Energy East Corp.
             8.050%, due 11/15/10 ...............................        2,321,956

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

          BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)       25

                                                                       Value
Par Value                                                             (Note 2)
---------                                                          ---------------
  CORPORATE NOTES AND BONDS (CONTINUED)

             UTILITIES (CONTINUED)
$ 2,532,928  Niagara Mohawk Power Corp., Series F
             7.625%, due 10/01/05 ...............................  $     2,556,074
  2,925,000  Pacific Gas and Electric Co.
             6.050%, due 03/01/34 ...............................        3,223,610
  2,400,000  Progress Energy, Inc.
             7.750%, due 03/01/31 ...............................        2,994,492
  3,400,000  Virginia Electric and Power Co., Series A
             5.750%, due 03/31/06 ...............................        3,443,204
  3,000,000  Wisconsin Electric Power
             6.500%, due 06/01/28 ...............................        3,600,600
                                                                   ---------------
                                                                        26,720,672
                                                                   ---------------
             TOTAL CORPORATE NOTES AND BONDS
             (Cost $163,095,575) ................................      169,949,430
                                                                   ---------------

  MORTGAGE BACKED - 24.71%

             FEDERAL HOME LOAN MORTGAGE CORP. - 7.98%
  6,608,052  5.000%, due 05/01/18 Pool # E96322 .................        6,687,543
  9,000,000  3.000%, due 10/15/21 Series 2659, Class NJ .........        8,881,385
    243,402  8.000%, due 06/01/30 Pool # C01005 .................          262,112
  1,113,349  7.000%, due 03/01/31 Pool # C48129 .................        1,172,277
    575,765  6.500%, due 03/01/32 Pool # C65648 .................          596,941
  1,517,078  6.000%, due 09/01/32 Pool # C70558 .................        1,557,119
  5,702,141  5.000%, due 07/01/33 Pool # A11325 .................        5,711,233
  3,092,918  6.000%, due 09/01/34 Pool # A26682 .................        3,173,494
  1,839,992  6.000%, due 10/01/34 Pool # A28439 .................        1,887,926
  1,892,439  6.000%, due 10/01/34 Pool # A28598 .................        1,941,741
  9,334,849  5.500%, due 11/01/34 Pool # A28282 .................        9,471,369
  1,861,720  6.000%, due 11/01/34 Pool # A28556 .................        1,910,221
    737,759  5.000%, due 04/01/35 Pool # A32314 .................          738,696
  1,785,564  5.000%, due 04/01/35 Pool # A32315 .................        1,787,832
  2,321,611  5.000%, due 04/01/35 Pool # A32316 .................        2,324,560
    600,968  5.000%, due 04/01/35 Pool # A32509 .................          601,732
                                                                   ---------------
                                                                        48,706,181
                                                                   ---------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.29%
  5,165,617  4.000%, due 04/01/15 Pool # 255719 .................        5,139,175
    415,967  6.000%, due 05/01/16 Pool # 582558 .................          430,220
  1,627,572  5.500%, due 09/01/17 Pool # 657335 .................        1,671,902
  2,497,288  5.500%, due 02/01/18 Pool # 673194 .................        2,565,306
  5,334,431  4.500%, due 09/01/18 Pool # 737144 .................        5,314,013
    975,104  6.000%, due 05/01/21 Pool # 253847 .................        1,005,367
  4,601,549  5.500%, due 12/01/22 Pool # 254587 .................        4,698,283
    271,622  7.000%, due 12/01/29 Pool # 762813 .................          287,872
    469,034  7.000%, due 11/01/31 Pool # 607515 .................          494,732
    796,696  6.000%, due 02/01/32 Pool # 611619 .................          817,818
    799,295  6.500%, due 03/01/32 Pool # 631377 .................          828,582
     46,325  7.000%, due 04/01/32 Pool # 641518 .................           48,866
    776,934  7.000%, due 05/01/32 Pool # 644591 .................          819,501
  7,032,499  6.500%, due 06/01/32 Pool # 545691 .................        7,290,182
     64,152  7.000%, due 08/01/32 Pool # 641302 .................           67,671
  6,706,778  5.500%, due 04/01/33 Pool # 690206 .................        6,804,678
    991,140  6.000%, due 08/01/33 Pool # 729413 .................        1,016,517
  2,293,612  6.000%, due 08/01/33 Pool # 729407 .................        2,352,339
  3,554,657  6.000%, due 08/01/33 Pool # 738061 .................        3,645,673
  8,706,175  5.000%, due 10/01/33 Pool # 254903 .................        8,718,393

   9,808,504  5.500%, due 11/01/33 Pool # 555880 ................        9,951,680
     163,747  5.000%, due 05/01/34 Pool # 782214 ................          163,924
   2,197,475  5.000%, due 06/01/34 Pool # 778891 ................        2,199,845
   9,232,977  5.500%, due 06/01/34 Pool # 780384 ................        9,364,683
     278,337  7.000%, due 07/01/34 Pool # 792636 ................          293,532
   1,124,343  5.500%, due 08/01/34 Pool # 793647 ................        1,140,381
   3,887,478  5.500%, due 03/01/35 Pool # 815976 ................        3,943,008
                                                                   ---------------
                                                                        81,074,143
                                                                   ---------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.44%
     125,808  8.000%, due 10/20/15 Pool # 002995 ................          134,466
   4,200,000  5.008%, due 12/16/25 Series 2004-43, Class C (G) ..        4,309,161
   5,012,963  6.500%, due 09/20/28 Series 1998-21,Class ZB ......        5,236,643
     522,473  6.500%, due 02/20/29 Pool # 002714 ................          544,247
     568,120  6.500%, due 04/20/31 Pool # 003068 ................          591,542
   9,600,000  6.000%, due 07/20/32 Series 2002-50, Class PE .....       10,154,440
                                                                   ---------------
                                                                        20,970,499
                                                                   ---------------
              TOTAL MORTGAGE BACKED..............................
              ( Cost $148,521,191 )                                    150,750,823
                                                                   ---------------

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.10%

              FEDERAL FARM CREDIT BANK - 0.74%
   4,000,000  5.875%, due 10/03/16 ..............................        4,530,256
                                                                   ---------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 3.02%
  10,000,000  5.500%, due 07/15/06 ..............................       10,173,270
   2,500,000  4.875%, due 11/15/13 ..............................        2,615,685
   5,500,000  4.500%, due 01/15/14 ..............................        5,612,255
                                                                   ---------------
                                                                        18,401,210
                                                                   ---------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.84%
   4,675,000  4.000%, due 09/02/08 ..............................        4,671,957
   2,400,000  5.250%, due 08/01/12 ..............................        2,529,713
   3,905,000  4.625%, due 10/15/14 (O) ..........................        4,004,866
                                                                   ---------------
                                                                        11,206,536
                                                                   ---------------
              U.S. TREASURY BONDS - 4.58%
  18,835,000  6.250%, due 05/15/30 (O) ..........................       24,533,322
   2,900,000  5.375%, due 02/15/31 (O) ..........................        3,422,000
                                                                   ---------------
                                                                        27,955,322
                                                                   ---------------
              U.S. TREASURY NOTES - 19.92%
   1,700,000  2.000%, due 08/31/05 (O) ..........................        1,696,614
  14,600,000  1.500%, due 03/31/06 (O) ..........................       14,388,417
   5,000,000  2.250%, due 04/30/06 (O) ..........................        4,948,635
  15,000,000  2.000%, due 05/15/06 (O) ..........................       14,807,820
   9,000,000  2.625%, due 11/15/06 (O) ..........................        8,881,524
   7,000,000  3.125%, due 01/31/07 (O) ..........................        6,944,763
   3,700,000  3.375%, due 02/28/07 (O) ..........................        3,683,812
   7,740,000  3.250%, due 01/15/09 (O) ..........................        7,629,643
  12,000,000  2.625%, due 03/15/09 (O) ..........................       11,562,660
  11,000,000  3.875%, due 05/15/10 (O) ..........................       11,062,733
   6,500,000  5.750%, due 08/15/10 (O) ..........................        7,104,045
   4,865,000  5.000%, due 02/15/11 (O) ..........................        5,168,873
   1,915,000  4.000%, due 02/15/14 (O) ..........................        1,926,521

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

26          BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)

                U.S. TREASURY NOTES (CONTINUED)
$  15,565,000   4.250%, due 11/15/14 (O) ........................  $    15,930,419
    2,750,000   4.000%, due 02/15/15 (O) ........................        2,759,776
    2,975,000   4.125%, due 05/15/15 ............................        3,018,462
                                                                   ---------------
                                                                       121,514,717
                                                                   ---------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS
                       ( Cost $179,298,007 ) ....................      183,608,041
                                                                   ---------------
   CERTIFICATE OF DEPOSIT - 0.61%
    3,727,022   State Street Eurodollar .........................        3,727,022
                                                                   ---------------
                TOTAL CERTIFICATE OF DEPOSIT
                       ( Cost $3,727,022 ) ......................        3,727,022
                                                                   ---------------

 Shares
 ------
 INVESTMENT COMPANIES - 26.05%
          3   J.P. Morgan Money Market Fund ...................                3
 27,393,741   SSgA Prime Money Market Fund ....................       27,393,741
131,552,777   State Street Navigator Securities
              Lending Prime Portfolio (I) .....................      131,552,777
                                                                 ---------------
              TOTAL INVESTMENT COMPANIES
                     ( Cost $158,946,521 ) ....................      158,946,521
                                                                 ---------------
  TOTAL INVESTMENTS - 120.75%
( Cost $723,645,022** ) .......................................      736,622,129
                                                                 ---------------
 NET OTHER ASSETS AND LIABILITIES - (20.75)%                        (126,570,354)
                                                                 ---------------
 TOTAL NET ASSETS - 100.00%                                      $   610,051,775
                                                                 ===============

------------------
**    Aggregate cost for Federal tax purposes was $724,514,154.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.63% of total net assets.

(G) Floating rate or variable rate note. Rate shown is as of June 30, 2005.

(I)   Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O)   All (or a portion of security) on loan.

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)          27

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS - 91.09%

                AEROSPACE/DEFENSE - 3.45%
$  500,000      Alliant Techsystems, Inc.
                8.500%, due 05/15/11 ............................  $       533,750
   290,000      Argo-Tech Corp. (O)
                9.250%, due 06/01/11 ............................          314,650
   250,000      Armor Holdings, Inc. (O)
                8.250%, due 08/15/13 ............................          270,312
   400,000      BE Aerospace, Inc., Series B (O)
                8.000%, due 03/01/08 ............................          400,000
   420,000      BE Aerospace, Inc., Series B (O)
                8.875%, due 05/01/11 ............................          438,900
   300,000      DI Finance/DynCorp. International (C)
                9.500%, due 02/15/13 ............................          279,000
   400,000      DRS Technologies, Inc.
                6.875%, due 11/01/13 ............................          414,000
   300,000      Esterline Technologies Corp.
                7.750%, due 06/15/13 ............................          318,000
    90,000      K&F Acquisition, Inc. (O)
                7.750%, due 11/15/14 ............................           92,025
   350,000      L-3 Communications Corp.
                6.125%, due 01/15/14 ............................          350,000
   240,000      L-3 Communications Corp.
                5.875%, due 01/15/15 ............................          232,800
   350,000      Standard Aero Holdings, Inc. (C)
                8.250%, due 09/01/14 ............................          369,250
   300,000      TransDigm, Inc.
                8.375%, due 07/15/11 ............................          318,000
                                                                   ---------------
                                                                         4,330,687
                                                                   ---------------
                APPAREL/TEXTILES - 0.71%
   200,000      Levi Strauss & Co. (G)
                7.730%, due 04/01/12 ............................          189,000
   335,000      Levi Strauss & Co. (O)
                12.250%, due 12/15/12 ...........................          365,988
   300,000      Warnaco, Inc.
                8.875%, due 06/15/13 ............................          331,500
                                                                   ---------------
                                                                           886,488
                                                                   ---------------
                AUTO PARTS & EQUIPMENT - 0.34%
   415,000      Navistar International Corp. (O)
                7.500%, due 06/15/11 ............................          423,300
                                                                   ---------------
                BEVERAGE/FOOD - 1.35%
   350,000      B&G Foods, Inc.
                8.000%, due 10/01/11 ............................          361,812
   400,000      Del Monte Corp. (C)
                6.750%, due 02/15/15 ............................          408,000
   400,000      Dole Food Co., Inc.
                7.250%, due 06/15/10 ............................          406,000
   180,000      Michael Foods, Inc.
                8.000%, due 11/15/13 ............................          183,150
   325,000      Smithfield Foods, Inc.
                7.000%, due 08/01/11 ............................          342,063
                                                                   ---------------
                                                                         1,701,025
                                                                   ---------------
                BUILDING & CONSTRUCTION - 0.92%
   405,000      D. R. Horton, Inc.
                8.000%, due 02/01/09 ............................          443,639
   110,000      Technical Olympic USA, Inc.
                9.000%, due 07/01/10 ............................          113,163
    50,000      Technical Olympic USA, Inc.
                7.500%, due 03/15/11 ............................           46,500
   225,000      Technical Olympic USA, Inc.
                7.500%, due 01/15/15 ............................          202,500
   350,000      WCI Communities, Inc.
                7.875%, due 10/01/13 ............................          350,000
                                                                   ---------------
                                                                         1,155,802
                                                                   ---------------
                BUILDING MATERIALS - 1.03%
   500,000      Goodman Global Holding Co., Inc. (C)(O)
                7.875%, due 12/15/12 ............................          462,500
   300,000      Interface, Inc.
                7.300%, due 04/01/08 ............................          306,000
   290,000      Interface, Inc. (O)
                10.375%, due 02/01/10 ...........................          319,000
   100,000      Jacuzzi Brands, Inc.
                9.625%, due 07/01/10 ............................          109,500
   101,000      Nortek, Inc.
                8.500%, due 09/01/14 ............................           93,930
                                                                   ---------------
                                                                         1,290,930
                                                                   ---------------
                CHEMICALS - 4.47%
   195,000      Arco Chemical Co.
                9.800%, due 02/01/20 ............................          218,400
   500,000      Borden U.S. Finance Corp./
                Nova Scotia Finance ULC (C)
                9.000%, due 07/15/14 ............................          508,750
    94,000      Crystal U.S. Holdings 3 LLC/
                Crystal U.S. Sub 3 Corp., Series A (B)
                0.000%, due 10/01/14 ............................           66,270
   338,000      Crystal U.S. Holdings 3 LLC/
                Crystal U.S. Sub 3 Corp., Series B (B)
                0.000%, due 10/01/14 ............................          234,910
   505,000      Equistar Chemicals L.P./Equistar Funding Corp.
                10.625%, due 05/01/11 ...........................          557,394
   290,000      Hercules, Inc.
                6.750%, due 10/15/29 ............................          281,300
   571,000      Huntsman International LLC (O)
                10.125%, due 07/01/09 ...........................          587,416
   255,000      Huntsman International LLC (C)(O)
                7.375%, due 01/01/15 ............................          251,813
   190,000      Lyondell Chemical Co.
                9.500%, due 12/15/08 ............................          202,113
   450,000      Lyondell Chemical Co. (O)
                11.125%, due 07/15/12 ...........................          510,750
    80,000      Nalco Co.
                7.750%, due 11/15/11 ............................           85,200
   100,000      Nalco Co. (O)
                8.875%, due 11/15/13 ............................          107,250
   463,000      Nalco Finance Holdings, Inc. (B)(O)
                0.000%, due 02/01/14 ............................          342,041
   320,000      Nova Chemicals Corp. (D)
                6.500%, due 01/15/12 ............................          310,400

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

28      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS (CONTINUED)

                CHEMICALS (CONTINUED)
$    560,000    Resolution Performance Products, Inc. (O)
                13.500%, due 11/15/10 ...........................  $       602,000
     205,000    Rockwood Specialties Group, Inc.
                10.625%, due 05/15/11 ...........................          226,012
     530,000    Rockwood Specialties Group, Inc. (C)
                7.500%, due 11/15/14 ............................          526,025
                                                                   ---------------
                                                                         5,618,044
                                                                   ---------------
                CONSUMER PRODUCTS - 2.81%
     400,000    American Achievement Corp.
                8.250%, due 04/01/12 ............................          402,000
     250,000    Chattem, Inc.
                7.000%, due 03/01/14 ............................          258,125
     500,000    Church & Dwight Co., Inc.
                6.000%, due 12/15/12 ............................          505,000
     290,000    Da-Lite Screen Co., Inc.
                9.500%, due 05/15/11 ............................          308,850
     500,000    Elizabeth Arden, Inc.
                7.750%, due 01/15/14 ............................          521,250
     300,000    K2, Inc. (O)
                7.375%, due 07/01/14 ............................          315,750
     200,000    Playtex Products, Inc.
                8.000%, due 03/01/11 ............................          213,750
     300,000    Samsonite Corp.
                8.875%, due 06/01/11 ............................          318,750
     200,000    Spectrum Brands, Inc. (C)
                7.375%, due 02/01/15 ............................          193,500
     500,000    Visant Corp.
                7.625%, due 10/01/12 ............................          493,750
                                                                   ---------------
                                                                         3,530,725
                                                                   ---------------
                ENVIRONMENTAL - 0.79%
     250,000    Allied Waste North America (O)
                6.500%, due 11/15/10 ............................          246,250
     355,000    Allied Waste North America (O)
                7.875%, due 04/15/13 ............................          362,988
     350,000    Casella Waste Systems, Inc.
                9.750%, due 02/01/13 ............................          378,000
                                                                   ---------------
                                                                           987,238
                                                                   ---------------
                FOOD & DRUG RETAILERS - 0.62%
     525,000    Roundy's, Inc., Series B
                8.875%, due 06/15/12 ............................          540,750
     250,000    Stater Brothers Holdings (O)
                8.125%, due 06/15/12 ............................          243,750
                                                                   ---------------
                                                                           784,500
                                                                   ---------------
                FORESTRY/PAPER - 3.43%
     350,000    Boise Cascade LLC (C)(G)
                6.016%, due 10/15/12 ............................          353,500
     500,000    Caraustar Industries, Inc. (O)
                9.875%, due 04/01/11 ............................          503,750
   1,005,000    Georgia-Pacific Corp.
                9.375%, due 02/01/13 ............................        1,136,906
     140,000    Graphic Packaging International Corp.
                8.500%, due 08/15/11 ............................          144,200
     230,000    Graphic Packaging International Corp. (O)
                9.500%, due 08/15/13 ............................          231,725
          FORESTRY/PAPER (CONTINUED)

     255,000    Jefferson Smurfit Corp., U.S.
                8.250%, due 10/01/12 ............................          256,275
     355,000    JSG Funding PLC (D)
                9.625%, due 10/01/12 ............................          355,000
     145,000    Norske Skog Canada, Ltd. (D)
                7.375%, due 03/01/14 ............................          142,100
     405,000    Norske Skog Canada, Ltd., Series D (D)
                8.625%, due 06/15/11 ............................          417,656
     550,000    Smurfit Capital Funding PLC (D)
                6.750%, due 11/20/05 ............................          550,000
     240,000    Stone Container Finance (D)(O)
                7.375%, due 07/15/14 ............................          225,600
                                                                   ---------------
                                                                         4,316,712
                                                                   ---------------
                GAMING - 7.26%
     500,000    American Casino & Entertainment Properties LLC
                7.850%, due 02/01/12 ............................          530,000
     300,000    Aztar Corp. (O)
                7.875%, due 06/15/14 ............................          317,250
     485,000    Boyd Gaming Corp. (O)
                6.750%, due 04/15/14 ............................          497,125
     155,000    Caesars Entertainment, Inc.
                8.875%, due 09/15/08 ............................          173,019
     575,000    Caesars Entertainment, Inc.
                8.125%, due 05/15/11 ............................          661,250
     500,000    Global Cash Access LLC/Global Cash Finance Corp.
                8.750%, due 03/15/12 ............................          543,750
     500,000    Hard Rock Hotel, Inc.
                8.875%, due 06/01/13 ............................          543,750
     400,000    Herbst Gaming, Inc.
                7.000%, due 11/15/14 ............................          403,000
     200,000    Isle of Capri Casinos, Inc.
                9.000%, due 03/15/12 ............................          217,500
     290,000    Isle of Capri Casinos, Inc.
                7.000%, due 03/01/14 ............................          291,450
     500,000    Kerzner International, Ltd. (D)
                8.875%, due 08/15/11 ............................          535,000
     300,000    Las Vegas Sands Corp. (C)(O)
                6.375%, due 02/15/15 ............................          293,250
     255,000    Mandalay Resort Group (O)
                9.375%, due 02/15/10 ............................          284,962
     250,000    Mandalay Resort Group, Series B
                10.250%, due 08/01/07 ...........................          275,000
     115,000    MGM Mirage
                8.500%, due 09/15/10 ............................          127,650
     545,000    MGM Mirage (O)
                8.375%, due 02/01/11 ............................          594,050
     315,000    MGM Mirage (O)
                5.875%, due 02/27/14 ............................          305,944
     500,000    Penn National Gaming, Inc. (O)
                8.875%, due 03/15/10 ............................          535,000
      70,000    Pinnacle Entertainment, Inc.
                8.250%, due 03/15/12 ............................           72,800
     365,000    Pinnacle Entertainment, Inc.
                8.750%, due 10/01/13 ............................          386,900
     345,000    Scientific Games Corp. (C)
                6.250%, due 12/15/12 ............................          348,450
     300,000    Seneca Gaming Corp.
                7.250%, due 05/01/12 ............................          310,125

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)    29

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS (CONTINUED)

                GAMING (CONTINUED)
$     300,000    Seneca Gaming Corp. (C)
                7.250%, due 05/01/12 ............................  $       310,125
     315,000    Station Casinos, Inc.
                6.500%, due 02/01/14 ............................          321,300
     250,000    Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
                6.625%, due 12/01/14 ............................          243,125
                                                                   ---------------
                                                                         9,121,775
                                                                   ---------------
                GENERAL INDUSTRIAL & MANUFACTURING - 0.90%
     120,000    General Binding Corp.
                9.375%, due 06/01/08 ............................          121,200
     500,000    Hexcel Corp.
                6.750%, due 02/01/15 ............................          500,000
     250,000    Terex Corp.
                7.375%, due 01/15/14 ............................          258,750
     230,000    Terex Corp., Series B
                10.375%, due 04/01/11 ...........................          249,550
                                                                   ---------------
                                                                         1,129,500
                                                                   ---------------
                HEALTH CARE - 5.95%
     500,000    Alderwoods Group, Inc. (C)
                7.750%, due 09/15/12 ............................          530,625
     600,000    Carriage Services, Inc. (C)
                7.875%, due 01/15/15 ............................          633,000
     600,000    DaVita, Inc. (C)
                7.250%, due 03/15/15 ............................          616,500
     175,000    Extendicare Health Services, Inc. (O)
                6.875%, due 05/01/14 ............................          173,688
     400,000    Fisher Scientific International, Inc. (C)(H)
                6.125%, due 07/01/15 ............................          400,500
     300,000    Genesis HealthCare Corp. (O)
                8.000%, due 10/15/13 ............................          324,750
     910,000    HCA, Inc.
                7.875%, due 02/01/11 ............................        1,001,263
     300,000    HCA, Inc.
                6.375%, due 01/15/15 ............................          311,282
     300,000    IASIS Healthcare LLC/IASIS Capital Corp.
                8.750%, due 06/15/14 ............................          325,500
     250,000    Medical Device Manufacturing, Inc., Series B
                10.000%, due 07/15/12 ...........................          268,750
     200,000    Omega Healthcare Investors, Inc.
                7.000%, due 04/01/14 ............................          201,500
     480,000    Select Medical Corp. (C)
                7.625%, due 02/01/15 ............................          475,200
     300,000    Service Corp. International/U.S. (O)
                7.700%, due 04/15/09 ............................          321,000
     500,000    Sybron Dental Specialties, Inc.
                8.125%, due 06/15/12 ............................          535,000
     250,000    Teva Pharmaceutical Finance LLC, Series A (P)
                0.500%, due 02/01/24 ............................          245,000
     500,000    Triad Hospitals, Inc.
                7.000%, due 11/15/13 ............................          513,750
     375,000    Warner Chilcott Corp. (C)
                8.750%, due 02/01/15 ............................          364,687
     250,000    Watson Pharmaceuticals, Inc. (P)
                1.750%, due 03/15/23 ............................          231,875
                                                                   ---------------
                                                                         7,473,870
                                                                   ---------------
                HOTELS - 3.15%
     400,000    Felcor Lodging L.P. (G)
                7.780%, due 06/01/11 ............................          412,000
     400,000    Gaylord Entertainment Co.
                8.000%, due 11/15/13 ............................          420,500
     720,000    Hilton Hotels Corp.
                7.625%, due 12/01/12 ............................          831,403
     335,000    Host Marriott L.P.
                7.125%, due 11/01/13 ............................          349,237
     200,000    Host Marriott L.P. (C)
                6.375%, due 03/15/15 ............................          198,000
     250,000    Host Marriott L.P., Series G
                9.250%, due 10/01/07 ............................          270,000
     250,000    John Q. Hammon Hotels L.P./
                John Q. Hammons Hotels Finance Corp. III, Series B
                8.875%, due 05/15/12 ............................          272,500
     350,000    La Quinta Properties, Inc.
                7.000%, due 08/15/12 ............................          361,813
     750,000    Starwood Hotels & Resorts Worldwide, Inc.
                7.875%, due 05/01/12 ............................          845,625
                                                                   ---------------
                                                                         3,961,078
                                                                   ---------------
                LEISURE & ENTERTAINMENT - 1.81%
     395,000    AMC Entertainment, Inc., Series B (O)
                8.625%, due 08/15/12 ............................          404,875
     500,000    Carmike Cinemas, Inc.
                7.500%, due 02/15/14 ............................          453,125
     500,000    Cinemark, Inc. (B)
                0.000%, due 03/15/14 ............................          332,500
      90,000    Intrawest Corp. (D)
                7.500%, due 10/15/13 ............................           92,363
     300,000    NCL Corp. (C)
                11.625%, due 07/15/14 ...........................          315,750
     345,000    Royal Caribbean Cruises, Ltd.
                6.875%, due 12/01/13 ............................          367,425
     300,000    Town Sports International
                9.625%, due 04/15/11 ............................          310,500
                                                                   ---------------
                                                                         2,276,538
                                                                   ---------------
                MEDIA - BROADCASTING - 1.97%
     454,000    Allbritton Communications Co.
                7.750%, due 12/15/12 ............................          447,190
     400,000    Gray Television, Inc.
                9.250%, due 12/15/11 ............................          434,000
     350,000    Radio One, Inc. (C)
                6.375%, due 02/15/13 ............................          344,312
   1,000,000    Sinclair Broadcast Group, Inc.
                8.000%, due 03/15/12 ............................        1,025,000
     210,000    Spanish Broadcasting Systems
                9.625%, due 11/01/09 ............................          220,238
                                                                   ---------------
                                                                         2,470,740
                                                                   ---------------
                MEDIA - CABLE - 3.02%
     250,000    Cablevision Systems Corp., Series B (O)
                8.000%, due 04/15/12 ............................          245,000
     700,000    CSC Holdings, Inc., Series B (O)
                8.125%, due 08/15/09 ............................          708,750
     176,000    DirecTV Holdings LLC/DirecTV Financing Co.
                8.375%, due 03/15/13 ............................          194,920
     400,000    Echostar Communications Corp. (P)
                5.750%, due 05/15/08 ............................          397,000

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

30      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS (CONTINUED)

                MEDIA - CABLE (CONTINUED)
$    500,000    Echostar DBS Corp.
                6.375%, due 10/01/11 ............................  $       495,625
     300,000    Insight Communications Co., Inc. (B)(O)
                0.000%, due 02/15/11 ............................          300,750
     250,000    Lodgenet Entertainment Corp.
                9.500%, due 06/15/13 ............................          272,500
     210,000    Rogers Cable, Inc. (D)(O)
                8.750%, due 05/01/32 ............................          238,350
     500,000    Telenet Group Holding N.V. (B)(C)(D)
                0.000%, due 06/15/14 ............................          388,750
     550,000    Videotron Ltee (D)
                6.875%, due 01/15/14 ............................          559,625
                                                                   ---------------
                                                                         3,801,270
                                                                   ---------------
                MEDIA - DIVERSIFIED & SERVICES - 3.62%
     500,000    Advanstar Communications, Inc.
                10.750%, due 08/15/10 ...........................          546,250
     500,000    Advanstar Communications, Inc., Series B
                12.000%, due 02/15/11 ...........................          533,750
   1,000,000    CanWest Media, Inc. (D)
                10.625%, due 05/15/11 ...........................        1,091,250
     500,000    Corus Entertainment, Inc. (D)
                8.750%, due 03/01/12 ............................          536,250
     400,000    Intelsat Bermuda, Ltd. (C)(D)(G)
                7.805%, due 01/15/12 ............................          407,000
     355,000    Intelsat Bermuda, Ltd. (C)(D)
                8.625%, due 01/15/15 ............................          374,525
     210,000    Lamar Media Corp.
                7.250%, due 01/01/13 ............................          221,550
     300,000    New Skies Satellites N.V. (C)(D)(G)
                8.539%, due 11/01/11 ............................          306,000
     530,000    PanAmSat Holding Corp. (B)(O)
                0.000%, due 11/01/14 ............................          364,375
     250,000    Zeus Special Subsidiary, Ltd. (B)(C)
                0.000%, due 02/01/15 ............................          166,875
                                                                   ---------------
                                                                         4,547,825
                                                                   ---------------
                METALS AND MINING - 1.91%
     500,000    Alpha Natural Resources LLC/
                Alpha Natural Resources Capital Corp.
                10.000%, due 06/01/12 ...........................          552,500
     250,000    Arch Western Finance LLC
                6.750%, due 07/01/13 ............................          258,125
     400,000    Consol Energy, Inc.
                7.875%, due 03/01/12 ............................          434,000
     310,000    Foundation PA Coal Co.
                7.250%, due 08/01/14 ............................          325,500
     300,000    Massey Energy Co. (O)
                6.625%, due 11/15/10 ............................          309,000
     335,000    Peabody Energy Corp.
                5.875%, due 04/15/16 ............................          335,000
     175,000    Peabody Energy Corp., Series B (O)
                6.875%, due 03/15/13 ............................          185,500
                                                                   ---------------
                                                                         2,399,625
                                                                   ---------------
                NON FOOD & DRUG RETAILERS - 1.45%
    500,000     Affinity Group, Inc.
                9.000%, due 02/15/12 ............................          506,250
    500,000     Buhrmann U.S., Inc. (C)
                7.875%, due 03/01/15 ............................          487,500
    445,000     Couche-Tard U.S. L.P./Couche-Tard Finance Corp.
                7.500%, due 12/15/13 ............................          467,250
    350,000     Pantry, Inc.
                7.750%, due 02/15/14 ............................          357,000
                                                                   ---------------
                                                                         1,818,000
                                                                   ---------------
                OIL & GAS - 5.45%
    339,000     Chesapeake Energy Corp.
                7.000%, due 08/15/14 ............................          359,340
    180,000     Chesapeake Energy Corp.
                6.375%, due 06/15/15 ............................          184,500
    470,000     Chesapeake Energy Corp.
                6.875%, due 01/15/16 ............................          489,975
    200,000     Compagnie Generale de Geophysique S.A. (C)(D)
                7.500%, due 05/15/15 ............................          208,500
    400,000     Comstock Resources, Inc.
                6.875%, due 03/01/12 ............................          404,000
    350,000     Denbury Resources, Inc.
                7.500%, due 04/01/13 ............................          366,625
    300,000     Encore Acquisition Co.
                8.375%, due 06/15/12 ............................          325,500
    300,000     Encore Acquisition Co.
                6.250%, due 04/15/14 ............................          303,750
    500,000     Encore Acquisition Co. (C)(H)
                6.000%, due 07/15/15 ............................          490,800
    500,000     Exco Resources, Inc.
                7.250%, due 01/15/11 ............................          500,000
    400,000     Frontier Oil Corp.
                6.625%, due 10/01/11 ............................          412,000
    320,000     Hanover Compressor Co.
                9.000%, due 06/01/14 ............................          340,800
    300,000     Harvest Operations Corp. (D)
                7.875%, due 10/15/11 ............................          285,750
    225,000     Newfield Exploration Co. (O)
                6.625%, due 09/01/14 ............................          235,687
    320,000     Plains Exploration & Production Co. (O)
                7.125%, due 06/15/14 ............................          342,400
    400,000     Premcor Refining Group, Inc.
                7.750%, due 02/01/12 ............................          437,000
    500,000     Range Resources Corp.
                6.375%, due 03/15/15 ............................          497,500
    350,000     Transmontaigne, Inc.
                9.125%, due 06/01/10 ............................          364,000
    300,000     Whiting Petroleum Corp.
                7.250%, due 05/01/13 ............................          306,000
                                                                   ---------------
                                                                         6,854,127
                                                                   ---------------
                PACKAGING - 2.92%
    400,000     AEP Industries, Inc. (C)
                7.875%, due 03/15/13 ............................          400,886
    300,000     BWAY Corp.
                10.000%, due 10/15/10 ...........................          309,750
    785,000     Crown European Holdings S.A. (D)
                10.875%, due 03/01/13 ...........................          922,375
    315,000     Greif, Inc. (O)
                8.875%, due 08/01/12 ............................          338,625

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)    31

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS (CONTINUED)

                PACKAGING (CONTINUED)
$    270,000    Owens-Brockway Glass Container, Inc.
                8.875%, due 02/15/09 ............................  $       286,875
      85,000    Owens-Brockway Glass Container, Inc.
                8.750%, due 11/15/12 ............................           93,713
     770,000    Owens-Brockway Glass Container, Inc.
                8.250%, due 05/15/13 ............................          836,412
     230,000    Owens-Illinois, Inc.
                7.800%, due 05/15/18 ............................          241,500
     220,000    Plastipak Holdings, Inc.
                10.750%, due 09/01/11 ...........................          242,550
                                                                   ---------------
                                                                         3,672,686
                                                                   ---------------
                PRINTING & PUBLISHING - 3.52%
     300,000    CBD Media, Inc.
                8.625%, due 06/01/11 ............................          309,000
     244,000    Dex Media East LLC/
                Dex Media East Finance Co.
                12.125%, due 11/15/12 ...........................          292,190
     194,000    Dex Media West LLC/
                Dex Media Finance Co., Series B
                9.875%, due 08/15/13 ............................          221,160
   1,115,000    Dex Media, Inc. (B)(O)
                0.000%, due 11/15/13 ............................          897,575
     500,000    Houghton Mifflin Co. (O)
                9.875%, due 02/01/13 ............................          533,750
     325,000    Medianews Group, Inc.
                6.875%, due 10/01/13 ............................          322,156
     300,000    Morris Publishing Group LLC
                7.000%, due 08/01/13 ............................          292,500
     400,000    Primedia, Inc. (O)
                7.625%, due 04/01/08 ............................          404,500
     270,000    Primedia, Inc. (O)
                8.875%, due 05/15/11 ............................          282,825
     400,000    Primedia, Inc.
                8.000%, due 05/15/13 ............................          401,000
     400,000    R. H. Donnelley, Inc.
                10.875%, due 12/15/12 ...........................          465,000
                                                                   ---------------
                                                                         4,421,656
                                                                   ---------------
                RECREATION - 1.82%
     500,000    Ameristar Casinos, Inc.
                10.750%, due 02/15/09 ...........................          543,750
     600,000    Argosy Gaming Co.
                9.000%, due 09/01/11 ............................          656,250
     500,000    Argosy Gaming Co.
                7.000%, due 01/15/14 ............................          550,625
     500,000    Aztar Corp.
                9.000%, due 08/15/11 ............................          543,125
                                                                   ---------------
                                                                         2,293,750
                                                                   ---------------
                RESTAURANTS - 0.25%
     300,000    Domino's, Inc.
                8.250%, due 07/01/11 ............................          319,500
                                                                   ---------------
                STEEL - 0.23%
     295,000    Valmont Industries, Inc. (O)
                6.875%, due 05/01/14 ............................          295,000
                                                                   ---------------
                SUPPORT SERVICES - 2.49%
     450,000    Coinmach Corp.
                9.000%, due 02/01/10 ............................          461,250
      65,000    Corrections Corp. of America
                7.500%, due 05/01/11 ............................           67,681
     350,000    Corrections Corp. of America
                6.250%, due 03/15/13 ............................          347,375
     340,000    Iron Mountain, Inc.
                8.625%, due 04/01/13 ............................          351,900
     170,000    Iron Mountain, Inc.
                7.750%, due 01/15/15 ............................          170,850
     315,000    Johnsondiversey Holdings, Inc. (B)
                0.000%, due 05/15/13 ............................          224,044
     195,000    Knowledge Learning Corp., Inc. (C)
                7.750%, due 02/01/15 ............................          186,225
      50,000    Quanta Services, Inc. (P)
                4.500%, due 10/01/23 ............................           52,500
     180,000    United Rentals North America, Inc.
                6.500%, due 02/15/12 ............................          177,075
     395,000    United Rentals North America, Inc. (O)
                7.750%, due 11/15/13 ............................          388,087
     440,000    Williams Scotsman, Inc.
                9.875%, due 06/01/07 ............................          442,200
     230,000    Williams Scotsman, Inc.
                10.000%, due 08/15/08 ...........................          254,180
                                                                   ---------------
                                                                         3,123,367
                                                                   ---------------
                TECHNOLOGY - 1.53%
     500,000    Flextronics International, Ltd. (D)
                6.500%, due 05/15/13 ............................          517,500
     430,000    Lucent Technologies, Inc. (O)
                5.500%, due 11/15/08 ............................          426,775
     370,000    Lucent Technologies, Inc.
                6.450%, due 03/15/29 ............................          331,150
     605,000    Xerox Corp.
                7.625%, due 06/15/13 ............................          651,131
                                                                   ---------------
                                                                         1,926,556
                                                                   ---------------
                TELECOMMUNICATIONS - 10.68%
     348,000    Alamosa Delaware, Inc. (B)(O)
                0.000%, due 07/31/09 ............................          383,670
     650,000    American Cellular Corp., Series B
                10.000%, due 08/01/11 ...........................          659,750
     177,000    American Tower Corp. (O)
                9.375%, due 02/01/09 ............................          185,629
     250,000    American Tower Corp. (P)
                3.000%, due 08/15/12 ............................          299,062
     200,000    American Tower Corp.
                7.125%, due 10/15/12 ............................          211,500
     203,000    AT&T Corp.
                9.050%, due 11/15/11 ............................          233,958
     250,000    Call-Net Enterprises, Inc. (D)
                10.625%, due 12/31/08 ...........................          269,375
     390,000    Centennial Cellular Operating Co./
                Centennial Communications Corp.
                10.125%, due 06/15/13 ...........................          440,700
     350,000    Centennial Communications Corp./
                Cellular Operating Co. LLC/Puerto Rico Operations
                8.125%, due 02/01/14 ............................          372,750
     335,000    Cincinnati Bell, Inc. (O)
                8.375%, due 01/15/14 ............................          343,375

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

32      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
$     300,000   Cincinnati Bell, Inc. (C)
                7.000%, due 02/15/15 ............................  $       293,250
      561,000   Citizens Communications Co.
                9.250%, due 05/15/11 ............................          626,216
      300,000   Citizens Communications Co. (O)
                6.250%, due 01/15/13 ............................          290,250
      280,000   Eircom Funding (D)
                8.250%, due 08/15/13 ............................          303,800
      241,000   MCI, Inc.
                6.908%, due 05/01/07 ............................          244,314
      346,000   MCI, Inc.
                7.688%, due 05/01/09 ............................          360,272
      500,000   MCI, Inc.
                8.735%, due 05/01/14 ............................          560,625
    1,460,000   Nextel Communications, Inc.
                7.375%, due 08/01/15 ............................        1,576,800
      400,000   Qwest Capital Funding, Inc. (O)
                7.250%, due 02/15/11 ............................          383,000
      435,000   Qwest Corp. (C)
                7.875%, due 09/01/11 ............................          453,488
      425,000   Qwest Corp. (C)
                8.875%, due 03/15/12 ............................          462,187
    1,515,000   Qwest Services Corp.
                13.500%, due 12/15/10 ...........................        1,749,825
       70,000   Rogers Wireless Communications, Inc. (D)(O)
                8.000%, due 12/15/12 ............................           75,425
      145,000   Rogers Wireless Communications, Inc. (D)
                6.375%, due 03/01/14 ............................          147,538
      150,000   Rogers Wireless Communications, Inc. (D)
                7.500%, due 03/15/15 ............................          163,125
      100,000   Rural Cellular Corp. (G)(O)
                7.910%, due 03/15/10 ............................          103,000
      500,000   Rural Cellular Corp.
                8.250%, due 03/15/12 ............................          522,500
      400,000   SBA Telecommunications, Inc./
                SBA Communications Corp. (B)
                0.000%, due 12/15/11 ............................          368,000
      320,000   Time Warner Telecom Holdings, Inc.
                9.250%, due 02/15/14 ............................          308,800
      120,000   Time Warner Telecom Holdings, Inc. (C)
                9.250%, due 02/15/14 ............................          115,800
      275,000   Time Warner Telecom, Inc. (O)
                10.125%, due 02/01/11 ...........................          275,000
      300,000   UbiquiTel Operating Co.
                9.875%, due 03/01/11 ............................          329,250
      310,000   Valor Telecommunications Enterprises LLC/
                Finance Corp. (C)
                7.750%, due 02/15/15 ............................          304,575
                                                                   ---------------
                                                                        13,416,809
                                                                   ---------------
                TRANSPORTATION - 0.94%
      275,000   CHC Helicopter Corp. (D)
                7.375%, due 05/01/14 ............................          274,313
      505,000   Gulfmark Offshore, Inc.
                7.750%, due 07/15/14 ............................          531,512
      365,000   Kansas City Southern Railway
                7.500%, due 06/15/09 ............................          376,863
                                                                   ---------------
                                                                         1,182,688
                                                                   ---------------
                UTILITIES - 10.30%

      810,000   AES Corp. (C)
                8.750%, due 05/15/13 ............................          905,175
      100,000   AES Corp. (C)
                9.000%, due 05/15/15 ............................          112,250
      450,000   Allegheny Energy Supply (C)(O)
                8.250%, due 04/15/12 ............................          504,000
      150,000   Allegheny Energy Supply Statutory Trust 2001 (C)
                10.250%, due 11/15/07 ...........................          165,000
      500,000   Allegheny Energy, Inc.
                7.750%, due 08/01/05 ............................          501,500
      700,000   ANR Pipeline Co.
                9.625%, due 11/01/21 ............................          887,438
      301,000   Centerpoint Energy, Inc, Series B
                7.250%, due 09/01/10 ............................          333,968
      295,000   CMS Energy Corp.
                8.500%, due 04/15/11 ............................          328,925
    1,350,000   Edison Mission Energy
                7.730%, due 06/15/09 ............................        1,422,562
      300,000   El Paso Corp. (C)(H)
                7.625%, due 08/16/07 ............................          307,500
      710,000   El Paso Corp. (O)
                7.000%, due 05/15/11 ............................          708,225
      215,000   El Paso Natural Gas Co., Series A
                7.625%, due 08/01/10 ............................          226,975
      152,000   Enterprise Products Operating L.P., Series B (O)
                6.375%, due 02/01/13 ............................          164,703
      318,000   Enterprise Products Operating L.P., Series B
                5.600%, due 10/15/14 ............................          327,238
      300,000   Holly Energy Partners L.P. (C)
                6.250%, due 03/01/15 ............................          292,500
      300,000   Inergy L.P./Inergy Finance Corp. (C)
                6.875%, due 12/15/14 ............................          291,750
      215,000   MarkWest Energy Partners L.P./
                MarkWest Energy Finance Corp. (C)
                6.875%, due 11/01/14 ............................          213,925
      610,000   Midwest Generation LLC
                8.750%, due 05/01/34 ............................          683,200
      365,000   Mission Energy Holding Co.
                13.500%, due 07/15/08 ...........................          433,437
       55,000   Nevada Power Co.
                6.500%, due 04/15/12 ............................           57,475
      195,000   Nevada Power Co. (C)
                5.875%, due 01/15/15 ............................          195,975
      335,000   NorthWestern Corp. (C)
                5.875%, due 11/01/14 ............................          343,375
      500,000   PSEG Energy Holdings LLC
                8.625%, due 02/15/08 ............................          531,250
      145,000   Sierra Pacific Power Co.
                6.250%, due 04/15/12 ............................          148,988
      200,000   Sierra Pacific Resources
                7.803%, due 06/15/12 ............................          207,854
      170,000   Sierra Pacific Resources
                8.625%, due 03/15/14 ............................          187,850
      500,000   Suburban Propane Partners L.P./
                Suburban Energy Finance Corp. (O)
                6.875%, due 12/15/13 ............................          475,000
      600,000   Texas Genco LLC/Texas Genco Financing Corp. (C)
                6.875%, due 12/15/14 ............................          631,500

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

      HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)    33

                                                                        Value
Par Value                                                             (Note 2)
---------                                                          ---------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                UTILITIES (CONTINUED)
$  585,000      TXU Corp. (C)
                5.550%, due 11/15/14 ............................  $       567,366
   734,000      Williams Cos., Inc.
                7.125%, due 09/01/11 ............................          792,720
                                                                   ---------------
                                                                        12,949,624
                                                                   ---------------
                TOTAL CORPORATE NOTES AND BONDS
                ( Cost $113,006,797 ) ...........................      114,481,435
                                                                   ---------------

  Shares

   COMMON STOCKS - 0.00%
                MEDIA - CABLE - 0.00%
         1      Telewest Global, Inc. * .........................               23
                                                                   ---------------
                TOTAL COMMON STOCKS
                ( Cost $4 ) .....................................               23
                                                                   ---------------
   PREFERRED STOCKS - 1.93%

                AUTO PARTS & EQUIPMENT - 0.31%
    15,995      General Motors Corp., Series A (O)(P)
                4.500% ..........................................          388,998
                                                                   ---------------
     8,000      CHEMICALS - 0.16%
                Celanese Corp. (P)
                4.500% ..........................................          196,000
                                                                   ---------------
                TELECOMMUNICATIONS - 1.46%
    38,000      Crown Castle International Corp. (P)
                6.250% ..........................................        1,838,250
                                                                   ---------------
                TOTAL PREFERRED STOCKS
                ( Cost $2,378,762 ) .............................        2,423,248
                                                                   ---------------
   WARRANTS AND RIGHTS - 0.00%

                GENERAL INDUSTRIAL & MANUFACTURING - 0.00%
       236      Thermadyne Holdings Corp., Class B, Exp.
                05/23/06 (Exercise Price $20.78) * ..............               24
                                                                   ---------------
                TELECOMMUNICATIONS - 0.00%
        50      GT Group Telecom, Inc., Exp. 02/01/10(C)(L) *                    0
                                                                   ---------------

                TOTAL WARRANTS AND RIGHTS
                ( Cost $3,448 ) .................................               24
                                                                   ---------------
INVESTMENT COMPANIES - 20.59%
 6,402,356      SSgA Prime Money Market Fund (N) ................        6,402,356
19,466,718      State Street Navigator Securities
                Lending Prime Portfolio (I) .....................       19,466,718
                                                                   ---------------
                TOTAL INVESTMENT COMPANIES ......................       25,869,074
                ( Cost $25,869,074 )                               ---------------

TOTAL INVESTMENTS - 113.61%
( Cost $141,258,085** ) .........................................      142,773,804
                                                                   ---------------
NET OTHER ASSETS AND LIABILITIES - (13.61)% .....................      (17,099,158)
                                                                   ---------------
TOTAL NET ASSETS - 100.00% ......................................  $   125,674,646
                                                                   ===============

----------
      *     Non-income producing.
      **    Aggregate cost for Federal tax purposes was $141,302,307.
      (B)   Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
      (C)   Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
      (D)   Notes and bonds, issued by foreign entities, denominated in U.S.
            dollars. The aggregate of these securities is 7.72% of total net assets.
      (G)   Floating rate or variable rate note. Rate shown is as of June 30,
            2005.
      (H)   Security purchased on a delayed delivery or when-issued basis.
      (I)   Represents collateral held in connection with securities lending.
      (L)   Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see
            Note 2).
      (N)   Security pledged as collateral for when-issued purchase commitments as of June 30, 2005.
      (O)   All (or part of security) on loan.
      (P)   Convertible.
   PLC Public Limited Company.

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

34              BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                          Value
 Shares                                                 (Note 2)
 -------                                               ------------
COMMON STOCKS - 63.76%

         CONSUMER DISCRETIONARY - 7.31%
114,100  Carnival Corp. ............................   $  6,224,155
 70,940  Comcast Corp., Class A * ..................      2,177,858
151,800  Home Depot, Inc. ..........................      5,905,020
137,600  Kohl's Corp. * ............................      7,693,216
236,900  McDonald's Corp. ..........................      6,573,975
168,100  Target Corp. ..............................      9,146,321
117,100  Tiffany & Co. .............................      3,836,196
236,200  Time Warner, Inc. * .......................      3,946,902
194,100  Viacom, Inc., Class B .....................      6,215,082
231,300  Walt Disney Co. ...........................      5,824,134
                                                       ------------
                                                         57,542,859
                                                       ------------

         CONSUMER STAPLES - 6.52%
190,800  Coca-Cola Co. .............................      7,965,900
 99,404  CVS Corp. .................................      2,889,674
 66,500  Estee Lauder Cos., Inc., Class A ..........      2,602,145
146,800  General Mills, Inc. .......................      6,868,772
 79,100  Kimberly-Clark Corp. ......................      4,950,869
105,600  Procter & Gamble Co. ......................      5,570,400
294,400  Sara Lee Corp. ............................      5,832,064
106,100  Sysco Corp. ...............................      3,839,759
225,500  Wal-Mart Stores, Inc. .....................     10,869,100
                                                       ------------
                                                         51,388,683
                                                       ------------

         ENERGY - 6.36%
 51,500  Anadarko Petroleum Corp. ..................      4,230,725
 31,100  Apache Corp. ..............................      2,009,060
 53,746  BP PLC, ADR ...............................      3,352,676
 92,000  Chevron Corp. .............................      5,144,640
 51,800  ConocoPhillips ............................      2,977,982
128,500  Devon Energy Corp. ........................      6,512,380
212,200  Exxon Mobil Corp. .........................     12,195,134
 99,300  Marathon Oil Corp. ........................      5,299,641
 73,600  Schlumberger, Ltd. ........................      5,589,184
 52,062  Transocean, Inc. * ........................      2,809,786
                                                       ------------
                                                         50,121,208
                                                       ------------

         FINANCIALS - 13.36%
 84,600  ACE, Ltd. .................................      3,794,310
176,914  Allstate Corp. ............................     10,570,611
108,800  American International Group, Inc. ........      6,321,280
323,996  Bank of America Corp. .....................     14,777,458
 33,700  Chubb Corp. ...............................      2,885,057
321,205  Citigroup, Inc. ...........................     14,849,307
 53,700  Fifth Third Bancorp (O) ...................      2,212,977
 32,100  Freddie Mac ...............................      2,093,883
 38,900  Goldman Sachs Group, Inc. .................      3,968,578
185,154  J.P. Morgan Chase & Co. ...................      6,539,639
 67,700  Marsh & McLennan Cos., Inc. ...............      1,875,290
106,900  Morgan Stanley ............................      5,609,043
130,100  National City Corp. .......................      4,439,012
188,800  Prudential Financial, Inc. ................     12,396,608
 59,500  SunTrust Banks, Inc. ......................      4,298,280
139,900  Wells Fargo & Co. .........................      8,615,042
                                                       ------------
                                                        105,246,375
                                                       ------------
         HEALTH CARE - 7.95%
131,900  Abbott Laboratories .......................   $  6,464,419
174,600  Applera Corp. - Applied Biosystems Group...      3,434,382
168,600  Baxter International, Inc. ................      6,255,060
215,200  Bristol-Myers Squibb Co. ..................      5,375,696
 67,200  Community Health Systems, Inc. * ..........      2,539,488
 40,300  Genzyme Corp. * ...........................      2,421,627
147,350  GlaxoSmithKline PLC, ADR ..................      7,147,948
112,600  Health Management Associates, Inc.,
         Class A ...................................      2,947,868
 14,080  Hospira, Inc. * ...........................        549,120
190,400  IMS Health, Inc. ..........................      4,716,208
 57,600  Johnson & Johnson .........................      3,744,000
 74,500  MedImmune, Inc. * .........................      1,990,640
 46,300  Merck & Co., Inc. .........................      1,426,040
174,419  Pfizer, Inc. ..............................      4,810,476
 32,700  Triad Hospitals, Inc. * ...................      1,786,728
157,300  Wyeth .....................................      6,999,850
                                                       ------------
                                                         62,609,550
                                                       ------------

         INDUSTRIALS - 7.24%
 89,700  Burlington Northern Santa Fe Corp. ........      4,223,076
102,600  Dover Corp. ...............................      3,732,588
 69,100  Emerson Electric Co. ......................      4,327,733
 56,900  FedEx Corp. ...............................      4,609,469
309,600  General Electric Co. ......................     10,727,640
157,500  Honeywell International, Inc. .............      5,769,225
 50,000  Illinois Tool Works, Inc. .................      3,984,000
 62,500  Textron, Inc. .............................      4,740,625
 87,000  Tyco International, Ltd. ..................      2,540,400
138,200  United Technologies Corp. .................      7,096,570
186,200  Waste Management, Inc. ....................      5,276,908
                                                       ------------
                                                         57,028,234
                                                       ------------

         INFORMATION TECHNOLOGY - 8.67%
 48,000  ADC Telecommunications, Inc. (O) * ........      1,044,960
137,100  Applied Materials, Inc. ...................      2,218,278
 92,500  Autodesk, Inc. ............................      3,179,225
139,500  Celestica, Inc. * .........................      1,869,300
240,500  Cisco Systems, Inc. * .....................      4,595,955
125,500  Computer Sciences Corp. * .................      5,484,350
 94,800  Dell, Inc. * ..............................      3,745,548
146,100  EMC Corp./Massachusetts * .................      2,003,031
103,440  First Data Corp. ..........................      4,152,082
 33,919  Freescale Semiconductor, Inc., Class B *...        718,404
182,700  Hewlett-Packard Co. .......................      4,295,277
189,500  Intel Corp. ...............................      4,938,370
 97,600  International Business Machines Corp. .....      7,241,920
119,748  Koninklijke Philips Electronics N.V .......      3,016,452
140,400  Micron Technology, Inc. * .................      1,433,484
261,800  Microsoft Corp. ...........................      6,503,112
307,200  Motorola, Inc. ............................      5,609,472
178,100  Texas Instruments, Inc. ...................      4,999,267
 49,964  Veritas Software Corp. * ..................      1,219,122
                                                       ------------
                                                         68,267,609
                                                       ------------

         MATERIALS - 1.88%
140,000  Alcoa, Inc. ...............................      3,658,200
109,700  E.I. du Pont de Nemours & Co. .............      4,718,197
138,700  Rohm and Haas Co. .........................      6,427,358
                                                       ------------
                                                         14,803,755
                                                       ------------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

        BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)     35

                                                                                  Value
 Shares                                                                         (Note 2)
 ------                                                                       -----------
COMMON STOCKS (CONTINUED)

         TELECOMMUNICATION SERVICES - 2.34%
104,200  Alltell Corp. ....................................................   $ 6,489,576
310,700  SBC Communications, Inc. .........................................     7,379,125
132,412  Verizon Communications, Inc. .....................................     4,574,835
                                                                              -----------
                                                                               18,443,536
                                                                              -----------

         UTILITIES - 2.13%
118,900  AES Corp. * ......................................................     1,947,582
 46,000  Ameren Corp. .....................................................     2,543,800
 83,000  Consolidated Edison, Inc. (O) ....................................     3,887,720
136,400  FPL Group, Inc. ..................................................     5,736,984
 59,000  Progress Energy, Inc. ............................................     2,669,160
                                                                              -----------
                                                                               16,785,246
                                                                              -----------

         TOTAL COMMON STOCKS ..............................................   502,237,055
                                                                              -----------
         (Cost $408,432,087)

  ASSET BACKED - 1.74%
$  867,701  ABSC Long Beach Home Equity Loan Trust,
            Series 2000-LB1, Class AF5 (M)
            8.050%, due 09/21/30 ..........................................       870,684
 1,500,000  ABSC Manufactured Housing Contract,
            Series 2004-OK1, Class A4 (C)
            5.019%, due 04/16/30 ..........................................       894,427
 1,100,000  Ameriquest Mortgage Securities, Inc.,
            Series 2004-FR1, Class M2 (M)
            5.207%, due 05/25/34 ..........................................     1,104,474
 1,300,000  Citibank Credit Card Issuance Trust,
            Series 2004-A1, Class A1
            2.550%, due 01/20/09 ..........................................     1,272,673
 1,120,000  GMAC Home Equity Loan Trust,
            Series 2004-HE2, Class M1 (M)
            3.950%, due 10/25/33 ..........................................     1,097,522
 1,720,658  Green Tree Financial Corp.,
            Series 1996-1, Class M1
            7.000%, due 03/15/27 ..........................................     1,769,052
 1,232,006  Green Tree Financial Corp.,
            Series 1998-2, Class A6
            6.810%, due 12/01/27 ..........................................     1,292,143
 2,100,000  Green Tree Home Equity Loan Trust,
            Series 1999-A, Class B1
            8.970%, due 11/15/27 ..........................................     2,236,194
   760,000  Park Place Securities, Inc.,
            Series 2005-WHQ2, Class M11 (G)(M)
            5.814%, due 05/25/35 ..........................................       627,000
 1,500,000  Residential Asset Mortgage Products, Inc.,
            Series 2003-RS9, Class AI5
            4.990%, due 03/25/31 ......................                         1,507,512
 1,045,000  Wells Fargo Home Equity Trust,
            Series 2004-2, Class M8A (C)(G)(M)
            6.314%, due 03/25/33 ..........................................     1,044,969
                                                                              -----------

            TOTAL ASSET BACKED ............................................    13,716,650
                                                                              ------------
            (Cost $14,002,462)

COMMERCIAL MORTGAGE BACKED - 2.23%
$ 2,244,304   Bear Stearns Commercial Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ........................................      2,286,948
  1,325,000   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46 ........................................      1,309,072
  1,325,000   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 ........................................      1,342,288
  1,400,000   Greenwich Capital Commercial Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 ........................................      1,476,264
  1,600,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ........................................      1,629,826
  1,555,695   Morgan Stanley Capital I,
              Series 1999-CAM1, Class A3
              6.920%, due 03/15/32 ........................................      1,613,216
  2,600,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ........................................      2,671,069
  2,500,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 ........................................      2,489,697
    775,000   Multi Security Asset Trust,
              Series 2005-RR4, Class J (C)
              5.880%, due 11/28/35 ........................................        700,043
  2,115,984   Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35 ........................................      2,084,059
                                                                              ------------

              TOTAL COMMERCIAL MORTGAGE BACKED                                  17,602,482
                                                                              ------------
              (Cost $17,472,419)

CORPORATE NOTES AND BONDS - 9.79%

              CABLE - 0.21%
  1,500,000   Comcast Cable Communications (O)
              6.875%, due 06/15/09 ........................................      1,633,974
                                                                              ------------

              CAPITAL GOODS - 0.25%
  2,000,000   Caterpillar Financial Services Corp., Series F (O)
              2.500%, due 10/03/06 ........................................      1,962,490
                                                                              ------------

              CONSUMER DISCRETIONARY - 1.03%
  2,000,000   American Association of Retired Persons (C)
              7.500%, due 05/01/31 ........................................      2,591,684
  1,500,000   Carnival Corp. (D)
              3.750%, due 11/15/07 ........................................      1,485,185
  1,900,000   Cendant Corp. (O)
              6.250%, due 01/15/08 ........................................      1,981,924
  1,850,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ........................................      2,076,976
                                                                              ------------
                                                                                 8,135,769
                                                                              ------------

              CONSUMER STAPLES - 0.17%
  1,400,000   Safeway, Inc.
              4.125%, due 11/01/08 ........................................      1,379,847
                                                                              ------------

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

36        BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                    Value
   Par Value                                                       (Note 2)
   ---------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                 ENERGY - 0.74%
$ 1,150,000      Amerada Hess Corp.
                 7.875%, due 10/01/29 ........................   $  1,453,028
    530,000      Devon Financing Corp. ULC (O)
                 7.875%, due 09/30/31 ........................        689,372
  2,500,000      Occidental Petroleum Corp.
                 5.875%, due 01/15/07 ........................      2,563,268
  1,000,000      Pemex Project Funding Master Trust (O)
                 7.375%, due 12/15/14 ........................      1,121,500
                                                                 ------------
                                                                    5,827,168
                                                                 ------------

                 FINANCE - 1.85%
  1,500,000      American General Finance Corp., Series H
                 4.625%, due 09/01/10 ........................      1,507,044
  2,000,000      Bear Stearns Cos., Inc.
                 7.800%, due 08/15/07 ........................      2,142,234
  1,500,000      CIT Group, Inc. (O)
                 7.375%, due 04/02/07 ........................      1,580,324
  2,000,000      GE Global Insurance Holding Corp.
                 7.000%, due 02/15/26 ........................      2,143,556
    785,000      GE Global Insurance Holding Corp.
                 7.750%, due 06/15/30 ........................        915,175
  1,350,000      HSBC Finance Corp.
                 6.500%, due 11/15/08 ........................      1,440,913
  2,500,000      Merrill Lynch & Co., Inc.
                 7.375%, due 05/15/06 ........................      2,570,437
  2,000,000      U.S. Bank N.A. (O)
                 6.300%, due 02/04/14 ........................      2,258,310
                                                                 ------------
                                                                   14,557,993
                                                                 ------------

                 HEALTH CARE - 0.45%
  1,200,000      Eli Lilly & Co. (O)
                 6.570%, due 01/01/16 ........................      1,397,009
    780,000      Merck & Co., Inc.
                 6.400%, due 03/01/28 ........................        908,254
  1,100,000      Wyeth (O)
                 6.500%, due 02/01/34 ........................      1,285,875
                                                                 ------------
                                                                    3,591,138
                                                                 ------------

                 INDUSTRIALS - 1.16%
    350,000      Boeing Co.
                 8.625%, due 11/15/31 ........................        521,589
    620,000      Boeing Co.
                 6.875%, due 10/15/43 ........................        794,158
    515,000      D.R. Horton, Inc. (O)
                 5.250%, due 02/15/15 ........................        498,594
  2,000,000      Ford Motor Credit Co.
                 7.600%, due 08/01/05 ........................      2,004,482
  1,000,000      Ford Motor Credit Co. (O)
                 5.800%, due 01/12/09 ........................        949,296
    575,000      General Motors Acceptance Corp. (O)
                 6.125%, due 08/28/07 ........................        569,088
    600,000      General Motors Acceptance Corp.
                 7.250%, due 03/02/11 ........................        562,603
    525,000      Pulte Homes, Inc. (O)
                 5.200%, due 02/15/15 ........................        519,311
  1,150,000      Waste Management, Inc.
                 7.125%, due 12/15/17 ........................      1,346,274
  1,025,000      Westvaco Corp.
                 8.200%, due 01/15/30 ........................      1,341,485
                                                                 ------------
                                                                    9,106,880
                                                                 ------------

               PIPELINE - 0.12%
$    775,000   Kinder Morgan, Inc. (O)
               7.250%, due 03/01/28 ..........................        919,014
                                                                 ------------

               REITS - 0.23%
   1,265,000   EOP Operating L.P. (O)
               4.750%, due 03/15/14 ..........................      1,240,212
     530,000   Simon Property Group, L.P.
               5.625%, due 08/15/14 ..........................        552,736
                                                                 ------------
                                                                    1,792,948
                                                                 ------------

               TELECOMMUNICATIONS - 0.95%
   2,000,000   Bellsouth Capital Funding (O)
               7.875%, due 02/15/30 ..........................      2,581,430
     775,000   Sprint Capital Corp.
               7.125%, due 01/30/06 ..........................        787,946
   1,500,000   Telephone & Data Systems, Inc.
               7.000%, due 08/01/06 ..........................      1,535,217
   2,500,000   Verizon Wireless Capital LLC (O)
               5.375%, due 12/15/06 ..........................      2,547,800
                                                                 ------------
                                                                    7,452,393
                                                                 ------------

               TRANSPORTATION - 0.52%
   1,365,000   Burlington Northern Santa Fe Corp.
               8.125%, due 04/15/20 ..........................      1,804,986
     957,000   Norfolk Southern Corp. (O)
               5.590%, due 05/17/25 ..........................        994,639
   1,043,000   Norfolk Southern Corp.
               7.250%, due 02/15/31 ..........................      1,332,007
                                                                 ------------
                                                                    4,131,632
                                                                 ------------

               UTILITIES - 2.11%
   1,400,000   Constellation Energy Group, Inc.
               4.550%, due 06/15/15 ..........................      1,351,714
   1,250,000   Consumers Energy Co.
               5.650%, due 04/15/20 ..........................      1,308,185
   2,000,000   DTE Energy Co.
               6.450%, due 06/01/06 ..........................      2,040,872
   2,000,000   Energy East Corp.
               8.050%, due 11/15/10 ..........................      2,321,956
   2,532,928   Niagara Mohawk Power Corp., Series F
               7.625%, due 10/01/05 ..........................      2,556,073
   1,365,000   Pacific Gas and Electric Co.
               6.050%, due 03/01/34 ..........................      1,504,352
   2,000,000   Progress Energy, Inc.
               7.750%, due 03/01/31 ..........................      2,495,410
   3,000,000   Virginia Electric and Power Co., Series A
               5.750%, due 03/31/06 ..........................      3,038,121
                                                                 ------------
                                                                   16,616,683
                                                                 ------------
               TOTAL CORPORATE NOTES AND BONDS ...............     77,107,929
                                                                 ------------
               (Cost $73,469,573)

MORTGAGE BACKED - 8.69%

               FEDERAL HOME LOAN MORTGAGE CORP. - 1.69%
     194,721   8.000%, due 06/01/30 Pool # C01005 ............        209,689
     706,679   6.500%, due 01/01/32 Pool # C62333 ............        733,104
     234,233   6.500%, due 03/01/32 Pool # C65648 ............        242,848
   5,702,141   5.000%, due 07/01/33 Pool # A11325 ............      5,711,233
   1,375,207   6.000%, due 09/01/34 Pool # A26682 ............      1,411,034
     853,329   6.000%, due 10/01/34 Pool # A28439 ............        875,559
     877,653   6.000%, due 10/01/34 Pool # A28598 ............        900,518

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

        BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)     37

                                                                         Value
   Par Value                                                            (Note 2)
   ---------                                                         -------------
MORTGAGE BACKED (CONTINUED)

                FEDERAL HOME LOAN MORTGAGE CORP. (CONTINUED)
$    863,407    6.000%, due 11/01/34 Pool # A28556 ...............   $     885,900
     398,954    5.000%, due 04/01/35 Pool # A32314 ...............         399,461
     797,333    5.000%, due 04/01/35 Pool # A32315 ...............         798,346
     798,050    5.000%, due 04/01/35 Pool # A32316 ...............         799,064
     399,130    5.000%, due 04/01/35 Pool # A32509 ...............         399,637
                                                                     -------------
                                                                        13,366,393
                                                                     -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.10%
   2,425,172    4.000%, due 04/01/15 Pool # 255719 ...............       2,412,758
     762,607    6.000%, due 05/01/16 Pool # 582558 ...............         788,737
   4,057,684    5.000%, due 12/01/17 Pool # 672243 ...............       4,107,927
   3,224,567    4.500%, due 10/01/18 Pool # 740730 ...............       3,212,224
     829,566    6.000%, due 05/01/21 Pool # 253847 ...............         855,313
     127,202    7.000%, due 12/01/29 Pool # 762813 ...............         134,812
     469,034    7.000%, due 11/01/31 Pool # 607515 ...............         494,732
     664,046    6.000%, due 02/01/32 Pool # 611619 ...............         681,651
      24,810    7.000%, due 04/01/32 Pool # 641518 ...............          26,171
     427,130    7.000%, due 05/01/32 Pool # 644591 ...............         450,532
   2,542,519    6.500%, due 06/01/32 Pool # 545691 ...............       2,635,681
      29,044    7.000%, due 08/01/32 Pool # 641302 ...............          30,637
   3,652,531    6.000%, due 08/01/33 Pool # 734849 ...............       3,746,053
   1,542,332    6.000%, due 08/01/33 Pool # 738061 ...............       1,581,824
   2,475,819    6.500%, due 09/01/33 Pool # 737582 ...............       2,563,833
   2,785,372    5.500%, due 10/01/33 Pool # 254904 ...............       2,826,030
   9,808,504    5.500%, due 11/01/33 Pool # 555880 ...............       9,951,680
   6,454,882    5.000%, due 05/01/34 Pool # 780890 ...............       6,461,845
     133,223    7.000%, due 07/01/34 Pool # 792636 ...............         140,496
   1,086,229    5.500%, due 08/01/34 Pool # 793647 ...............       1,101,724
   3,771,716    5.500%, due 03/01/35 Pool # 815976 ...............       3,825,593
                                                                     -------------
                                                                        48,030,253
                                                                     -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.90%
   2,100,000    5.008%, due 12/16/25 Series 2004-43, Class C (G)         2,154,580
     467,863    6.500%, due 04/20/31 Pool # 003068 ...............         487,152
   4,200,000    6.000%, due 07/20/32 Series 2002-50, Class PE            4,442,568
                                                                         7,084,300
                                                                     -------------

                TOTAL MORTGAGE BACKED ............................      68,480,946
                                                                     -------------
                (Cost $67,647,669)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.33%

                FEDERAL HOME LOAN MORTGAGE CORP. - 0.44%
   3,400,000    4.500%, due 01/15/14 .............................       3,469,394
                                                                     -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.42%
   2,400,000    3.800%, due 01/18/08 .............................       2,390,849
   2,250,000    4.000%, due 09/02/08 .............................       2,248,535
     750,000    5.250%, due 08/01/12 .............................         790,535
   2,400,000    4.625%, due 10/15/14 (O) .........................       2,461,378
   2,500,000    6.625%, due 11/15/30 .............................       3,244,270
                                                                     -------------
                                                                        11,135,567

                U.S. TREASURY BONDS - 0.94%
   5,685,000    6.250%, due 05/15/30 (O) .........................       7,404,934
                                                                     -------------
                U.S. TREASURY NOTES - 7.53%
$    200,000    2.000%, due 08/31/05 (O) .........................         199,602
   1,750,000    2.000%, due 05/15/06 (O) .........................       1,727,579
   4,000,000    3.125%, due 01/31/07 (O) .........................       3,968,436
   3,700,000    3.375%, due 02/28/07 (O) .........................       3,683,813
  12,000,000    4.375%, due 05/15/07 (O) .........................      12,159,840
   1,125,000    2.750%, due 08/15/07 .............................       1,104,257
   6,975,000    2.625%, due 05/15/08 (O) .........................       6,778,012
   1,905,000    3.250%, due 01/15/09 (O) .........................       1,877,839
   8,275,000    3.000%, due 02/15/09 (O) .........................       8,081,704
   2,600,000    2.625%, due 03/15/09 (O) .........................       2,505,243
   5,200,000    3.875%, due 05/15/10 (O) .........................       5,229,656
   2,595,000    5.000%, due 02/15/11 (O) .........................       2,757,086
   1,400,000    3.625%, due 05/15/13 (O) .........................       1,382,172
     175,000    4.250%, due 11/15/13 (O) .........................         179,272
   2,670,000    4.000%, due 02/15/14 (O) .........................       2,686,063
   1,925,000    4.250%, due 11/15/14 (O) .........................       1,970,193
   3,000,000    4.125%, due 05/15/15 .............................       3,043,827
                                                                      ------------
                                                                        59,334,594
                                                                      ------------

                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ...............................     81,344,489
                                                                     ------------
                (Cost $79,764,092)

   Shares

INVESTMENT COMPANIES - 13.48%

           1    J.P. Morgan Money Market Fund ....................              1
           1    Nations Cash Reserves Fund .......................              1
  24,629,132    SSgA Prime Money Market Fund .....................     24,629,132
  81,534,409    State Street Navigator Securities
                Lending Prime Portfolio (I) ......................     81,534,409
                                                                     ------------

                TOTAL INVESTMENT COMPANIES .......................    106,163,543
                                                                     ------------
                (Cost $106,163,543)

TOTAL INVESTMENTS - 110.02% ......................................    866,653,094
(Cost $766,951,845**)
NET OTHER ASSETS AND LIABILITIES - (10.02)%.......................    (78,898,239)
                                                                     ------------
TOTAL NET ASSETS - 100.00% .......................................   $787,754,855
                                                                     ============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $767,386,622.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.19% of total net assets.

(G)   Floating rate or variable rate note. Rate shown is as of June 30, 2005.

(I)   Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O)   All (or portion of security) on loan. ADR American Depository Receipt.

PLC Public Limited Company.

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

38      GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                            Value
 Shares                                                   (Note 2)
 ------                                                 ------------
COMMON STOCKS - 96.71%

           CONSUMER DISCRETIONARY - 10.58%
177,200    Belo Corp., Class A (O) ..................   $  4,247,484
275,295    Comcast Corp., Class A * .................      8,451,557
548,900    Home Depot, Inc. .........................     21,352,210
766,700    McDonald's Corp. .........................     21,275,925
233,400    Newell Rubbermaid, Inc. (O) ..............      5,564,256
433,500    Target Corp. .............................     23,586,735
697,600    Time Warner, Inc. * ......................     11,656,896
485,200    Viacom, Inc., Class B ....................     15,536,104
631,400    Walt Disney Co. ..........................     15,898,652
                                                        ------------
                                                         127,569,819
                                                        ------------

           CONSUMER STAPLES - 6.80%
214,200    Altria Group, Inc. .......................     13,850,172
158,700    Coca-Cola Co. ............................      6,625,725
477,200    General Mills, Inc. ......................     22,328,188
180,900    Kimberly-Clark Corp. .....................     11,322,531
162,700    Procter & Gamble Co. .....................      8,582,425
971,400    Sara Lee Corp. ...........................     19,243,434
                                                        ------------
                                                          81,952,475
                                                        ------------

           ENERGY - 12.06%
118,800    Anadarko Petroleum Corp. .................      9,759,420
128,600    Apache Corp. .............................      8,307,560
203,880    BP PLC, ADR ..............................     12,718,034
338,446    Chevron Corp. ............................     18,925,900
327,400    ConocoPhillips ...........................     18,822,226
119,000    Cooper Cameron Corp. (O) * ...............      7,383,950
278,100    Devon Energy Corp. .......................     14,094,108
660,500    Exxon Mobil Corp. ........................     37,958,935
115,800    Schlumberger, Ltd. .......................      8,793,852
159,546    Transocean, Inc. * .......................      8,610,698
                                                        ------------
                                                         145,374,683
                                                        ------------

           FINANCIALS - 25.79%
585,026    Allstate Corp. ...........................     34,955,303
150,000    American International Group, Inc. .......      8,715,000
787,342    Bank of America Corp. ....................     35,910,669
 30,000    Bear Stearns Cos., Inc. ..................      3,118,200
     65    Berkshire Hathaway, Inc., Class A (O) * ..      5,427,500
995,014    Citigroup, Inc. ..........................     45,999,497
129,600    Equity Residential, REIT .................      4,771,872
130,000    Freddie Mac ..............................      8,479,900
609,188    J.P. Morgan Chase & Co. ..................     21,516,520
 78,700    Marsh & McLennan Cos., Inc. (O) ..........      2,179,990
380,600    Morgan Stanley ...........................     19,970,082
373,100    National City Corp. ......................     12,730,172
 73,000    Principal Financial Group (O) ............      3,058,700
448,000    Prudential Financial, Inc. ...............     29,415,680
143,000    St. Paul Travelers Cos., Inc. ............      5,652,790
181,100    SunTrust Banks, Inc. .....................     13,082,664
270,400    U.S. Bancorp .............................      7,895,680
432,100    Wachovia Corp. ...........................     21,432,160
389,600    Wells Fargo & Co. ........................     23,991,568
 35,000    XL Capital, Ltd., Class A ................      2,604,700
                                                        ------------
                                                         310,908,647
                                                        ------------

          HEALTH CARE - 8.30%
542,500   Baxter International, Inc. ................  $  20,126,750
450,800   Bristol-Myers Squibb Co. ..................     11,260,984
138,300   Community Health Systems, Inc. (O) * ......      5,226,357
324,150   GlaxoSmithKline PLC, ADR ..................     15,724,517
138,500   HCA, Inc. .................................      7,848,795
246,300   Merck & Co., Inc. .........................      7,586,040
282,700   Pfizer, Inc. ..............................      7,796,866
101,000   Triad Hospitals, Inc. * ...................      5,518,640
198,400   Watson Pharmaceuticals, Inc. (O) * ........      5,864,704
295,000   Wyeth .....................................     13,127,500
                                                       -------------
                                                         100,081,153
                                                       -------------

          INDUSTRIALS - 10.62%
266,800   Burlington Northern Santa Fe Corp. ........     12,560,944
299,000   Emerson Electric Co. ......................     18,726,370
582,500   General Electric Co. ......................     20,183,625
595,600   Honeywell International, Inc. .............     21,816,828
146,500   Masco Corp. ...............................      4,652,840
159,900   Textron, Inc. .............................     12,128,415
203,000   Tyco International, Ltd. ..................      5,927,600
359,200   United Technologies Corp. .................     18,444,920
479,500   Waste Management, Inc. ....................     13,589,030
                                                       -------------
                                                         128,030,572
                                                       -------------

          INFORMATION TECHNOLOGY - 10.17%
307,000   Applied Materials, Inc. ...................      4,967,260
286,200   Automatic Data Processing, Inc. ...........     12,011,814
498,026   Computer Associates International, Inc. ...     13,685,755
289,900   Computer Sciences Corp. * .................     12,668,630
555,400   EMC Corp./Massachusetts * .................      7,614,534
 98,401   Freescale Semiconductor, Inc., Class B * ..      2,084,133
716,435   Hewlett-Packard Co. .......................     16,843,387
406,900   Intel Corp. ...............................     10,603,814
223,100   International Business Machines Corp. .....     16,554,020
891,200   Motorola, Inc. ............................     16,273,312
330,400   Texas Instruments, Inc. ...................      9,274,328
                                                       -------------
                                                         122,580,987
                                                       -------------

          MATERIALS - 4.18%
 83,600   Air Products & Chemicals, Inc. ............      5,041,080
420,000   Alcoa, Inc. ...............................     10,974,600
428,000   E.I. du Pont de Nemours & Co. .............     18,408,280
103,800   PPG Industries, Inc. ......................      6,514,488
147,700   Weyerhaeuser Co. ..........................      9,401,105
                                                       -------------
                                                          50,339,553
                                                       -------------

          TELECOMMUNICATION SERVICES - 4.56%
329,900   Alltell Corp. .............................     20,546,172
706,000   SBC Communications, Inc. ..................     16,767,500
297,000   Telefonos de Mexico S.A. de C.V., ADR (O) .      5,610,330
347,035   Verizon Communications, Inc. ..............     11,990,059
                                                       -------------
                                                          54,914,061
                                                       -------------

          UTILITIES - 3.65%
200,300   Ameren Corp. (O) ..........................     11,076,590
237,500   Consolidated Edison, Inc. (O) .............     11,124,500
230,800   FPL Group, Inc. ...........................      9,707,448
266,400   Progress Energy, Inc. (O) .................     12,051,936
                                                       -------------
                                                          43,960,474
                                                       -------------

          TOTAL COMMON STOCKS .......................  1,165,712,424
                                                       -------------
          (Cost $955,825,865)


                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

      GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                  (CONTINUED)                                 39

                                                                    Value
   Shares                                                          (Note 2)
  -------                                                       -------------

INVESTMENT COMPANIES - 6.17%
            2    J.P. Morgan Money Market Fund ..............   $            2
            1    Nations Cash Reserves Fund .................                1
   38,515,260    SSgA Prime Money Market Fund ...............       38,515,260
   35,845,413    State Street Navigator Securities
                 Lending Prime Portfolio (I) ................       35,845,413
                                                                --------------
                 TOTAL INVESTMENT COMPANIES .................       74,360,676
                                                                --------------
                 (Cost $74,360,676)

TOTAL INVESTMENTS - 102.88% .................................    1,240,073,100
                                                                --------------
(Cost $1,030,186,541**)
NET OTHER ASSETS AND LIABILITIES -(2.88)% ...................      (34,736,187)
                                                                --------------
TOTAL NET ASSETS - 100.00% ..................................   $1,205,336,913
                                                                ==============

----------
      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $1,030,341,815.

      (I)   Represents collateral held in connection with securities lending.

      (O)   All (or portion of security) on loan.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

      REIT  Real Estate Investment Trust.

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

40     CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                                        Value
    Shares                                                             (Note 2)
   ---------                                                        ------------

COMMON STOCKS - 98.01%

            CONSUMER DISCRETIONARY - 12.22%
  236,500   Brinker International, Inc. * .......................    $  9,471,825
  154,700   Carnival Corp. ......................................       8,438,885
  148,500   Home Depot, Inc. ....................................       5,776,650
  246,800   Kohl's Corp. * ......................................      13,798,588
1,138,800   Liberty Media Corp., Class A * ......................      11,604,372
  105,000   Target Corp. ........................................       5,713,050
  352,800   Tiffany & Co. (O) ...................................      11,557,728
  310,400   Time Warner, Inc. * .................................       5,186,784
  248,300   Viacom, Inc., Class B ...............................       7,950,566
  166,600   Walt Disney Co. .....................................       4,194,988
                                                                     ------------
                                                                       83,693,436
                                                                     ------------

            CONSUMER STAPLES - 9.79%
  307,400   Coca-Cola Co. .......................................      12,833,950
  148,400   CVS Corp. ...........................................       4,313,988
  168,000   Estee Lauder Cos., Inc., Class A ....................       6,573,840
   72,700   General Mills, Inc. .................................       3,401,633
  288,300   Kraft Foods, Inc., Class A (O) ......................       9,170,823
  215,800   Procter & Gamble Co. ................................      11,383,450
  140,600   Sysco Corp. (O) .....................................       5,088,314
  296,100   Wal-Mart Stores, Inc. ...............................      14,272,020
                                                                     ------------
                                                                       67,038,018
                                                                     ------------

            ENERGY - 9.46%
  135,370   Apache Corp. ........................................       8,744,902
  131,100   Chevron Corp. .......................................       7,331,112
  253,400   ConocoPhillips ......................................      14,567,966
  158,900   Exxon Mobil Corp. ...................................       9,131,983
  149,600   Marathon Oil Corp. ..................................       7,984,152
   82,600   Noble Corp. (O) .....................................       5,080,726
  121,800   Weatherford International, Ltd. (O) * ...............       7,061,964
  144,233   XTO Energy, Inc. (O) ................................       4,902,480
                                                                     ------------
                                                                       64,805,285
                                                                     ------------

            FINANCIALS - 19.02%
  103,700   ACE, Ltd. (O) .......................................       4,650,945
  209,000   American International Group, Inc. ..................      12,142,900
  318,000   Bank of America Corp. ...............................      14,503,980
  207,200   Bank of New York Co., Inc. ..........................       5,963,216
   47,600   Chubb Corp. (O) .....................................       4,075,036
  460,000   Citigroup, Inc. .....................................      21,265,800
   88,600   Fifth Third Bancorp (O) .............................       3,651,206
  155,900   Freddie Mac .........................................      10,169,357
   78,400   Goldman Sachs Group, Inc. ...........................       7,998,368
   98,600   J.P. Morgan Chase & Co. .............................       3,482,552
   90,800   Marsh & McLennan Cos., Inc. .........................       2,515,160
  175,400   Metlife, Inc. .......................................       7,882,476
  195,500   U.S. Bancorp ........................................       5,708,600
   91,800   Wachovia Corp. ......................................       4,553,280
  209,100   Wells Fargo & Co. ...................................      12,876,378
   67,000   XL Capital, Ltd., Class A ...........................       4,986,140
   51,400   Zions Bancorp. ......................................       3,779,442
                                                                     ------------
                                                                      130,204,836
                                                                     ------------

            HEALTH CARE - 12.04%
  285,600   Abbott Laboratories .................................   $  13,997,256
  527,600   Applera Corp. - Applied Biosystems Group ............      10,377,892
  177,700   Boston Scientific Corp. * ...........................       4,797,900
   89,600   Community Health Systems, Inc. (O) * ................       3,385,984
   69,800   Genzyme Corp. * .....................................       4,194,282
  150,100   Health Management Associates, Inc., Class A .........       3,929,618
   45,570   Hospira, Inc. * .....................................       1,777,230
  313,400   IMS Health, Inc. ....................................       7,762,918
  103,100   Johnson & Johnson ...................................       6,701,500
  137,500   MedLmmune, Inc. * ...................................       3,674,000
   66,100   Merck & Co., Inc. ...................................       2,035,880
  239,802   Pfizer, Inc. ........................................       6,613,739
  176,800   Schering-Plough Corp. ...............................       3,369,808
   43,600   Triad Hospitals, Inc. (O) * .........................       2,382,304
  166,400   Wyeth ...............................................       7,404,800
                                                                    -------------
                                                                       82,405,111
                                                                    -------------

            INDUSTRIALS - 10.77%
   99,100   CSX Corp. ...........................................       4,227,606
  219,000   Dover Corp. .........................................       7,967,220
   81,600   FedEx Corp. .........................................       6,610,416
   69,100   General Dynamics Corp. ..............................       7,569,214
  502,600   General Electric Co. ................................      17,415,090
  151,900   Honeywell International, Inc. .......................       5,564,097
  102,000   Illinois Tool Works, Inc. (O) .......................       8,127,360
  235,000   Masco Corp. .........................................       7,463,600
  115,000   Tyco International, Ltd. ............................       3,358,000
  192,000   Waste Management, Inc. ..............................       5,441,280
                                                                    -------------
                                                                       73,743,883
                                                                    -------------

            INFORMATION TECHNOLOGY - 16.23%
  119,900   ADC Telecommunications, Inc. (O) * ..................       2,610,223
   68,800   Affiliated Computer Services, Inc., Class A (O) *           3,515,680
  351,100   Altera Corp. * ......................................       6,958,802
  121,900   Autodesk, Inc. (O) ..................................       4,189,703
  424,300   Cadence Design Systems, Inc. (O) * ..................       5,795,938
  291,600   Celestica, Inc. (O) * ...............................       3,907,440
  377,100   Cisco Systems, Inc. * ...............................       7,206,381
  232,600   Dell, Inc. * ........................................       9,190,026
  530,400   EMC Corp./Massachusetts * ...........................       7,271,784
  177,765   First Data Corp. ....................................       7,135,487
   16,827   Freescale Semiconductor, Inc., Class B (O) * ........         356,396
  276,500   Hewlett-Packard Co. .................................       6,500,515
  204,800   Intel Corp. .........................................       5,337,088
   82,500   International Business Machines Corp. ...............       6,121,500
  138,700   Kla-Tencor Corp. (O) ................................       6,061,190
  396,000   Micron Technology, Inc. (O) * .......................       4,043,160
  613,300   Microsoft Corp. .....................................      15,234,372
  254,600   Motorola, Inc. ......................................       4,648,996
   92,800   Novellus Systems, Inc. (O) * ........................       2,293,088
  113,489   Veritas Software Corp. * ............................       2,769,131
                                                                    -------------
                                                                      111,146,900
                                                                    -------------

            MATERIALS - 3.07%
  144,900   Alcoa, Inc. ..........................................      3,786,237
  190,400   Praxair, Inc. ........................................      8,872,640
  181,000   Rohm and Haas Co. ....................................      8,387,540
                                                                    -------------
                                                                       21,046,417
                                                                    -------------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

           CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS
                             (UNAUDITED) (CONTINUED)                          41

                                                            Value
 Shares                                                    (Note 2)
--------                                                --------------
COMMON STOCKS (CONTINUED)

             TELECOMMUNICATION SERVICES - 3.05%
   139,000   BellSouth Corp. ........................   $   3,693,230
   217,300   CenturyTel, Inc. .......................       7,525,099
   306,000   SBC Communications, Inc. ...............       7,267,500
    69,300   Verizon Communications, Inc. ...........       2,394,315
                                                        -------------
                                                           20,880,144
                                                        -------------

             UTILITIES - 2.36%
   155,700   AES Corp. * ............................       2,550,366
   323,800   FPL Group, Inc. ........................      13,619,028
                                                        -------------
                                                           16,169,394
                                                        -------------

             TOTAL COMMON STOCKS ....................     671,133,424
             (Cost $577,709,064)                        -------------


INVESTMENT COMPANIES - 11.21%

         1   J.P. Morgan Money Market Fund ..........               1
13,271,822   SSgA Prime Money Market Fund ...........      13,271,822
63,456,981   State Street Navigator Securities
             Lending Prime Portfolio (I) ............      63,456,981
                                                        -------------

             TOTAL INVESTMENT COMPANIES .............      76,728,804
             (Cost $76,728,804)                         -------------


TOTAL INVESTMENTS - 109.22% .........................     747,862,228
(Cost $654,437,868**)                                   -------------
NET OTHER ASSETS AND LIABILITIES - (9.22)% ..........     (63,132,210)
                                                        -------------
TOTAL NET ASSETS - 100.00% ..........................   $ 684,730,018
                                                        =============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $654,437,869.

(I)   Represents collateral held in connection with securities lending.

(O)   All (or portion of security) on loan.

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

42           MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                                    Value
 Shares                                                            (Note 2)
-------                                                         -------------
COMMON STOCKS - 96.62%

             CONSUMER DISCRETIONARY - 13.55%
 16,400      Advo, Inc. .....................................   $     522,340
130,000      Belo Corp., Class A ............................       3,116,100
 56,100      Brinker International, Inc. * ..................       2,246,805
 20,100      Cato Corp., Class A ............................         415,065
  7,950      CEC Entertainment, Inc. * ......................         334,615
 46,200      Darden Restaurants, Inc. .......................       1,523,676
 14,700      GameStop Corp., Class B * ......................         439,530
 26,200      Gildan Activewear, Inc. * ......................         690,370
144,900      Interpublic Group of Cos., Inc. * ..............       1,764,882
 71,900      Jones Apparel Group, Inc. ......................       2,231,776
 66,200      Linens `N Things, Inc. * .......................       1,566,292
  5,500      Matthews International Corp., Class A ..........         214,280
 48,400      May Department Stores Co. ......................       1,943,744
 13,200      Modine Manufacturing Co. .......................         429,792
155,300      Newell Rubbermaid, Inc. (O) ....................       3,702,352
 36,800      O'Reilly Automotive, Inc. * ....................       1,097,008
 47,700      Outback Steakhouse, Inc. .......................       2,157,948
 24,800      Ruby Tuesday, Inc. .............................         642,320
 17,200      Stage Stores, Inc. * ...........................         749,920
 62,000      Talbots, Inc. (O) ..............................       2,013,140
 64,200      Tiffany & Co. ..................................       2,103,192
 71,600      TJX Companies, Inc. ............................       1,743,460
 24,400      WCI Communities, Inc. (O) * ....................         781,532
 21,200      Yankee Candle Co., Inc. ........................         680,520
                                                                -------------
                                                                   33,110,659
                                                                -------------

             CONSUMER STAPLES - 5.20%
 26,000      Casey's General Stores, Inc. ...................         515,320
 41,900      Clorox Co. .....................................       2,334,668
 32,200      Estee Lauder Cos., Inc., Class A ...............       1,259,986
168,400      Hain Celestial Group, Inc. (O) * ...............       3,283,800
 39,800      Herbalife, Ltd. * ..............................         860,078
 19,400      Hormel Foods Corp. .............................         569,002
 55,200      McCormick & Co., Inc. ..........................       1,803,936
 27,100      NBTY, Inc. * ...................................         702,974
 39,200      Sara Lee Corp. .................................         776,552
 13,300      Universal Corp./Richmond VA ....................         582,274
                                                                -------------
                                                                   12,688,590
                                                                -------------

             ENERGY - 9.53%
 20,300      Amerada Hess Corp. .............................       2,162,153
 13,500      Arch Coal, Inc. (O) ............................         735,345
 29,600      BJ Services Co. ................................       1,553,408
 14,500      Encore Acquisition Co. * .......................         594,500
 62,300      ENSCO International, Inc. ......................       2,227,225
 28,500      EOG Resources, Inc. ............................       1,618,800
 43,800      Forest Oil Corp. * .............................       1,839,600
 45,600      Marathon Oil Corp. .............................       2,433,672
 62,000      Pioneer Natural Resources Co. ..................       2,608,960
 23,500      Plains Exploration and Production Co. * ........         834,955
 36,300      Smith International, Inc. ......................       2,312,310
 34,900      Valero Energy Corp. ............................       2,760,939
 30,100      Vintage Petroleum, Inc. ........................         917,147
 18,500      Whiting Petroleum Corp. * ......................         671,735
                                                                -------------
                                                                   23,270,749
                                                                -------------
             FINANCIALS - 24.16%
14,800       American Capital Strategies, Ltd. (O) ..........         534,428
44,200       AmSouth Bancorp. ...............................       1,149,200
21,300       Arthur J. Gallagher & Co. (O) ..................         577,869
57,576       Associated Banc-Corp. ..........................       1,938,008
46,800       Assured Guaranty, Ltd. .........................       1,093,248
39,200       Bear Stearns Cos., Inc. ........................       4,074,448
63,000       Colonial BancGroup, Inc. .......................       1,389,780
40,100       Compass Bancshares, Inc. .......................       1,804,500
16,100       Cousins Properties, Inc., REIT .................         476,238
12,900       Delphi Financial Group, Class A ................         569,535
23,900       Equity Residential, REIT .......................         879,998
82,500       Federated Investors, Inc., Class B .............       2,475,825
41,400       First Horizon National Corp. (O) ...............       1,747,080
10,900       First Midwest Bancorp, Inc. ....................         383,353
49,100       FirstMerit Corp. (O) ...........................       1,282,001
16,200       IPC Holdings, Ltd. .............................         641,844
52,700       Jefferson-Pilot Corp. ..........................       2,657,134
12,500       M&T Bank Corp. .................................       1,314,500
21,000       Maguire Properties, Inc., REIT .................         595,140
67,000       Marshall & Ilsley Corp. ........................       2,978,150
 8,000       MB Financial, Inc. (O) .........................         318,640
34,500       MBIA, Inc. (O) .................................       2,046,195
33,400       NewAlliance Bancshares, Inc. ...................         469,270
34,600       PartnerRe, Ltd. ................................       2,228,932
24,600       Platinum Underwriters Holdings, Ltd. (Bermuda) .         782,772
82,600       Principal Financial Group (O) ..................       3,460,940
47,700       Protective Life Corp. ..........................       2,013,894
23,800       PS Business Parks, Inc., REIT ..................       1,057,910
58,000       Radian Group, Inc. .............................       2,738,760
11,400       RAIT Investment Trust, REIT (O) ................         341,430
22,000       Reinsurance Group of America, Inc. .............       1,023,220
62,400       Safeco Corp. ...................................       3,390,816
28,400       Scottish Re Group Ltd. (O) .....................         688,416
21,900       SL Green Realty Corp., REIT (O) ................       1,412,550
49,100       TCF Financial Corp. ............................       1,270,708
14,600       Texas Regional Bancshares, Inc., Class A .......         445,008
38,000       Torchmark Corp. ................................       1,983,600
35,900       U-Store-It Trust, REIT .........................         683,895
28,600       Universal American Financial Corp. (O) * .......         646,932
18,000       Ventas, Inc., REIT .............................         543,600
13,300       Webster Financial Corp. ........................         620,977
 9,400       Westamerica Bancorp. ...........................         496,414
24,600       Zions Bancorp. .................................       1,808,838
                                                                 ------------
                                                                   59,035,996
                                                                 ------------

             HEALTH CARE - 6.90%
16,600       Amsurg Corp. * .................................         459,654
39,900       Becton Dickinson & Co. .........................       2,093,553
40,300       Community Health Systems, Inc. * ...............       1,522,937
 8,800       Diagnostic Products Corp. ......................         416,504
47,412       Fisher Scientific International, Inc. * ........       3,077,039
31,300       Health Management Associates, Inc., Class A ....         819,434
39,600       Hospira, Inc. * ................................       1,544,400
46,700       Idexx Laboratories, Inc.(O) * ..................       2,910,811
44,900       Omnicare, Inc. .................................       1,905,107
14,000       PolyMedica Corp. ...............................         499,240
29,600       Triad Hospitals, Inc. * ........................       1,617,344
                                                                 ------------
                                                                   16,866,023
                                                                 ------------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

     MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)   43


                                                                            Value
  Shares                                                                  (Note 2)
  ------                                                                 ------------
COMMON STOCKS (CONTINUED)

            INDUSTRIALS - 12.42%
 26,900     Acuity Brands, Inc. (O) ..................................   $    691,061
 32,600     Airtran Holdings, Inc. (O) * .............................        300,898
 17,200     Albany International Corp., Class A ......................        552,292
 41,800     Avery Dennison Corp. .....................................      2,213,728
 13,900     Carlisle Cos., Inc. ......................................        953,957
 67,300     CSX Corp. ................................................      2,871,018
  8,100     Curtiss-Wright Corp. .....................................        436,995
 31,325     Genesee & Wyoming, Inc., Class A * .......................        852,353
 32,100     Ingersoll-Rand Co., Ltd., Class A ........................      2,290,335
 75,600     Manpower, Inc. ...........................................      3,007,368
 43,000     Masco Corp. ..............................................      1,365,680
 17,500     Mueller Industries, Inc. .................................        474,250
 23,100     Parker-Hannifin Corp. ....................................      1,432,431
 63,100     R. R. Donnelley & Sons Co. ...............................      2,177,581
 99,500     Republic Services, Inc. ..................................      3,582,995
 25,600     Simpson Manufacturing Co., Inc. ..........................        782,080
 46,700     Teleflex, Inc. (O) .......................................      2,772,579
 28,900     United Stationers, Inc. * ................................      1,418,990
 39,600     W.W. Grainger, Inc. ......................................      2,169,684
                                                                         ------------
                                                                           30,346,275
                                                                         ------------

            INFORMATION TECHNOLOGY - 7.92%
 43,100     Affiliated Computer Services, Inc., Class A * ............      2,202,410
 96,200     Andrew Corp. (O) * .......................................      1,227,512
 68,000     Arrow Electronics, Inc. * ................................      1,846,880
190,900     Atmel Corp. (O) * ........................................        452,433
 25,600     ATMI, Inc. (O) * .........................................        742,656
 32,925     Belden CDT, Inc. (O) .....................................        698,010
 10,200     Black Box Corp. ..........................................        361,080
 24,600     Computer Sciences Corp. * ................................      1,075,020
 78,300     Convergys Corp. * ........................................      1,113,426
  8,100     Diebold, Inc. ............................................        365,391
 24,500     Electronics for Imaging * ................................        515,480
 12,400     Intergraph Corp. (O) * ...................................        427,304
 78,300     Intersil Corp., Class A ..................................      1,469,691
 96,900     LSI Logic Corp. (O) * ....................................        822,681
 15,700     MAXIMUS, Inc. ............................................        554,053
 29,200     Molex, Inc. (O) ..........................................        760,368
 22,900     NAM TAI Electronics, Inc. (O) ............................        520,746
 56,600     Reynolds and Reynolds Co., Class A .......................      1,529,898
 16,700     Technitrol, Inc. .........................................        235,971
199,300     Tellabs, Inc. * ..........................................      1,733,910
 18,900     Varian Semiconductor Equipment Associates, Inc. (O) * ....        699,300
                                                                         ------------
                                                                           19,354,220
                                                                         ------------

            MATERIALS - 7.89%
 10,300     Aber Diamond Corp. (O) ...................................        317,034
 63,000     Air Products & Chemicals, Inc. ...........................      3,798,900
 11,000     Aptargroup, Inc. .........................................        558,800
 59,300     Bemis Co. ................................................      1,573,822
 51,100     Bowater, Inc. ............................................      1,654,107
 15,700     Compass Minerals International, Inc. (O) .................        367,380
 46,700     Martin Marietta Materials, Inc. ..........................      3,227,904
 17,100     Meridian Gold, Inc. (O) * ................................        307,800
 26,700     Novelis, Inc. (O) ........................................        685,656
 26,400     PPG Industries, Inc. .....................................      1,656,864
33,800      Rohm and Haas Co. ........................................      1,566,292
98,600      Smurfit-Stone Container Corp. * ..........................      1,002,762
52,700      Valspar Corp. (O) ........................................      2,544,883
                                                                        -------------
                                                                           19,262,204
                                                                        -------------

            TELECOMMUNICATION SERVICES - 1.11%
78,500      CenturyTel, Inc. .........................................      2,718,455
                                                                        -------------
            UTILITIES - 7.94%
44,900      AES Corp. * ..............................................        735,462
114,000     Alliant Energy Corp. .....................................      3,209,100
54,500      Ameren Corp. .............................................      3,013,850
68,000      Constellation Energy Group, Inc. .........................      3,922,920
9,800       New Jersey Resources Corp. ...............................        472,850
132,500     Pepco Holdings, Inc. .....................................      3,172,050
29,650      PNM Resources, Inc. ......................................        854,217
15,100      Weststar Energy, Inc. ....................................        362,853
13,400      WGL Holdings, Inc. .......................................        450,776
82,300      Wisconsin Energy Corp. ...................................      3,209,700
                                                                        -------------
                                                                           19,403,778
                                                                        -------------

            TOTAL COMMON STOCKS ......................................    236,056,949
            (Cost $192,254,715)                                         -------------

INVESTMENT  COMPANIES - 16.13%
9,433,855   SSgA Prime Money Market Fund .............................      9,433,855
            State Street Navigator Securities
            Lending Prime Portfolio (I) ..............................     29,977,281
                                                                        -------------

            TOTAL INVESTMENT COMPANIES ...............................     39,411,136
            (Cost $39,411,136)                                          -------------

TOTAL INVESTMENTS - 112.75% ..........................................    275,468,085
(Cost $ 231,665,851**)                                                  -------------

NET OTHER ASSETS AND LIABILITIES - (12.75)% ..........................    (31,141,315)
                                                                        -------------
TOTAL NET ASSETS - 100.00% ...........................................  $ 244,326,770
                                                                        =============

----------
*           Non-income producing.

**          Aggregate cost for Federal tax purposes was $231,723,292.

(I)         Represents collateral held in connection with securities lending.

(O)         All (or portion of security) on loan.

REIT        Real Estate Investment Trust.

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

44       MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                               Value
 Shares                                                       (Note 2)
 -----                                                      -----------
COMMON STOCKS - 96.19%

         CONSUMER DISCRETIONARY - 16.52%
 19,650  A.C. Moore Arts & Crafts, Inc. (O) * ...........   $   621,137
 39,500  Abercrombie & Fitch Co., Class A ...............     2,713,650
156,670  Apollo Group, Inc., Class A * ..................    12,254,727
 69,900  Chico's FAS, Inc. * ............................     2,396,172
 65,200  Coach, Inc. * ..................................     2,188,764
 73,290  Comcast Corp., Class A * .......................     2,195,035
 62,000  D.R. Horton, Inc. ..............................     2,331,820
 42,400  Education Management Corp. * ...................     1,430,152
 21,500  Electronics Boutique Holdings Corp. (O) * ......     1,365,035
 31,300  Fastenal Co. (O) ...............................     1,917,438
 61,340  GameStop Corp., Class B * ......................     1,834,066
137,060  Geox SpA .......................................     1,144,172
 65,870  La Quinta Corp. * ..............................       614,567
 61,550  Omnicom Group ..................................     4,915,383
 25,000  Paccar, Inc. ...................................     1,700,000
 21,630  Red Robin Gourmet Burgers, Inc. (O) * ..........     1,340,627
 31,700  Ross Stores, Inc. ..............................       916,447
  8,330  Standard-Pacific Corp. .........................       732,624
 55,510  Tempur-Pedic International, Inc. (O) * .........     1,231,212
 22,600  Wynn Resorts, Ltd. (O) * .......................     1,068,302
341,440  XM Satellite Radio Holdings, Inc., Class A (O) *    11,492,870
                                                            -----------
                                                             56,404,200
                                                            -----------

         CONSUMER STAPLES - 1.76%
113,760  Procter & Gamble Co. ...........................     6,000,840
                                                            -----------

         ENERGY - 6.69%
 20,120  Arch Coal, Inc. (O) ............................     1,095,936
 25,165  Cabot Oil & Gas Corp. ..........................       873,226
 40,000  Cameco Corp. (O) ...............................     1,790,000
 45,700  EOG Resources, Inc. ............................     2,595,760
 95,720  Halliburton Co. ................................     4,577,330
130,830  Petro-Canada ...................................     8,522,266
 47,220  Petroleo Brasileiro, S.A., ADR (O) .............     2,461,579
 27,033  XTO Energy, Inc. ...............................       918,852
                                                            -----------
                                                             22,834,949
                                                            -----------

         FINANCIALS - 9.53%
  9,490  Affiliated Managers Group (O) * ................       648,452
 11,730  Arch Capital Group, Ltd. (O) * .................       528,436
 87,190  Capital One Financial Corp. ....................     6,976,072
 30,600  CB Richard Ellis Group, Inc., Class A * ........     1,342,116
419,960  Countrywide Financial Corp. ....................    16,214,656
 12,700  Franklin Resources, Inc. .......................       977,646
 56,400  Legg Mason, Inc. ...............................     5,871,804
                                                            -----------
                                                             32,559,182
                                                            -----------

         HEALTH CARE - 18.63%
154,740  Abbott Laboratories ............................     7,583,807
 47,640  Abgenix, Inc. (O) * ............................       408,751
 71,550  Aetna, Inc. ....................................     5,925,771
 32,340  Alkermes, Inc. (O) * ...........................       427,535
 36,130  Amylin Pharmaceuticals, Inc. (O) * .............       756,201
324,770  AstraZeneca PLC, ADR ...........................    13,400,010
 13,030  Atherogenics, Inc. (O) * .......................       208,219
 26,500  Cephalon, Inc. (O) * ...........................     1,054,965
 47,200  DaVita, Inc. * .................................     2,146,656
104,130  Forest Laboratories, Inc. * ....................     4,045,451
 34,770  Hologic, Inc. * ................................     1,382,108
 25,180   Medicines Co. (O) * ...........................       588,960
236,810   Medtronic, Inc. ...............................    12,264,390
 27,490   NPS Pharmaceuticals, Inc. (O) * ...............       312,012
 16,000   OSI Pharmaceuticals, Inc. * ...................       653,920
 17,360   Pharmaceutical Product Development, Inc. * ....       813,490
327,040   Schering-Plough Corp. .........................     6,233,382
 16,030   Triad Hospitals, Inc. * .......................       875,879
 65,200   WellPoint, Inc. * .............................     4,540,528
                                                            -----------
                                                             63,622,035
                                                            -----------

          INDUSTRIALS - 10.44%
 20,720   Advisory Board Co. (O) * ......................     1,009,893
120,530   Boeing Co. ....................................     7,954,980
  2,400   C. H. Robinson Worldwide, Inc. ................       140,040
 20,500   Corporate Executive Board Co. .................     1,605,765
 16,290   Corrections Corp. of America (O) * ............       639,382
109,580   Danaher Corp. .................................     5,735,417
 90,050   DiamondCluster International, Inc. (O) * ......     1,017,565
 34,200   General Dynamics Corp. ........................     3,746,268
273,980   General Electric Co. ..........................     9,493,407
 16,800   Gol Linhas Aereas Inteligentes S.A., ADR (O) ..       505,008
 13,700   Jacobs Engineering Group, Inc. * ..............       770,762
 74,500   Robert Half International, Inc. ...............     1,860,265
 24,200   Rockwell Collins, Inc. ........................     1,153,856
                                                            -----------
                                                             35,632,608
                                                            -----------

          INFORMATION TECHNOLOGY - 31.38%
 79,800   Amdocs, Ltd. * ................................     2,109,114
 35,400   CDW Corp. .....................................     2,020,986
439,780   Cisco Systems, Inc. * .........................     8,404,196
 31,800   Cognizant Technology Solutions Corp., Class A *     1,498,734
323,970   Dell, Inc. * ..................................    12,800,055
109,600   eBay, Inc. * ..................................     3,617,896
268,960   Electronic Arts, Inc. * .......................    15,225,826
 14,380   F5 Networks, Inc. * ...........................       679,239
 30,650   Google, Inc., Class A * .......................     9,015,697
 37,300   Insight Enterprises, Inc. (O) * ...............       752,714
 93,700   Jabil Circuit, Inc. * .........................     2,879,401
 58,500   Lam Research Corp. * ..........................     1,692,990
 21,540   Logitech International S.A., ADR (O) * ........     1,373,821
 60,670   MEMC Electronic Materials, Inc. * .............       956,766
 33,220   Microsemi Corp. (O) * .........................       624,536
285,950   Microsoft Corp. ...............................     7,102,998
 68,800   Monster Worldwide, Inc. * .....................     1,973,184
 13,510   Navigant Consulting, Inc. (O) * ...............       238,587
 13,010   NAVTEQ Corp. * ................................       483,712
 61,500   Network Appliance, Inc. * .....................     1,738,605
170,530   Opsware, Inc. (O) * ...........................       873,114
 57,800   Pixar * .......................................     2,892,890
 92,580   Red Hat, Inc. (O) * ...........................     1,212,798
 62,250   Research In Motion, Ltd. * ....................     4,590,937
 62,470   Salesforce.com, Inc. (O) * ....................     1,279,386
 76,400   SanDisk Corp. * ...............................     1,812,972
 41,400   Semtech Corp. * ...............................       689,310
 62,070   Take-Two Interactive Software, Inc. (O) * .....     1,579,681
 28,020   THQ, Inc. (O) * ...............................       820,145
 46,900   VeriFone Holdings, Inc. (O) * .................       762,125
 15,950   Websense, Inc. (O) * ..........................       766,398
423,850   Yahoo!, Inc. * ................................    14,686,402
                                                            -----------
                                                            107,155,215
                                                            -----------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

             MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS
                            (UNAUDITED) (CONTINUED)                           45

                                                             Value
 Shares                                                    (Note 2)
 ------                                                  --------------

             TELECOMMUNICATION SERVICES - 1.24%
    92,200   American Tower Corp., Class A (O) * ......  $    1,938,044
   113,180   Crown Castle International Corp. * .......       2,299,817
                                                         --------------
                                                              4,237,861
                                                         --------------

             TOTAL COMMON STOCKS ......................     328,446,890
             (Cost $278,659,553)                         --------------

INVESTMENT COMPANIES - 16.66%

     7,800   Oil Service HOLDRs Trust (O) .............         795,366
13,494,017   SSgA Prime Money Market Fund .............      13,494,017
42,605,627   State Street Navigator Securities
             Lending Prime Portfolio (I) ..............      42,605,627
                                                         --------------
             TOTAL INVESTMENT COMPANIES ...............      56,895,010
             (Cost $56,850,964)                          --------------

TOTAL INVESTMENTS - 112.85% ...........................     385,341,900
(Cost $ 335,510,517**)                                   --------------

NET OTHER ASSETS AND LIABILITIES - (12.85)% ...........     (43,889,667)
                                                         --------------
TOTAL NET ASSETS - 100.00%$ ...........................  $  341,452,233
                                                         ==============

----------
*           Non-income producing.

**          Aggregate cost for Federal tax purposes was $335,824,520.

(I)         Represents collateral held in connection with securities lending.

(O)         All (or portion of security) on loan.

ADR         American Depository Receipt.

PLC         Public Limited Company.

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

46      GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                              Value
Shares                                                      (Note 2)
---------------------------------------------------------  ---------
COMMON STOCKS - 96.08%

            AUSTRALIA - 0.61%
  4,711     Australia & New Zealand Banking Group, Ltd...  $   77,739
 45,400     Macquarie Airports...........................     123,455
                                                           ----------
                                                              201,194
                                                           ----------
            BERMUDA - 1.27%
  6,637     ACE, Ltd. ...................................     297,669
  1,300     Everest Re Group, Ltd. ......................     120,900
                                                           ----------
                                                              418,569
                                                           ----------
            BRAZIL - 1.07%
  1,137     Cia de Bebidas das Americas, ADR.............      28,938
  9,780     Empressa Brasileira de Aeronautica S.A.,
              ADR .......................................     323,424
                                                           ----------
                                                              352,362
            CANADA - 2.66%
  7,220     EnCana Corp. ................................     284,689
 10,200     Husky Energy, Inc. ..........................     405,520
  3,847     Manulife Financial Corp. ....................     183,640
                                                           ----------
                                                              873,849
                                                           ----------
            FINLAND - 0.39%
  6,300     Fortum OYJ...................................     101,002
  1,025     Neste Oil OYJ *..............................      26,538
                                                           ----------
                                                              127,540
                                                           ----------
            FRANCE - 7.82%
  1,800     Cie Generale d'Optique Essilor
            International S.A. ..........................     122,585
 10,690     European Aeronautic Defense and Space Co. ...     339,132
  9,192     France Telecom S.A. .........................     266,978
  5,050     JC Decaux S.A. *.............................     127,784
  4,910     LVMH Moet Hennessy Louis Vuitton S.A. .......     377,953
  7,070     Sanofi-Aventis...............................     578,667
  2,880     Societe Generale.............................     291,652
  7,040     Technip S.A. ................................     327,254
    590     Total S.A. ..................................     138,133
                                                           ----------
                                                            2,570,138
                                                           ----------
            GERMANY - 3.37%
  2,796     Allianz AG...................................     319,971
  4,497     Bayerische Hypo-und Vereinsbank AG *.........     116,928
  2,162     SAP AG.......................................     375,443
  4,052     Siemens AG...................................     294,498
                                                           ----------
                                                            1,106,840
                                                           ----------
            HONG KONG - 1.62%
 81,200     Hong Kong and China Gas......................     165,214
 14,000     Hutchison Whampoa, Ltd. .....................     125,809
 42,216     Television Broadcasts, Ltd. .................     239,451
                                                           ----------
                                                              530,474
                                                           ----------
            INDIA - 3.65%
  3,300     GAIL India, Ltd. ............................      17,199
 56,800     Hindustan Lever, Ltd. .......................     213,180
 11,925     ICICI Bank, Ltd., ADR........................     260,561
  7,985     Infosys Technologies, Ltd. ..................     431,631
  1,300     ITC, Ltd. ...................................      49,256
  2,040     Oil & Natural Gas Corp., Ltd. ...............      47,819
 50,600     ZEE Telefilms, Ltd. .........................     180,879
                                                           ----------
                                                            1,200,525
                                                           ----------
            IRELAND - 0.55%
 14,552     Anglo Irish Bank Corp. PLC...................     179,993
                                                           ----------

            ITALY - 0.43%
  5,500     ENI SpA......................................     141,170
                                                           ----------

            JAPAN - 8.26%
  2,200     Canon, Inc. .................................     115,235
  7,800     Chugai Pharmaceutical Co., Ltd. .............     120,340
  4,900     Credit Saison Co., Ltd. .....................     162,372
  1,500     Hoya Corp. ..................................     172,318
  5,000     JGC Corp. ...................................      61,251
     88     KDDI Corp. ..................................     406,023
    700     Keyence Corp. ...............................     155,834
  2,300     Murata Manufacturing Co., Ltd. ..............     116,263
    500     Nidec Corp. .................................      52,651
 12,371     Nikon Corp. .................................     139,358
  1,000     Omron Corp. .................................      22,031
 62,000     Resona Holdings, Inc. *......................     115,157
 13,000     Shionogi & Co., Ltd. ........................     166,862
  7,000     Shiseido Co., Ltd. ..........................      88,225
 10,200     Sony Corp. ..................................     351,257
  1,100     Square Enix Co., Ltd. .......................      33,512
  6,800     Toyota Motor Corp. ..........................     243,117
  3,500     Trend Micro, Inc. ...........................     123,703
     32     Yahoo! Japan Corp.  .........................      66,840
                                                           ----------
                                                            2,712,349
                                                           ----------
            MEXICO - 1.19%
 40,100     Grupo Modelo S.A., Series C..................     125,074
  4,273     Grupo Televisa S.A., ADR.....................     265,311
                                                           ----------
                                                              390,385
                                                           ----------
            NETHERLANDS - 1.07%
 14,000     Koninklijke Philips Electronics N.V. ........     351,961
                                                           ----------

            NORWAY - 0.46%
                                                           ----------
 14,300     Tandberg ASA.................................     152,597
                                                           ----------

            PORTUGAL - 0.28%
 36,484     Energias de Portugal S.A. ...................      91,744
                                                           ----------

            SINGAPORE - 0.47%
 60,659     Singapore Press Holdings, Ltd. ..............     154,526
                                                           ----------

            SOUTH KOREA - 2.43%
  3,480     Hyundai Heavy Industries.....................     174,053
    630     Samsung Electronics Co., Ltd. ...............     298,778
 16,000     SK Telecom Co., Ltd., ADR (O)................     326,400
                                                           ----------
                                                              799,231
            SPAIN - 0.25%
  3,200     Inditex S.A. ................................      82,162
                                                           ----------

            SWEDEN - 5.26%
 18,800     Hennes & Mauritz AB..........................     660,801
  7,990     Investor AB, Series B........................     108,090
299,900     Telefonaktiebolaget LM Ericsson..............     959,003
                                                           ----------
                                                            1,727,894
                                                           ----------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

  GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)  47

                                                                    Value
Shares                                                             (Note 2)
------------------------------------------------------------     -----------
COMMON STOCKS (CONTINUED)

            SWITZERLAND - 2.27%
  3,875     Credit Suisse Group...............................   $    151,886
  4,086     Novartis AG.......................................        193,891
  3,164     Roche Holding AG..................................        398,637
                                                                      744,414
                                                                 ------------
            TAIWAN - 0.82%
 29,549     Taiwan Semiconductor Manufacturing Co.,
            Ltd., ADR.........................................        269,487
                                                                 ------------

            UNITED KINGDOM - 14.17%
 11,954     3i Group PLC......................................        144,881
  4,188     BP PLC, ADR.......................................        261,247
 34,077     Cadbury Schweppes PLC.............................        324,582
 77,880     Dixons Group PLC..................................        218,525
  5,120     GUS PLC...........................................         80,538
  1,525     HSBC Holdings PLC.................................         24,320
 18,829     HSBC Holdings PLC (Hong Kong).....................        300,948
 17,260     Pearson PLC.......................................        202,598
 25,936     Prudential PLC....................................        229,484
 20,450     Reckitt Benckiser PLC.............................        601,211
 14,614     Reed Elsevier PLC.................................        139,607
 18,667     Royal Bank of Scotland Group PLC..................        562,466
 24,925     Smith & Nephew PLC................................        245,472
 25,732     The Peninsular & Oriental Steam Navigation Co. ...        145,997
435,600     Vodafone Group PLC................................      1,059,086
 11,030     WPP Group PLC.....................................        113,217
                                                                 ------------
                                                                    4,654,179
                                                                 ------------
            UNITED STATES - 35.71%
 19,600     Advanced Micro Devices, Inc. *....................        339,864
  4,300     Affymetrix, Inc. (O) *............................        231,899
  4,300     Altera Corp. *....................................         85,226
  1,300     Altria Group, Inc. ...............................         84,058
  2,900     Amazon.com, Inc. *................................         95,932
  5,970     American Express Co ..............................        317,783
  4,650     Amgen, Inc. *.....................................        281,139
  5,000     Applera Corp. - Applied Biosystems Group..........         98,350
     75     Berkshire Hathaway, Inc., Class B *...............        208,762
  2,900     Boeing Co. .......................................        191,400
  3,300     Burlington Resources, Inc. .......................        182,292
  9,071     Cadence Design Systems, Inc. *....................        123,910
  2,600     Carnival Corp. ...................................        141,830
  9,100     Charles Schwab Corp. .............................        102,648
  4,816     Chevron Corp. ....................................        269,311
  8,400     Circuit City Stores, Inc. ........................        145,236
  9,400     Cisco Systems, Inc. *.............................        179,634
  2,070     Citigroup, Inc. ..................................         95,696
  6,000     Coach, Inc. *.....................................        201,420
 23,000     Corning, Inc. *...................................        382,260
  2,800     Cree, Inc. (O) *..................................         71,316
 11,700     eBay, Inc. *......................................        386,217
    904     Electronic Arts, Inc. *...........................         51,175
  1,600     Eli Lilly & Co. ..................................         89,136
  3,400     Express Scripts, Inc. *...........................        169,932
  2,700     Eyetech Pharmaceuticals, Inc. (O) *...............         34,128
  5,400     Gap, Inc. ........................................        106,650
  2,700     Genentech, Inc. *.................................        216,756
  2,600     Genzyme Corp. *...................................        156,234

  7,160     Gilead Sciences, Inc. * ..........................        314,968
  5,300     Gillette Co. .....................................        268,339
  9,100     GlobalSantaFe Corp. ..............................        371,280
  3,200     Human Genome Sciences, Inc. (O) * ................         37,056
  5,400     IMS Health, Inc. .................................        133,758
  3,473     International Business Machines Corp..............        257,697
  7,700     International Game Technology ....................        216,755
  1,800     International Rectifier Corp. * ..................         85,896
  3,000     Intuit, Inc. * ...................................        135,330
  7,830     J.P. Morgan Chase & Co. ..........................        276,556
  4,400     Juniper Networks, Inc. * .........................        110,792
  2,400     Lockheed Martin Corp. ............................        155,688
  7,900     MBNA Corp. .......................................        206,664
  1,500     Medtronic, Inc. ..................................         77,685
 13,400     Microsoft Corp. ..................................        332,856
  2,900     Millennium Pharmaceuticals, Inc. * ...............         26,883
  7,100     Morgan Stanley ...................................        372,537
  7,900     National Semiconductor Corp. .....................        174,037
    800     Nektar Therapeutics * ............................         13,472
  2,202     Nektar Therapeutics (C)(K)(L) * ..................         29,665
  7,100     Northern Trust Corp. .............................        323,689
  2,600     Northrop Grumman Corp. ...........................        143,650
 27,500     Novell, Inc. (O) * ...............................        170,500
  6,760     Pfizer, Inc. .....................................        186,441
  7,000     Qualcomm, Inc. ...................................        231,070
  5,600     Quest Diagnostics, Inc. ..........................        298,312
  6,000     Raytheon Co. .....................................        234,720
  1,600     Silicon Laboratories, Inc. (O) * .................         41,936
 75,100     Sirius Satellite Radio, Inc. * ...................        486,648
  3,500     Starbucks Corp. * ................................        180,810
 35,900     Sun Microsystems, Inc. * .........................        133,907
  2,500     Tiffany & Co. ....................................         81,900
  9,300     Transocean, Inc. * ...............................        501,921
  1,800     Wyeth ............................................         80,100
                                                                 ------------
                                                                   11,733,712
                                                                 ------------

            TOTAL COMMON STOCKS ..............................     31,567,295
            (Cost $26,186,984)                                   ------------



 COMMON STOCK UNIT - 0.53%

            MEXICO - 0.53%
 29,200     Fomento Economico Mexicano, S.A. de C.V. .........        174,048
                                                                 ------------

            TOTAL COMMON STOCK UNIT ..........................        174,048
            (Cost $112,365)                                      ------------

PREFERRED STOCKS - 1.76%

            BRAZIL - 1.23%
  5,683     Cia de Bebidas das Americas, ADR .................        175,604
 13,945     Tele Norte Leste Participacoes S.A. ..............        229,905
                                                                 ------------
                                                                      405,509
                                                                 ------------
            GERMANY - 0.53%
   232      Porsche AG .......................................        173,877
                                                                 ------------

            TOTAL PREFERRED STOCKS ...........................        579,386
            (Cost $413,703)                                      ------------

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

                                                     Value
Shares                                              (Note 2)
------------------------------------------------   -----------
INVESTMENT COMPANIES - 2.66%

               UNITED STATES - 2.66%
     98,572    SSgA Prime Money Market Fund.....   $    98,572
    774,150    State Street Navigator Securities
               Lending Prime Portfolio (I) .....       774,150
                                                   -----------

               TOTAL INVESTMENT COMPANIES ......       872,722
               (Cost $872,722)                     -----------

TOTAL INVESTMENTS - 101.03% ....................    33,193,451
                                                   -----------
(Cost $27,585,774**)

NET OTHER ASSETS AND LIABILITIES - (1.03)%......      (339,150)

TOTAL NET ASSETS - 100.00% .....................   $32,854,301
                                                   ===========

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $27,855,749.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(I)   Represents collateral held in connection with securities lending.

(K)   Represents a private placement security (see note 7).

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

(O)   All (or portion of security) on loan.

ADR   American Depository Receipt

PLC   Public Limited Company

                                                             % of Net Assets
----------------------------------------------------         ---------------
OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets
   Drugs & Health Care .............................              10.8%
   Telecommunications ..............................               8.7%
   Banks ...........................................               7.3%
   Oil & Gas .......................................               6.7%
   Retail ..........................................               6.2%
   Financial Services ..............................               5.8%
   Computers & Business Equipment ..................               5.7%
   Computer Software/Services ......................               5.6%
   Electronics .....................................               4.7%
   Aerospace .......................................               4.2%
   Insurance .......................................               4.1%
   Cosmetics & Toiletries ..........................               3.6%
   Food & Beverages ................................               3.0%
   Exploration/Drilling ............................               2.7%
   Communication Services ..........................               2.3%
   Telephone .......................................               1.9%
   Net Other Assets less Liabilities ...............               1.7%
   Publishing ......................................               1.5%
   Automobiles .....................................               1.3%
   Media-TV/Radio/Cable ............................               1.3%
   Diversified .....................................               1.1%
   Entertainment ...................................               1.1%
   Household Appliances & Home Furnishings .........               1.1%
   Manufacturing ...................................               0.9%
   Medical Services ................................               0.9%
   Semiconductors ..................................               0.9%
   Advertising .....................................               0.7%
   Bio/Specialty Pharmacy ..........................               0.7%
   Medical Products/Supplies .......................               0.7%
   Gas & Pipeline Utilities ........................               0.6%
   Shipbuilding ....................................               0.5%
   Tobacco .........................................               0.4%
   Trucking & Freight Forwarding ...................               0.4%
   Airport Services ................................               0.4%
   Electric Utilities ..............................               0.3%
   Construction Materials ..........................               0.2%
                                                                 -----
                                                                 100.0%
                                                                 =====

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

       INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) 49

                                                                                           Value
Shares                                                                                    (Note 2)
------                                                                                   ----------
COMMON STOCKS - 95.61%

                  AUSTRALIA - 0.68%
         14,584   ABC Learning Centres, Ltd..........................................    $   61,792
         25,000   James Hardie Industries N.V........................................       143,815
         37,620   John Fairfax Holdings, Ltd.........................................       122,698
         78,370   Macquarie Infrastructure Group.....................................       247,448
                                                                                         ----------
                                                                                            575,753
                                                                                         ----------

                  AUSTRIA - 0.22%
          3,660   Erste Bank der Oesterreichischen
                  Sparkassen AG......................................................       183,021
                                                                                         ----------

                  BELGIUM - 0.55%
         13,700   InBev N.V..........................................................       463,244
            218   Solvus S.A. Strip VVPR *...........................................             3
                                                                                         ----------
                                                                                            463,247
                                                                                         ----------

                  BRAZIL - 1.64%
          4,100   Brasil Telecom Participacoes S.A., ADR.............................       148,010
          3,320   Cia Brasileira de Distribuicao Grupo Pao
                  de Acucar, ADR.....................................................        66,035
            904   Cia de Bebidas das Americas, ADR...................................        23,016
          4,600   Cia de Concessoes Rodoviarias......................................       106,992
         30,000   Cia Paranaense de Energia, ADR.....................................       168,300
          8,850   Cia Vale do Rio Doce, ADR..........................................       259,128
          3,200   Empressa Brasileira de Aeronautica.S.A., ADR.......................       105,824
          6,300   Grendene S.A.......................................................        43,415
          6,400   Petroleo Brasileiro, S.A., ADR.....................................       333,632
         11,100   Souza Cruz S.A.....................................................       134,545
                                                                                         ----------
                                                                                          1,388,897
                                                                                         ----------

                  CANADA - 0.18%
          4,200   PetroKazakhstan, Inc., Class A.....................................       153,636
                                                                                         ----------

                  CHILE - 0.13%
          4,450   AFP Provida S.A., ADR..............................................       113,208
                                                                                         ----------

                  CHINA - 0.57%
          5,100   China Techfaith Wireless Communication
                  Technology, Ltd., ADR *............................................        82,977
          1,790   CNOOC, Ltd., ADR...................................................       106,183
        247,000   People's Food Holdings, Ltd........................................       126,831
        218,000   Yanzhou Coal Mining Co., Ltd.......................................       170,033
                                                                                         ----------
                                                                                            486,024
                                                                                         ----------

                  EGYPT - 0.68%
         23,500   Commercial International Bank......................................       194,898
          3,532   Orascom Construction Industries....................................       102,694
          2,776   Orascom Telecom Holding S.A.E......................................       281,096
                                                                                         ----------
                                                                                            578,688
                                                                                         ----------

                  FINLAND - 3.31%
         12,000   Amer Sports OYJ....................................................       227,665
        128,500   Nokia OYJ..........................................................     2,137,942
          8,000   Nokian Renkaat OYJ.................................................       145,852
         13,200   Sampo OYJ..........................................................       205,638
          3,000   Tietoenator OYJ....................................................        90,891
                                                                                         ----------
                                                                                          2,807,988
                                                                                         ----------

                  FRANCE - 11.17%
         23,400   AXA S.A............................................................    $  581,801
          3,600   Carbone Lorraine...................................................       170,958
         16,950   Carrefour S.A......................................................       817,734
         26,963   Credit Agricole S.A................................................       681,095
         41,200   France Telecom S.A.................................................     1,196,638
          8,370   Lagardere S.C.A....................................................       617,195
          4,000   Neopost S.A........................................................       351,834
         10,164   Sanofi-Aventis.....................................................       831,906
          9,500   Schneider Electric S.A.............................................       713,865
          9,730   Total S.A..........................................................     2,278,025
         39,800   Vivendi Universal S.A..............................................     1,246,074
                                                                                         ----------
                                                                                          9,487,125
                                                                                         ----------

                  GERMANY - 8.08%
         14,400   Commerzbank AG.....................................................       311,252
         76,900   Deutsche Telekom AG................................................     1,420,809
         11,900   E.ON AG............................................................     1,056,221
          1,900   Fielmann AG........................................................       128,230
            900   PUMA AG Rudolf Dassler Sport.......................................       222,288
          2,700   Rheinmetall AG.....................................................       135,734
         12,900   Schering AG........................................................       789,823
         20,100   Siemens AG.........................................................     1,460,860
          4,600   Techem AG..........................................................       194,276
         25,000   Volkswagen AG......................................................     1,140,227
                                                                                         ----------
                                                                                          6,859,720
                                                                                         ----------

                  GREECE - 0.38%
          6,740   OPAP S.A...........................................................       193,623
          6,900   Piraeus Bank S.A...................................................       128,783
                                                                                         ----------
                                                                                            322,406
                                                                                         ----------

                  HONG KONG - 1.10%
         77,000   China Netcom Group Corp., Hong Kong,. Ltd..........................       111,739
         46,145   Esprit Holdings, Ltd...............................................       332,046
         99,000   Hutchison Telecommunications
                  International, Ltd. *..............................................        98,232
        235,000   Pacific Basin Shipping, Ltd........................................       111,232
        343,000   Texwinca Holdings, Ltd.............................................       284,220
                                                                                         ----------
                                                                                            937,469
                                                                                         ----------

                  HUNGARY - 0.31%
            900   Gedeon Richter Rt..................................................       131,792
          1,600   MOL Magyar Olaj-es Gazipari Rt.....................................       133,957
                                                                                         ----------
                                                                                            265,749
                                                                                         ----------

                  INDIA - 1.17%
          8,400   Hero Honda Motors, Ltd.............................................       111,500
          4,900   Hindalco Industries, Ltd., GDR (C).................................       134,994
         28,200   Hindustan Lever, Ltd...............................................       105,840
          7,370   Reliance Industries, Ltd., GDR (C).................................       217,608
         18,066   Satyam Computer Services, Ltd......................................       210,194
          6,700   State Bank of India, Ltd., GDR (C).................................       210,045
                                                                                         ----------
                                                                                            990,181
                                                                                         ----------

                  INDONESIA - 0.53%
        528,500   Bank Mandiri Persero Tbk PT........................................        80,984
         17,500   Telekomunikasi Indonesia Tbk PT, ADR...............................       364,875
                                                                                         ----------
                                                                                            445,859
                                                                                         ----------

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   ----------
COMMON STOCKS (CONTINUED)

                  IRELAND - 1.99%
         23,026   Anglo Irish Bank Corp. PLC.........................................    $  285,432
         35,500   Bank of Ireland....................................................       606,912
         24,468   CRH PLC............................................................       647,731
          9,100   DCC PLC............................................................       181,585
                                                                                         ----------
                                                                                          1,686,160
                                                                                         ----------

                  ISRAEL - 0.20%
         54,200   Bank Hapoalim, Ltd.................................................       169,702
              1   Koor Industries, Ltd. *............................................            48
                                                                                         ----------
                                                                                            169,750
                                                                                         ----------

                  ITALY - 3.03%
         27,000   Davide Campari - Milano SpA........................................       197,433
         48,800   ENI SpA............................................................     1,252,565
          5,100   Lottomatica SpA....................................................       165,866
        307,400   Telecom Italia SpA.................................................       954,849
                                                                                         ----------
                                                                                          2,570,713
                                                                                         ----------

                  JAPAN - 17.66%
          2,400   ABC-Mart, Inc......................................................        74,432
          7,250   Aiful Corp.........................................................       538,350
         23,000   Bosch Corp.........................................................       120,973
         15,000   Chiyoda Corp.......................................................       184,150
          4,100   Credit Saison Co., Ltd.............................................       135,863
          4,500   Daito Trust Construction Co., Ltd..................................       168,007
          2,000   Don Quijote Co., Ltd...............................................       108,447
            150   eAccess, Ltd.......................................................       100,092
            100   East Japan Railway Co..............................................       512,649
         14,100   Fanuc, Ltd.........................................................       893,543
        118,900   Fujitsu, Ltd.......................................................       618,759
          7,000   Hisamitsu Pharmaceutical Co., Inc..................................       185,488
          8,800   Hoya Corp..........................................................     1,010,932
         55,000   Joyo Bank, Ltd.....................................................       268,890
          6,600   JSR Corp...........................................................       138,347
         11,100   Leopalace21 Corp...................................................       183,750
            105   Mitsubishi Tokyo Financial Group, Inc..............................       886,341
         17,100   Murata Manufacturing Co., Ltd......................................       864,391
         68,400   Nomura Holdings, Inc...............................................       812,152
            416   NTT DoCoMo, Inc....................................................       611,538
         14,600   OSG Corp...........................................................       183,796
          4,700   Rinnai Corp........................................................       115,472
         19,000   Sanyo Shokai, Ltd..................................................        98,027
          3,500   Secom Techno Service Co., Ltd......................................       113,267
          8,100   Shin-Etsu Chemical Co., Ltd........................................       306,116
        100,000   Shinsei Bank, Ltd..................................................       536,643
         25,100   Sony Corp..........................................................       864,368
         81,000   Sumitomo Trust & Banking Co., Ltd..................................       490,864
         20,000   Suruga Bank, Ltd...................................................       162,855
         21,700   Takeda Pharmaceutical Co., Ltd.....................................     1,072,891
        219,000   Tokyo Gas Co., Ltd.................................................       817,671
         46,100   Toyota Motor Corp..................................................     1,648,186
          2,050   USS Co., Ltd.......................................................       131,028
             26   Yoshinoya D&C Co., Ltd.............................................        38,403
                                                                                         ----------
                                                                                         14,996,681
                                                                                         ----------

                  LUXEMBOURG - 0.15%
         14,400   Stolt Offshore S.A.................................................       130,217
                                                                                         ----------

                  MEXICO - 0.94%
         32,600   America Telecom, S.A. de C.V., Series A1 *.........................    $  104,072
          2,780   Fomento Economico Mexicano S.A.
                  de C.V., ADR.......................................................       165,605
          2,550   Grupo Televisa S.A., ADR...........................................       158,329
         25,900   Kimberly-Clark de Mexico, S.A. de C.V.,.Class A....................        88,693
          5,320   Telefonos de Mexico S.A. de C.V., ADR..............................       100,495
         33,500   Urbi Desarrollos Urbanos S.A. de.C.V. * ...........................       183,943
                                                                                         ----------
                                                                                            801,137
                                                                                         ----------
                  MOROCCO - 0.10%
          9,500   Maroc Telecom......................................................        86,976
                                                                                         ----------

                  NETHERLANDS - 4.21%
          4,087   Boskalis Westminster...............................................       159,179
          9,792   Fugro N.V..........................................................       243,215
         24,058   Heineken N.V.......................................................       740,988
          4,818   Hunter Douglas N.V. *..............................................       240,060
          3,900   Imtech N.V.........................................................       136,404
         28,500   Royal Dutch Petroleum Co...........................................     1,854,401
          1,462   SBM Offshore N.V...................................................       100,055
          3,675   United Services Group N.V..........................................        97,057
                                                                                         ----------
                                                                                          3,571,359
                                                                                         ----------

                  NORWAY - 1.21%
          7,600   Ekornes ASA........................................................       147,056
         35,600   Statoil ASA........................................................       722,882
         14,400   Tandberg ASA.......................................................       153,664
                                                                                         ----------
                                                                                          1,023,602
                                                                                         ----------

                  PERU - 0.15%
          6,200   Credicorp, Ltd.....................................................       123,318
                                                                                         ----------

                  PHILIPPINES - 0.11%
          3,300   Philippine Long Distance Telephone, ADR............................        95,865
                                                                                         ----------

                  RUSSIA - 0.68%
          6,100   AFK Sistema, GDR (C)...............................................       100,040
          6,040   LUKOIL, ADR........................................................       222,151
          6,000   Mobile Telesystems OJSC, ADR.......................................       201,900
          3,080   Wimm-Bill-Dann Foods OJSC, ADR *...................................        50,605
                                                                                         ----------
                                                                                            574,696
                                                                                         ----------

                  SINGAPORE - 0.84%
        104,400   Oversea-Chinese Banking Corp.......................................       717,246
                                                                                         ----------

                  SOUTH AFRICA - 1.33%
          3,500   Edgars Consolidated Stores, Ltd....................................       151,690
          2,450   Impala Platinum Holdings, Ltd......................................       218,474
         13,600   Kumba Resources, Ltd...............................................       118,370
         83,000   Old Mutual PLC.....................................................       180,715
         42,700   Sanlam, Ltd........................................................        74,969
          5,790   Sasol, Ltd.........................................................       156,136
         99,722   Steinhoff International Holdings,Ltd. .............................       228,995
                                                                                         ----------
                                                                                          1,129,349
                                                                                         ----------

                  SOUTH KOREA - 2.78%
          1,900   Daewoo Shipbuilding & Marine
                  Engineering Co., Ltd., GDR (C).....................................        71,535
          3,100   GS Engineering & Construction Corp.................................       102,004
          1,150   Hite Brewery Co., Ltd..............................................        98,989

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED) 51

                                                                                           Value
Shares                                                                                    (Note 2)
------                                                                                   ----------
COMMON STOCKS (CONTINUED)

                  SOUTH KOREA (CONTINUED)
          2,300   Hyundai Motor Co...................................................    $  127,165
          8,700   Kangwon Land, Inc..................................................       124,134
          8,401   Kookmin Bank.......................................................       382,734
          5,700   KT Corp., ADR......................................................       122,550
          2,800   LG Chem, Ltd.......................................................       101,891
          1,400   LG Electronics, Inc................................................        88,315
          4,000   LG Household & Health Care, Ltd....................................       158,023
          4,000   LG.Philips LCD Co., Ltd., ADR *....................................        91,440
          3,200   POSCO, ADR.........................................................       140,704
          2,200   Samsung Electronics Co., Ltd., GDR (C).............................       526,350
          1,780   Samsung Fire & Marine Insurance Co., Ltd...........................       144,026
            900   Samsung SDI Co., Ltd...............................................        84,099
                                                                                         ----------
                                                                                          2,363,959
                                                                                         ----------

                  SPAIN - 0.77%
          7,300   Abengoa, S.A.......................................................        84,645
          9,852   Corp. Mapfre S.A...................................................       146,842
         12,400   Indra Sistemas, S.A................................................       244,834
          8,500   Prosegur Cia de Seguridad S.A......................................       179,056
                                                                                         ----------
                                                                                            655,377
                                                                                         ----------

                  SWEDEN - 0.74%
          7,280   Elekta AB..........................................................       301,866
          9,900   Getinge AB.........................................................       134,895
         16,600   Swedish Match AB...................................................       188,290
                                                                                         ----------
                                                                                            625,051
                                                                                         ----------

                  SWITZERLAND - 7.28%
         19,000   Compagnie Financiere Richemont AG, Class A.........................       636,274
         38,430   Credit Suisse Group................................................     1,506,313
            230   Edipresse S.A......................................................       116,977
            100   Geberit AG.........................................................        63,837
          6,000   Nestle S.A.........................................................     1,531,936
         36,400   Novartis AG........................................................     1,727,272
          3,500   Zurich Financial Services AG.......................................       600,535
                                                                                         ----------
                                                                                          6,183,144
                                                                                         ----------

                  TAIWAN - 1.05%
         59,624   Advantech Co., Ltd.................................................       140,657
         90,541   Chinatrust Financial Holding Co....................................        98,584
         10,692   Delta Electronics, Inc., GDR (C)...................................        83,110
         54,000   Delta Electronics, Inc.............................................        83,702
        124,000   Fubon Financial Holding Co., Ltd...................................       120,636
         45,315   HON HAI Precision Industry.........................................       234,766
         74,549   Taiwan Semiconductor Manufacturing Co., Ltd........................       128,939
                                                                                         ----------
                                                                                            890,394
                                                                                         ----------

                  THAILAND - 0.11%
        136,400   Thai Union Frozen Products Public.Co., Ltd.........................        91,373
                                                                                         ----------

                  TURKEY - 0.41%
         34,943   Akbank T.A.S.......................................................       200,405
         11,698   Turkcell Iletisim Hizmet A.S., ADR.................................       147,981
                                                                                         ----------
                                                                                            348,386
                                                                                         ----------

                  UNITED KINGDOM - 19.03%
        153,700   Barclays PLC.......................................................     1,525,962
        114,300   BP PLC.............................................................     1,189,270
         78,200   Brit Insurance Holdings PLC........................................       123,642

                  UNITED KINGDOM (CONTINUED)
         10,283   Bunzl PLC .........................................................    $   96,082
         94,100   Cadbury Schweppes PLC .............................................       896,299
          9,200   Carpetright PLC ...................................................       160,101
         14,280   Cattles PLC .......................................................        78,668
         11,030   Cobham PLC ........................................................       279,716
         17,568   Collins Stewart Tullett PLC .......................................       140,047
        109,500   Diageo PLC ........................................................     1,609,973
         11,300   Enterprise Inns PLC ...............................................       168,421
          6,610   Filtrona PLC * ....................................................        28,796
         43,900   GlaxoSmithKline PLC ...............................................     1,059,824
         20,800   Halfords Group PLC ................................................       109,637
         90,247   HSBC Holdings PLC .................................................     1,439,198
         29,140   Imperial Tobacco Group PLC ........................................       783,048
          9,300   Inmarsat PLC * ....................................................        56,353
         17,000   Intertek Group PLC ................................................       213,115
          7,443   Man Group PLC .....................................................       192,440
        137,900   Marks and Spencer Group PLC .......................................       888,475
         33,400   National Grid Transco PLC .........................................       323,167
         12,300   Northgate PLC .....................................................       199,168
         11,400   Premier Oil PLC * .................................................       142,242
         77,533   Prudential PLC ....................................................       686,022
         90,923   Regus Group PLC * .................................................       152,367
         57,700   Royal Bank of Scotland Group PLC ..................................     1,738,593
          9,450   Signet Group PLC, ADR .............................................       185,787
         13,200   Trinity Mirror PLC ................................................       145,631
        130,000   Unilever PLC ......................................................     1,250,190
         16,600   William Hill PLC ..................................................       159,823
         17,400   Wimpey George PLC .................................................       136,561
                                                                                         ----------
                                                                                         16,158,618
                                                                                         ----------

                  VENEZUELA - 0.14%
          6,231   Cia Anonima Nacional Telefonos de
                  Venezuela - CANTV, ADR ............................................       118,015
                                                                                         ----------
                  TOTAL COMMON STOCKS (Cost $68,943,321) ............................    81,170,357
                                                                                         ----------

COMMON STOCK UNITS - 0.35%

                  BRAZIL - 0.13%
          3,600   All America Latina Logistica S.A ..................................       106,024
                                                                                         ----------

                  IRELAND - 0.22%
         16,400   Grafton Group PLC * ...............................................       189,500
                                                                                         ----------
                  TOTAL COMMON STOCK UNITS ( Cost $260,216 ) ........................       295,524
                                                                                         ----------

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                  -----------
PREFERRED   STOCKS - 1.73%

                   BRAZIL - 0.95%
        423,200    Caemi Mineracao e Metalurgica S.A. ...............................   $   394,592
          5,320    Cia de Bebidas das Americas, ADR .................................       164,388
          6,620    Telemar Norte Leste S.A. .........................................       158,241
          5,900    Usinas Siderurgicas de Minas Gerais S.A. .........................        95,270
                                                                                        -----------
                                                                                            812,491
                                                                                        -----------

                   GERMANY - 0.78%
            881    Porsche AG .......................................................       660,282
                                                                                        -----------
                   TOTAL PREFERRED STOCKS  ( Cost $858,389 ) ........................     1,472,773
                                                                                        -----------

WARRANTS AND RIGHTS - 0.00%

                   JAPAN - 0.00%
            120    Belluna Co., Ltd. (Exercise Price $35.65) (L) * ..................             0
                                                                                        -----------
                   TOTAL WARRANTS AND RIGHTS ( Cost $113 ) ..........................             0
                                                                                        -----------

INVESTMENT COMPANY - 2.48%

                   UNITED STATES - 2.48%
       2,102,278   SSgA Prime Money Market Fund .....................................     2,102,278
                                                                                        -----------

                   TOTAL INVESTMENT COMPANY ( Cost $2,102,278 ) .....................     2,102,278
                                                                                        -----------
TOTAL INVESTMENTS - 100.17% .........................................................    85,040,932
(Cost $72,164,317**)                                                                    -----------
NET OTHER ASSETS AND - LIABILITIES (0.17)% ..........................................      (145,507)
                                                                                        -----------
TOTAL NET  ASSETS - 100.00% .........................................................   $84,895,425
                                                                                        ===========

----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $72,841,983.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

      ADR   American Depository Receipt.

      GDR   Global Depository Receipt.

      PLC   Public Limited Company.

                                                                 % of Net Assets
                                                                 ---------------
OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets
     Banks ..................................................        15.2%
     Oil & Gas ..............................................        11.5%
     Food & Beverages .......................................         8.7%
     Drugs & Health Care ....................................         7.4%
     Telecommunications .....................................         7.0%
     Communication Services .................................         6.1%
     Electronics ............................................         5.0%
     Automobiles ............................................         4.4%
     Retail .................................................         3.6%
     Financial Services .....................................         3.3%
     Insurance ..............................................         3.2%
     Manufacturing ..........................................         2.7%
     Net Other Assets less Liabilities ......................         2.3%
     Mining .................................................         1.8%
     Electric Utilities .....................................         1.5%
     Computers & Business Equipment .........................         1.4%
     Industrial Machinery ...................................         1.3%
     Tobacco ................................................         1.3%
     Electrical Equipment ...................................         1.0%
     Leisure Time ...........................................         1.0%
     Building Construction ..................................         0.9%
     Business Services ......................................         0.9%
     Household Appliances & Home Furnishings ................         0.9%
     Apparel & Textiles .....................................         0.8%
     Railroads & Equipment ..................................         0.8%
     Chemicals ..............................................         0.7%
     Construction & Mining Equipment ........................         0.6%
     Real Estate ............................................         0.6%
     Aerospace ..............................................         0.5%
     Auto Parts .............................................         0.5%
     Computer Software/Services .............................         0.5%
     Publishing .............................................         0.3%
     Transportation .........................................         0.3%
     Turnpikes & Toll Roads .................................         0.3%
     Commercial/Consumer Services ...........................         0.2%
     Conglomerates ..........................................         0.2%
     Construction Materials .................................         0.2%
     Household Products .....................................         0.2%
     Hotels & Restaurants ...................................         0.2%
     Machinery/Equipment ....................................         0.2%
     Cosmetics & Toiletries .................................         0.1%
     Internet ...............................................         0.1%
     Paper ..................................................         0.1%
     School .................................................         0.1%
     Shipbuilding ...........................................         0.1%
     Plastics ...............................................        0.0%*
                                                                    -----
                                                                    100.0%
                                                                    =====

----------

*     Rounds to 0.0%

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                       THIS PAGE INTENTIONALLY LEFT BLANK

SEMIANNUAL REPORT JUNE 30, 2005

54  STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                                 MONEY MARKET       BOND         HIGH INCOME      BALANCED
                                                                    FUND            FUND            FUND            FUND
                                                                -------------   -------------   -------------   -------------
ASSETS:
Investments in securities, at value* ........................   $ 134,633,406   $ 736,622,129   $ 142,773,804   $ 866,653,094
Foreign currency**                                                         --              --
Receivables:

     Investment securities sold .............................              --              --       1,583,363              --
     Fund shares sold .......................................         546,857         129,422          72,550         179,261
     Dividends and interest .................................         174,604       5,125,802       2,170,156       3,111,234
     Foreign tax reclaims ...................................              --              --           3,880              --
Other assets ................................................              --          17,922           6,195           9,372
                                                                -------------   -------------   -------------   -------------
             Total Assets ...................................     135,354,867     741,895,275     146,609,948     869,952,961
                                                                -------------   -------------   -------------   -------------

LIABILITIES:
Payable to custodian ........................................              --              --           2,735              --
Payables:
     Investment securities purchased ........................              --              --       1,384,018              --
     Upon return of securities loaned .......................              --     131,552,777      19,466,718      81,534,409
     Fund shares redeemed ...................................             373              --              --         185,587
     Accrued management fees ................................          49,094         273,373          77,474         454,959
     Accrued expenses and other payables ....................           4,638          17,350           4,357          23,151
                                                                -------------   -------------   -------------   -------------
             Total Liabilities ..............................          54,105     131,843,500      20,935,302      82,198,106
                                                                -------------   -------------   -------------   -------------
Net assets applicable to outstanding capital stock ..........   $ 135,300,762   $ 610,051,775   $ 125,674,646   $ 787,754,855
                                                                =============   =============   =============   =============

Represented by:
     Capital stock and additional paid-in capital ...........   $ 135,300,762   $ 596,665,389   $ 120,401,032   $ 704,049,761
     Accumulated undistributed (over-distributed)
        net investment income (loss) ........................              --      12,539,518       3,949,890       9,056,619
     Accumulated net realized gain (loss) on investments and
        foreign currency related transactions ...............              --     (12,130,239)       (191,995)    (25,052,774)
     Unrealized appreciation of investments (including
      appreciation (depreciation) of foreign currency related
      transactions) .........................................              --      12,977,107       1,515,719      99,701,249
                                                                -------------   -------------   -------------   -------------
Total net assets - representing net assets applicable to
  outstanding capital stock .................................   $ 135,300,762     610,051,775   $ 125,674,646   $ 787,754,855
                                                                =============   =============   =============   =============
Number of Class Z Shares issued and outstanding .............     135,300,762      57,466,231      12,059,004      40,869,090
                                                                =============   =============   =============   =============
Net asset value per share of outstanding capital stock,
  offering price and redemption price .......................   $        1.00   $       10.62   $       10.42   $       19.28
                                                                =============   =============   =============   =============
*Cost of Investments ........................................   $ 134,633,406   $ 723,645,022   $ 141,258,085   $ 766,951,845
                                                                -------------   -------------   -------------   -------------
**Cost of Foreign Currency ..................................   $          --   $          --   $          --   $          --
                                                                -------------   -------------   -------------   -------------

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

   GROWTH AND      CAPITAL APPRECIATION       MID-CAP     MULTI-CAP GROWTH  GLOBAL SECURITIES   INTERNATIONAL
INCOME STOCK FUND      STOCK FUND           STOCK FUND      STOCK FUND            FUND           STOCK FUND
-----------------  --------------------  ---------------  ----------------  -----------------  ---------------
 $ 1,240,073,100     $   747,862,228     $   275,468,085   $  385,341,900    $    33,193,451   $    85,040,932
              --                  --                  --                9            146,608           475,776

              --                  --             471,703        4,937,965            270,740           537,898
          20,013             183,878             131,772          114,337             71,364            68,891
       1,843,939             664,720             252,110          161,419             54,624           218,251
              --                  --                  --               --              6,689            64,456
           4,328               2,921               3,753            5,011                158                --
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------
   1,241,941,380         748,713,747         276,327,423      390,560,641         33,743,634        86,406,204
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------
              --                  --                  --               --                 --                --
              --                  --           1,816,203        6,254,343             82,265         1,414,026
      35,845,413          63,456,981          29,977,281       42,605,627            774,150                --
         122,469              51,053               1,324               --                159             5,784
         601,693             455,231             198,703          238,026             25,963            83,742
          34,892              20,464               7,142           10,412              6,796             7,227
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------
      36,604,467          63,983,729          32,000,653       49,108,408            889,333         1,510,779
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------
 $ 1,205,336,913     $   684,730,018     $   244,326,770   $  341,452,233    $    32,854,301   $    84,895,425
 ===============     ===============     ===============   ==============    ===============   ===============

 $ 1,024,894,895     $   707,543,331     $   190,823,181   $  272,861,885    $    27,630,658   $    68,264,245

      10,469,723           3,282,435             896,354         (173,963)           273,519           742,459

     (39,914,264)       (119,520,108)          8,805,001       18,932,688           (651,875)        3,018,928

     209,886,559          93,424,360          43,802,234       49,831,623          5,601,999        12,869,793
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------

 $ 1,205,336,913     $   684,730,018     $   244,326,770   $  341,452,233    $    32,854,301   $    84,895,425
 ===============     ===============     ===============   ==============    ===============   ===============
      39,473,883          34,985,349          14,243,795       50,636,372          2,868,711         7,477,765
 ===============     ===============     ===============   ==============    ===============   ===============

 $         30.54     $         19.57     $         17.15   $         6.74    $         11.45   $         11.35
 ===============     ===============     ===============   ==============    ===============   ===============
 $ 1,030,186,541     $   654,437,868     $   231,665,851   $  335,510,517    $    27,585,774   $    72,164,317
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------
 $            --     $            --     $            --   $           10    $       146,976   $       477,691
 ---------------     ---------------     ---------------   --------------    ---------------   ---------------

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

56  STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

                                                     MONEY MARKET       BOND         HIGH INCOME      BALANCED
                                                         FUND           FUND            FUND            FUND
                                                     ------------   ------------    ------------    ------------
INVESTMENT INCOME:
  Interest income ................................   $  1,745,979   $ 13,275,067    $  4,280,194    $  6,375,745
  Dividend income ................................             --             --           3,179       4,771,691
  Less: Foreign taxes withheld ...................             --             --          (1,671)         (9,239)
  Securities lending income ......................             --         99,508          37,628          53,675
                                                     ------------   ------------    ------------    ------------
   Total income ..................................      1,745,979     13,374,575       4,319,330      11,191,872
                                                     ------------   ------------    ------------    ------------

EXPENSES:
  Management fees ................................        294,243      1,608,488         453,093       2,711,983
  Trustees' fees .................................          1,185          3,569           1,129           4,702
  Audit fees .....................................          2,058          7,450           1,930          10,015
  Other expenses .................................          1,395          6,331           1,298           8,434
                                                     ------------   ------------    ------------    ------------
   Total expenses ................................        298,881      1,625,838         457,450       2,735,134
                                                     ------------   ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .....................      1,447,098     11,748,737       3,861,880       8,456,738
                                                     ------------   ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) on investments
  (including net realized gain (loss) on foreign
  currency related transactions)* ................             --        (17,298)         (8,290)     13,460,292
  Net change in unrealized appreciation
  (depreciation) on investments (including net
  unrealized appreciation (depreciation) on
  foreign currency related transactions)** .......             --      4,075,035      (3,514,588)    (15,089,651)
                                                     ------------   ------------    ------------    ------------
NET GAIN (LOSS) ON INVESTMENTS ...................             --      4,057,737      (3,522,878)     (1,629,359)
                                                     ------------   ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ................................   $  1,447,098   $ 15,806,474    $    339,002    $  6,827,379
                                                     ============   ============    ============    ============

-----------------
* Includes foreign capital gains taxes paid of $1,433 for the International Stock Fund.

** Net of deferred foreign capital gains taxes of $4,959 and $3,999 for the Global Securities and International Stock Funds, respectively.

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

   GROWTH AND      CAPITAL APPRECIATION     MID-CAP    MULTI-CAP GROWTH  GLOBAL SECURITIES  INTERNATIONAL
INCOME STOCK FUND       STOCK FUND        STOCK FUND       STOCK FUND          FUND          STOCK FUND
-----------------  --------------------  ------------  ----------------  -----------------  -------------
  $    492,211         $    200,762      $    125,113    $    107,679      $     14,283     $     28,612
    13,024,860            5,280,104         1,680,151       1,098,835           357,788        1,632,446
        (1,835)                  --            (1,359)        (11,591)          (27,435)        (156,353)
        13,877                8,833             8,770          18,952               568               --
  ------------         ------------      ------------    ------------      ------------     ------------
    13,529,113            5,489,699         1,812,675       1,213,875           345,204        1,504,705
  ------------         ------------      ------------    ------------      ------------     ------------
     3,572,534            2,709,653         1,118,861       1,379,842           146,263          492,361
         6,945                4,208             1,663           2,297               657              916
        15,090                8,898             3,135           4,572               860            1,446
        12,858                7,358             2,344           3,543               321              866
  ------------         ------------      ------------    ------------      ------------     ------------
     3,607,427            2,730,117         1,126,003       1,390,254           148,101          495,589
  ------------         ------------      ------------    ------------      ------------     ------------
     9,921,686            2,759,582           686,672        (176,379)          197,103        1,009,116
  ------------         ------------      ------------    ------------      ------------     ------------

    10,266,693           18,858,926         7,748,867       7,132,831           430,164        3,050,093

   (17,524,653)         (25,525,833)          (63,594)     (9,751,902)         (652,122)      (4,110,263)
  ------------         ------------      ------------    ------------      ------------     ------------
    (7,257,960)          (6,666,907)        7,685,273      (2,619,071)         (221,958)      (1,060,170)
  ------------         ------------      ------------    ------------      ------------     ------------
  $  2,663,726         $ (3,907,325)     $  8,371,945    $ (2,795,450)     $    (24,855)    $    (51,054)
  ============         ============      ============    ============      ============     ============

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

58                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                           MONEY MARKET                       BOND
                                                                               FUND                           FUND
                                                                  ----------------------------   -----------------------------
                                                                    SIX MONTHS                    SIX MONTHS
                                                                      ENDED                         ENDED
                                                                     JUNE 30,      YEAR ENDED      JUNE 30,      YEAR ENDED
                                                                       2005        DECEMBER 31,      2005       DECEMBER 31,
                                                                    (UNAUDITED)       2004        (UNAUDITED)        2004
                                                                  --------------  ------------   ------------  ---------------
OPERATIONS:
   Net investment income (loss)................................   $    1,447,098  $  1,216,811   $ 11,748,737   $  21,970,364
   Net realized gain.(loss) on  investments ...................                -         4,560        (17,298)     (1,324,964)
   Net change in unrealized appreciation or depreciation
   on investments..............................................                -             -      4,075,035      (2,650,107)
                                                                  --------------  ------------   ------------  --------------
         Change in net assets from operations..................        1,447,098     1,221,371     15,806,474      17,995,293
                                                                  --------------  ------------   ------------  --------------

Distributions to shareholders:
   From net investment income..................................       (1,447,098)   (1,221,371)             -     (22,943,666)
   From realized gains  on investments ........................                -             -              -               -
                                                                  --------------  ------------   ------------  --------------
         Change in net assets from  distributions .............       (1,447,098)   (1,221,371)             -     (22,943,666)
                                                                  --------------  ------------   ------------  --------------
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares................................       40,231,595    70,158,523     37,826,514      53,219,293
   Net asset value of shares issued in
             reinvestment of distributions.....................        1,447,098     1,221,371              -      22,943,666
                                                                  --------------  ------------   ------------  --------------
                                                                      41,678,693    71,379,894     37,826,514      76,162,959

   Cost of shares repurchased..................................      (35,381,828)  (83,751,943)   (17,736,932)    (49,369,882)
                                                                  --------------  ------------   ------------  --------------
         Change in net assets from capital share
           transactions........................................        6,296,865   (12,372,049)    20,089,582      26,793,077
                                                                  --------------  ------------   ------------  --------------
Increase (decrease) in net assets..............................        6,296,865   (12,372,049)    35,896,056      21,844,704

NET ASSETS:
   Beginning of year...........................................      129,003,897   141,375,946    574,155,719     552,311,015
                                                                  --------------  ------------   ------------  --------------
   End of year.................................................   $  135,300,762  $129,003,897   $610,051,775  $  574,155,719
                                                                  --------------  ------------   ------------  --------------
Undistributed net investment income included in net assets.....   $            -  $          -   $ 12,539,518  $      790,781
                                                                  ==============  ============   ============  ==============
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold.................................................       40,231,595    70,158,523      3,638,396       5,048,956
   Shares issued in reinvestment of distributions..............        1,447,098     1,221,371              -       2,226,228
                                                                  --------------  ------------   ------------  --------------
                                                                      41,678,693    71,379,894      3,638,396       7,275,184

   Shares  redeemed............................................      (35,381,828)  (83,751,943)    (1,702,046)     (4,702,045)
                                                                  --------------  ------------   ------------  --------------
   Net increase (decrease) in shares outstanding...............        6,296,865   (12,372,049)     1,936,350       2,573,139
                                                                  ==============  ============   ============  ==============

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

            HIGH INCOME                               BALANCED                            GROWTH AND INCOME
               FUND                                     FUND                                  STOCK FUND
------------------------------------    -------------------------------------   ----------------------------------------
SIX MONTHS ENDED                         SIX MONTHS ENDED                        SIX MONTHS ENDED
 JUNE 30, 2005        YEAR ENDED          JUNE 30, 2005        YEAR ENDED          JUNE 30, 2005          YEAR ENDED
  (UNAUDITED)      DECEMBER 31, 2004       (UNAUDITED)      DECEMBER 31, 2004       (UNAUDITED)        DECEMBER 31, 2004
----------------   -----------------    -----------------   -----------------   -----------------     ------------------
$   3,861,880       $    7,158,161        $     8,456,738     $   17,276,568     $     9,921,686      $      18,162,837
       (8,290)             873,817             13,460,292          7,402,296          10,266,693               (918,039)

   (3,514,588)           1,031,966            (15,089,651)        35,727,109         (17,524,653)           116,031,062
-------------       --------------        ---------------     --------------     ---------------      -----------------
      339,002            9,063,944              6,827,379         60,405,973           2,663,726            133,275,860
-------------       --------------        ---------------     --------------     ---------------      -----------------

           --           (7,039,140)                    --        (17,712,402)                 --            (18,038,982)
           --                   --                     --                 --                  --                     --
-------------       --------------        ---------------     --------------     ---------------      -----------------
           --           (7,039,140)                    --        (17,712,402)                 --            (18,038,982)
-------------       --------------        ---------------     --------------     ---------------      -----------------

   10,657,104           25,198,530             22,262,539         59,107,678          29,239,917             68,601,989
           --            7,039,140                     --         17,712,402                  --             18,038,982
-------------       --------------        ---------------     --------------     ---------------      -----------------
   10,657,104           32,237,670             22,262,539         76,820,080          29,239,917             86,640,971
   (3,639,810)          (4,184,153)           (27,191,064)       (45,837,921)        (31,648,312)           (62,768,309)
-------------       --------------        ---------------     --------------     ---------------      -----------------
    7,017,294           28,053,517             (4,928,525)        30,982,159          (2,408,395)            23,872,662
-------------       --------------        ---------------     --------------     ---------------      -----------------
    7,356,296           30,078,321              1,898,854         73,675,730             255,331            139,109,540

  118,318,350           88,240,029            785,856,001        712,180,271       1,205,081,582          1,065,972,042
-------------       --------------        ---------------     --------------     ---------------      -----------------
$ 125,674,646       $  118,318,350        $   787,754,855     $  785,856,001     $ 1,205,336,913      $   1,205,081,582
=============       ==============        ===============     ==============     ===============      =================
$   3,949,890       $       88,010        $     9,056,619     $      599,881     $    10,469,723      $         548,037
=============       ==============        ===============     ==============     ===============      =================
    1,032,128            2,419,532              1,168,220          3,216,004             966,370              2,417,824
           --              677,653                     --            928,670                  --                592,517
-------------       --------------        ---------------     --------------     ---------------      -----------------
    1,032,128            3,097,185              1,168,220          4,144,674             966,370              3,010,341
     (351,205)            (406,999)            (1,428,414)        (2,485,291)         (1,040,303)            (2,203,171)
-------------       --------------        ---------------     --------------     ---------------      -----------------
      680,923            2,690,186               (260,194)         1,659,383             (73,933)               807,170
=============       ==============        ===============     ==============     ===============      =================

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

60          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      CAPITAL APPRECIATION                  MID-CAP
                                                                           STOCK FUND                     STOCK FUND
                                                                  ----------------------------   -----------------------------
                                                                    SIX MONTHS                    SIX MONTHS
                                                                      ENDED                         ENDED
                                                                     JUNE 30,      YEAR ENDED      JUNE 30,      YEAR ENDED
                                                                       2005        DECEMBER 31,      2005        DECEMBER 31,
                                                                    (UNAUDITED)       2004        (UNAUDITED)        2004
                                                                  --------------  -------------  ------------   -------------
OPERATIONS:
  Net investment income (loss)................................    $   2,759,582   $  5,196,254   $     686,672  $   2,213,101
  Net realized gain (loss) on investments.....................       18,858,926     36,747,922       7,748,867      9,881,213
  Net change in unrealized appreciation or depreciation
     on investments...........................................      (25,525,833)    14,394,457         (63,594)    16,109,310
                                                                  -------------   ------------   -------------  -------------
      Change in net assets from operations....................       (3,907,325)    56,338,633       8,371,945     28,203,624
                                                                  -------------   ------------   -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................................               --     (4,762,955)             --     (1,964,713)
  From realized gains on investments..........................               --                             --     (3,150,100)
                                                                  -------------   ------------   -------------  -------------
      Change in  net assets from distributions................               --     (4,762,955)             --     (5,114,813)
                                                                  -------------   ------------   -------------   ------------
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares................................       17,624,235     54,919,015      22,723,716     43,440,149
  Net asset value of shares issued in reinvestment of
     distributions............................................               --      4,762,955              --      5,114,813
                                                                  -------------    -----------   -------------   ------------
                                                                     17,624,235     59,681,970      22,723,716     48,554,962

  Cost of  shares repurchased                                       (22,748,634)   (35,098,751)     (4,828,575)   (12,282,215)
                                                                  -------------   ------------   -------------  -------------
      Change in net assets from capital share transactions....       (5,124,399)    24,583,219      17,895,141     36,272,747
                                                                  -------------   ------------   -------------  -------------
Increase (decrease) in net assets.............................       (9,031,724)    76,158,897      26,267,086     59,361,558
NET ASSETS:

  Beginning of year...........................................      693,761,742    617,602,845     218,059,684    158,698,126
                                                                  -------------   ------------   -------------  -------------
  End of year.................................................    $ 684,730,018   $693,761,742   $ 244,326,770  $ 218,059,684
                                                                  =============   ============   =============  =============
Undistributed net investment income included in net assets....    $   3,282,435   $    522,853   $     896,354  $     209,682
                                                                  =============   ============   =============  =============

OTHER INFORMATION:

Class Z Capital Share transactions:
  Shares sold.................................................          909,408      2,969,351       1,385,511      2,818,998
  Shares issued in reinvestment of distributions..............               --        242,123              --        309,034
                                                                  -------------   ------------   -------------  -------------
                                                                        909,408      3,211,474       1,385,511      3,128,032
  Shares redeemed.............................................       (1,172,434)    (1,910,924)       (291,051)      (805,044)
                                                                  -------------   ------------   -------------  -------------
  Net increase (decrease)in shares outstanding................         (263,026)     1,300,550       1,094,460      2,322,988
                                                                  =============   ============   =============  =============

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

             MULTI-CAP GROWTH                       GLOBAL SECURITIES                      INTERNATIONAL STOCK
                STOCK FUND                                FUND                                     FUND
----------------------------------------  -------------------------------------    -------------------------------------
SIX MONTHS ENDED                          SIX MONTHS ENDED                         SIX MONTHS ENDED
  JUNE 30, 2005           YEAR ENDED        JUNE 30, 2005          YEAR ENDED        JUNE 30, 2005         YEAR ENDED
   (UNAUDITED)         DECEMBER 31, 2004     (UNAUDITED)      DECEMBER 31, 2004       (UNAUDITED)      DECEMBER 31, 2004
----------------       -----------------  ----------------    -----------------    ----------------    -----------------
$      (176,379)         $      108,826     $    197,103      $      137,788         $  1,009,116        $    759,288
      7,132,831              15,884,838          430,164             955,799            3,050,093           4,696,572

     (9,751,902)             22,531,530          652,122)          3,252,956           (4,110,263)          7,609,319
---------------          --------------     ------------      --------------         ------------        ------------
     (2,795,450)             38,525,194          (24,855)          4,346,543              (51,054)         13,065,179
---------------          --------------     ------------      --------------         ------------        ------------

             --                (104,600)              --             (60,400)                  --            (935,800)
             --              (9,996,293)              --                  --                   --                  --
---------------          --------------     ------------      --------------         ------------        ------------
             --              10,100,893)              --             (60,400)                  --            (935,800)
---------------          --------------     ------------      --------------         ------------        ------------

     16,892,523              41,631,056          650,443           9,116,708            8,917,700          11,086,320
             --              10,100,893               --              60,400                   --             935,800
---------------          --------------     ------------      --------------         ------------        ------------
     16,892,523              51,731,949          650,443           9,177,108            8,917,700          12,022,120
     (9,317,994)            (12,411,692)      (1,750,760)         (1,574,680)          (2,447,795)         (2,280,833)
---------------          --------------     ------------      --------------         ------------        ------------
      7,574,529              39,320,257        2,899,683           7,602,428            6,469,905           9,741,287
---------------          --------------     ------------      --------------         ------------        ------------

      4,779,079              67,744,558        2,874,828          11,888,571            6,418,851          21,870,666
    336,673,154             268,928,596       29,979,473          18,090,902           78,476,574          56,605,908
---------------          --------------     ------------      --------------         ------------        ------------
$   341,452,233          $  336,673,154     $ 32,854,301      $   29,979,473         $ 84,895,425        $ 78,476,574
===============          ==============     ============      ==============         ============        ============
$      (173,963)         $        2,416     $    273,519      $       76,416         $    742,459        $   (266,657)
===============          ==============     ============      ==============         ============        ============

      2,594,724               6,436,576          415,466             900,050              782,720           1,109,597
             --               1,584,023               --               5,275                   --              82,835
---------------          --------------     ------------      --------------         ------------        ------------
      2,594,724               8,020,599          415,466             905,325              782,720           1,192,432
     (1,439,082)              1,910,726)        (155,442)           (157,063)            (215,536)           (215,745)
---------------          --------------     ------------      --------------         ------------        ------------
      1,155,642               6,109,873          260,024             748,262              567,184             976,687
===============          ==============     ============      ==============         ============        ============

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

62

                              FINANCIAL HIGHLIGHTS

                                                                                   MONEY MARKET FUND
                                                -----------------------------------------------------------------------------------
                                                   SIX MONTHS
(For a share outstanding throughout the         ENDED 6/30/2005      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
period):                                          (UNAUDITED)        12/31/2004    12/31/2003   12/31/2002   12/31/2001  12/31/2000
                                                ---------------     ------------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $          1.00     $       1.00   $     1.00   $     1.00   $     1.00  $     1.00
                                                ---------------     ------------   ----------   ----------   ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:

     Net Realized and Unrealized Gain
       (Loss).................................               --           0.00(1)      0.00(1)      0.00(1)          --          --
                                                ---------------     ------------   ----------   ----------   ----------  ----------
   TOTAL FROM INVESTMENT OPERATIONS...........             0.01             0.01         0.01         0.01         0.04        0.06
                                                ---------------     ------------   ----------   ----------   ----------  ----------
   DISTRIBUTIONS:
     Distributions from Net Investment
       Income.................................            (0.01)           (0.01)       (0.01)       (0.01)       (0.04)      (0.06)
                                                ---------------     ------------   ----------   ----------   ----------  ----------
NET ASSET VALUE, END OF PERIOD................  $          1.00     $       1.00   $     1.00   $     1.00   $     1.00  $     1.00
                                                ===============     ============   ==========   ==========   ==========  ==========
TOTAL RETURN**................................             1.10%            0.92%        0.75%        1.50%        3.79%       5.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)..........  $       135,301     $    129,004   $  141,376   $  177,443   $  174,261  $   93,359
Ratio of Expenses to Average Net Assets.......             0.46%(2)         0.45%        0.45%        0.45%        0.46%       0.46%
Ratio of Net Investment Income to Average Net
Assets                                                     2.21%(2)         0.90%        0.75%        1.45%        3.51%       5.88%

                                                                                          BOND FUND
                                                ------------------- ---------------------------------------------------------------
                                                  SIX MONTHS
(For a share outstanding throughout             ENDED 6/30/2005      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
the period):                                      (UNAUDITED)        12/31/2004    12/31/2003   12/31/2002   12/31/2001  12/31/2000
                                                ---------------     ------------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $         10.34     $      10.43   $    10.59   $    10.20   $    10.15  $    10.05
                                                ---------------     ------------   ----------   ----------   ----------  ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ..................              0.21             0.42         0.46         0.54         0.62        0.71
    Net Realized and Unrealized Gain (Loss)...             0.07            (0.07)       (0.14)        0.32         0.23        0.08
                                                ---------------     ------------   ----------   ----------   ----------  ----------
  TOTAL FROM INVESTMENT OPERATIONS ...........             0.28             0.35         0.32         0.86         0.85        0.79
                                                ---------------     ------------   ----------   ----------   ----------  ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income..               --            (0.44)       (0.48)       (0.47)       (0.59)      (0.69)
    Return of Capital.........................               --               --           --           --        (0.21)         --
                                                ---------------     ------------   ----------   ----------   ----------  ----------
  TOTAL DISTRIBUTIONS ........................               --            (0.44)       (0.48)       (0.47)       (0.80)      (0.69)
                                                ---------------     ------------   ----------   ----------   ----------  ----------
NET ASSET VALUE, END OF PERIOD................  $         10.62     $      10.34   $    10.43   $    10.59   $    10.20  $    10.15

TOTAL RETURN** ...............................             2.67%            3.36%        3.05%        8.55%        8.32%       8.11%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)            $       610,052     $    574,156   $  552,311   $  553,494   $  384,837  $  299,650
Ratio of Expenses to Average Net Assets.......             0.56%(2)         0.55%        0.55%        0.55%        0.55%       0.55%
Ratio of Net Investment Income to Average Net
Assets........................................             4.02%(2)         4.02%        4.29%        5.14%        5.91%       6.98%
Portfolio Turnover............................               21%(3)           67%          82%          78%         112%        463%

----------------
*     Based on average shares outstanding during the period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)   Amount represents less than $0.005 per share.

(2)   Annualized.

(3)   Not Annualized.

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                              FINANCIAL HIGHLIGHTS                            63

                                                                                  HIGH INCOME FUND
                                                    ------------------------------------------------------------------------------
                                                       SIX MONTHS
                                                    ENDED 6/30/2005  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  INCEPTION (a)
(For a share outstanding throughout the period):       (UNAUDITED)   12/31/2004  12/31/2003  12/31/2002  12/31/2001  TO 12/31/2000
                                                    ---------------  ----------  ----------  ----------  ----------  -------------
NET ASSET VALUE,BEGINNING OF PERIOD...............     $  10.40      $   10.16   $    9.04   $    9.41   $    9.86   $    10.00
                                                       --------      ---------   ---------   ---------   ---------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income*........................         0.33           0.74        0.72        0.71        0.84         0.14
    Net Realized and Unrealized Gain (Loss).......        (0.31)          0.16        0.93       (0.44)      (0.51)       (0.14)
                                                       --------      ---------   ---------   ---------   ---------   ----------
  TOTAL FROM INVESTMENT OPERATIONS................         0.02           0.90        1.65        0.27        0.33           --
                                                       --------      ---------   ---------   ---------   ---------   ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income .....           --          (0.66)      (0.53)      (0.64)      (0.78)       (0.14)
                                                       --------      ---------   ---------   ---------   ---------   ----------

  TOTAL DISTRIBUTIONS.............................           --          (0.66)      (0.53)      (0.64)      (0.78)       (0.14)
                                                       --------      ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE,END OF PERIOD.....................     $  10.42          10.40   $   10.16   $    9.04   $    9.41   $     9.86
                                                       ========      =========   =========   =========   =========   ==========
TOTAL RETURN**....................................         0.22%          8.92%      18.46%       3.06%       3.45%       (0.03%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)..............     $125,675      $ 118,318   $  88,240   $  25,850   $  17,496   $   10,373
Ratio of Expenses to Average Net Assets...........         0.76%(2)       0.76%       0.75%       0.76%       0.77%        0.81%(2)
Ratio of Net Investment Income to Average Net
 Assets...........................................         6.39%(2)       7.08%       7.29%       7.64%       8.41%        8.48%(2)
Portfolio Turnover................................           51%(3)         58%         45%         38%         34%           7%3

                                                                                     BALANCED FUND
                                                        --------------------------------------------------------------------------
                                                          SIX MONTHS
                                                        ENDED 6/30/2005 YEAR ENDED YEAR ENDED YEAR ENDED    YEAR ENDED  YEAR ENDED
                                                         (UNAUDITED)    12/31/2004 12/31/2003 12/31/2002    12/31/2001  12/31/2000
(For a share outstanding throughout the period):        --------------- ---------- ---------- ----------    ----------  ----------
NET ASSET VALUE,BEGINNING OF PERIOD ..................  $   19.11          18.04   $   15.85  $   18.42     $   20.45   $   20.44
                                                        ---------       --------   ---------  ---------     ---------   ---------

  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ...........................       0.21           0.43        0.45       0.53          0.58        0.68
    Net Realized and Unrealized Gain (Loss) ..........      (0.04)          1.08        2.18      (2.58)        (1.23)       0.11
                                                        ---------       --------   ---------  ---------     ---------   ---------
  TOTAL FROM INVESTMENT OPERATIONS ...................       0.17           1.51        2.63      (2.05)        (0.65)       0.79
                                                        ---------       --------   ---------  ---------     ---------   ---------

  DISTRIBUTIONS:
    Distributions from Net Investment Income .........         --          (0.44)      (0.44)     (0.52)        (0.57)      (0.67)
    Distributions from Net Realized Gains ............         --             --          --      (0.00)(1)     (0.81)      (0.11)
                                                        ---------       --------   ---------  ---------     ---------   ---------
  TOTAL DISTRIBUTIONS ................................         --          (0.44)      (0.44)     (0.52)        (1.38)      (0.78)
                                                        ---------       --------   ---------  ---------     ---------   ---------
NET ASSET VALUE,END OF PERIOD ........................  $   19.28          19.11   $   18.04  $   15.85     $   18.42   $   20.45
                                                        =========       ========   =========  =========     =========   =========

TOTAL RETURN** .......................................       0.88%          8.34%      16.82%    (11.13%)       (3.07%)      3.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................  $ 787,755       $785,856   $ 712,180  $ 592,243     $ 679,548   $ 668,364
Ratio of Expenses to Average Net Assets ..............       0.71%(2)       0.70%       0.70%      0.70%         0.70%       0.70%
Ratio of Net Investment Income to Average Net
  Assets..............................................       2.18%(2)       2.34%       2.66%      3.12%         3.04%       3.27%
Portfolio Turnover ...................................         17%(3)         38%         39%        50%           52%        194%

----------
(a) Commenced operations October 31, 2000. * Based on average shares outstanding during the period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1) Amount represents less than ($0.005) per share.

(2) Annualized.

(3) Not Annualized.

                 See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

64                            FINANCIAL HIGHLIGHTS

                                                                           GROWTH AND INCOME STOCK FUND
                                                     ---------------------------------------------------------------------------
                                                       SIX MONTHS
                                                     ENDED 6/30/2005 YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):      (UNAUDITED)    12/31/2004  12/31/2003  12/31/2002   12/31/2001  12/31/2000
                                                     --------------- ----------- ----------- ----------- ------------ ----------
NET ASSET VALUE,BEGINNING OF PERIOD................  $     30.47     $    27.52  $    22.20  $   28.73   $    33.41   $    33.58
                                                     -----------     ----------  ----------  ---------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income*.........................         0.25           0.46        0.40       0.35         0.31         0.33
    Net Realized and Unrealized Gain (Loss)........        (0.18)          2.95        5.31      (6.53)       (3.88)       (0.05)
                                                     -----------     ----------  ----------  ---------   ----------   ----------
  TOTAL FROM INVESTMENT OPERATIONS.................         0.07           3.41        5.71      (6.18)       (3.57)        0.28
                                                     -----------     ----------  ----------  ---------   ----------   ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income.......            -          (0.46)      (0.39)     (0.35)       (0.31)       (0.33)
    Distributions from Net Realized Gains..........            -              -           -          -        (0.79)       (0.12)
    Return of Capital..............................            -              -           -          -        (0.01)           -
                                                     -----------     ----------  ----------  ---------   ----------   ----------
  TOTAL DISTRIBUTIONS..............................            -          (0.46)      (0.39)     (0.35)       (1.11)       (0.45)
                                                     -----------     ----------  ----------  ---------   ----------   ----------
NET ASSET VALUE,END OF PERIOD......................  $     30.54     $    30.47  $    27.52  $   22.20   $    28.73   $    33.41
                                                     ===========     ==========  ==========  =========   ==========   ==========
TOTAL RETURN**.....................................         0.21%         12.43%      25.89%    (21.55%)     (10.71%)       0.82%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000' s)..............  $ 1,205,337     $1,205,082  $1,065,972  $ 764,895   $1,031,655   $1,166,634
Ratio of Expenses to Average Net Assets............         0.61%(1)       0.60%       0.60%      0.60%        0.60%        0.60%
Ratio of Net Investment Income to Average Net
 Assets                                                     1.67%(1)       1.67%       1.69%      1.39%        1.05%        0.98%
Portfolio Turnover.................................            5%(2)         15%         17%        18%          21%          21%

                                                                      CAPITAL APPRECIATION STOCK FUND
                                                    ----------------------------------------------------------------------
                                                      SIX MONTHS
                                                    ENDED 6/30/2005 YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
(For a share outstanding throughout the period):      (UNAUDITED)   12/31/2004 12/31/2003 12/31/2002 12/31/2001 12/31/2000
                                                    --------------- ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE,BEGINNING OF PERIOD...............  $     19.68     $   18.19  $   14.15  $   20.70  $   26.39  $   25.59
                                                    -----------     ---------  ---------  ---------  ---------  ---------
  INCOME FROM INVESTMENT OPERATIONS:

    Net Investment Income*........................         0.08          0.15       0.07       0.04       0.02       0.02
    Net Realized and Unrealized Gain (Loss).......        (0.19)         1.48       4.05      (6.54)     (2.37)      1.08
                                                    -----------     ---------  ---------  ---------  ---------  ---------
  TOTAL FROM INVESTMENT OPERATIONS ...............        (0.11)         1.63       4.12      (6.50)     (2.35)      1.10
                                                    -----------     ---------  ---------  ---------  ---------  ---------
  DISTRIBUTIONS:
    Distributions from Net Investment Income......           --         (0.14)     (0.08)     (0.04)     (0.02)     (0.02)
    Distributions from Net Realized Gains.........           --            --         --      (0.01)     (3.32)     (0.28)
                                                    -----------     ---------  ---------  ---------  ---------  ---------
  TOTAL DISTRIBUTIONS.............................           --         (0.14)     (0.08)     (0.05)     (3.34)     (0.30)
                                                    -----------     ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,END OF PERIOD.....................  $     19.57     $   19.68  $   18.19  $   14.15  $   20.70  $   26.39
                                                    ===========     =========  =========  =========  =========  =========

TOTAL RETURN**....................................        (0.56%)        8.94%     29.13%    (31.41%)    (9.11%)     4.28%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in 000' s).............  $   684,730     $ 693,762  $ 617,603  $ 592,512  $ 871,111  $ 924,899
Ratio of Expenses to Average Net Assets ..........         0.81%(1)      0.80%      0.80%      0.80%      0.80%      0.80%
Ratio of Net Investment Income to Average Net
 Assets...........................................         0.81%(1)      0.82%      0.47%      0.25%      0.10%      0.08%
Portfolio Turnover................................            8%(2)        26%        29%        27%        28%        27%

----------
*  Based on average shares outstanding during the period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1) Annualized.
(2) Not Annualized.

                See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                                  FINANCIAL HIGHLIGHTS

                                                                                 MID-CAP STOCK FUND
                                                      ---------------------------------------------------------------------------
                                                        SIX MONTHS
                                                      ENDED 6/30/2005 YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):        (UNAUDITED)   12/31/2004  12/31/2003  12/31/2002   12/31/2001  12/31/2000
                                                      --------------- ----------- ----------  ----------   ----------  ----------
NET ASSET VALUE,BEGINNING OF PERIOD.................. $    16.58      $    14.66  $    11.22  $    13.94   $    13.77  $    11.15
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income*...........................       0.05            0.18        0.07        0.07         0.05        0.03
    Net Realized and Unrealized Gain (Loss)..........       0.52            2.14        3.43       (2.51)        1.39        2.62
                                                      ----------      ----------  ----------  ----------   ----------  ----------
  TOTAL FROM INVESTMENT OPERATIONS...................       0.57            2.32        3.50       (2.44)        1.44        2.65
                                                      ----------      ----------  ----------  ----------   ----------  ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income.........          -           (0.15)      (0.06)      (0.06)       (0.11)      (0.02)
    Distributions from Realized Gains................          -           (0.25)          -       (0.22)       (1.16)      (0.01)
                                                      ----------      ----------  ----------  ----------   ----------  ----------
  TOTAL DISTRIBUTIONS................................          -           (0.40)      (0.06)      (0.28)       (1.27)      (0.03)
                                                      ----------      ----------  ----------  ----------   ----------  ----------
NET ASSET VALUE,END OF PERIOD........................ $    17.15      $    16.58  $    14.66  $    11.22   $    13.94  $    13.77
                                                      ==========      ==========  ==========  ==========   ==========  ==========
TOTAL RETURN**.......................................       3.44%          15.86%      31.21%     (17.41%)      11.16%      23.85%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000' s)................ $  244,327      $  218,060  $  158,698  $  102,589   $  105,414  $   64,737
Ratio of Expenses to Average Net Assets..............       1.01%(2)        1.00%       1.00%       1.01%        1.01%       1.01%
Ratio of Net Investment Income to Average Net Assets.       0.61%(2)        1.20%       0.57%       0.54%        0.40%       0.24%
Portfolio Turnover...................................         17%(3)          25%         22%         33%          42%         51%

                                                                       MULTI-CAP GROWTH STOCK FUND
                                            ---------------------------------------------------------------------------------
                                             SIX MONTHS
                                           ENDED 6/30/2005 YEAR ENDED   YEAR ENDED       YEAR ENDED   YEAR ENDED     INCEPTION (a)
(For a share outstanding throughout the      (UNAUDITED)   12/31/2004   12/31/2003       12/31/2002   12/31/2001     TO 12/31/2000
period):                                     -----------   ----------   ----------       ----------   ----------     -------------
NET ASSET VALUE,BEGINNING OF PERIOD....... $      6.80     $   6.20     $     4.67     $    6.24      $    9.04      $ 10.00
                                           -----------     --------     ----------     ---------      ---------      -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........           -         0.00(1)       (0.01)         0.00(1)       (0.00)(1)     0.01
    Net Realized and Unrealized Gain
      (Loss)..............................       (0.06)        0.81           1.57         (1.57)         (2.79)       (0.96)
                                           -----------     --------     ----------     ---------      ---------      -------
  TOTAL FROM INVESTMENT OPERATIONS........       (0.06)        0.81           1.56         (1.57)         (2.79)       (0.95)
                                           -----------     --------     ----------     ---------      ---------      -------
  DISTRIBUTIONS:
    Distributions from Net Investment
      Income..............................           -        (0.00)(1)      (0.00)(1)     (0.00)(1)      (0.00)(1)    (0.01)
    Distributions from Realized Gains.....           -        (0.21)         (0.03)            -              -            -
    Return of Capital.....................           -            -              -             -          (0.01)           -
                                           -----------     --------     ----------     ---------      ---------      -------
  TOTAL DISTRIBUTIONS.....................           -        (0.21)         (0.03)        (0.00)(1)      (0.01)       (0.01)
                                           -----------     --------     ----------     ---------      ---------      -------
NET ASSET VALUE,END OF PERIOD............. $      6.74         6.80     $     6.20     $    4.67      $    6.24      $  9.04
                                           ===========     ========     ==========     =========      =========      =======
TOTAL RETURN**............................       (0.90%)      13.41%         33.41%       (25.21%)       (30.89%)      (9.52%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000' s)..... $   341,452     $336,673     $  268,929     $  75,503      $  13.923      $ 9,897
Ratio of Expenses to Average Net Assets...        0.86%(2)     0.85           0.85          0.86%          0.87%        0.91%(2)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..................       (0.11%)(2)    0.04          (0.19%)        0.03%         (0.07%)       0.52%(2)

Portfolio Turnover........................          38%(3)       77%           118   %       157%           204%          47%(3)

----------------------------
a)    Commenced operations October 31, 2000.

*     Based on average shares outstanding during the period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

1     Amount represents less than ($0.005) per share.

2     Annualized.

3     Not Annualized.

                See accompanying Notes to Financial Statements.

SEMIANNUAL REPORT JUNE 30, 2005

66                              FINANCIAL HIGHLIGHTS

                                                                          GLOBAL SECURITIES FUND
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS
                                              ENDED 6/30/2005  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  INCEPTION (a)
(For a share outstanding throughout             (UNAUDITED)    12/31/2004  12/31/2003  12/31/2002  12/31/2001  TO 12/31/2000
the period):                                  ---------------  ----------  ----------  ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $     11.49           9.72   $    6.94   $   8.91    $  9.96     $   10.00
                                              -----------      ---------   ---------   --------    -------     ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .................         0.07           0.06        0.05       0.04       0.04          0.03
    Net Realized and Unrealized Gain
      (Loss) ...............................         (0.11)          1.73        2.80      (1.98)     (1.06)        (0.04)
                                              -----------      ---------   ---------   --------    -------     ---------
  TOTAL FROM INVESTMENT OPERATIONS .........        (0.04)          1.79        2.85      (1.94)     (1.02)        (0.01)
                                              -----------      ---------   ---------   --------    -------     ---------
  DISTRIBUTIONS:
    Distributions from Net Investment Income           --          (0.02)      (0.07)     (0.03)     (0.03)        (0.03)
    Return of Capital ......................           --             --          --         --      (0.00)(1)        --
                                              -----------      ---------   ---------   --------    -------     ---------
  TOTAL DISTRIBUTIONS ......................           --          (0.02)      (0.07)     (0.03)     (0.03)        (0.03)
                                              -----------      ---------   ---------   --------    -------     ---------
NET ASSET VALUE, END OF PERIOD .............  $     11.45      $   11.49   $    9.72   $   6.94    $  8.91     $    9.96
                                              ===========      =========   =========   ========    =======     =========
TOTAL RETURN** .............................        (0.34%)        18.42%      41.24%    (21.77%)   (10.32%)       (0.17%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .......  $    32,854      $  29,979   $  18,091   $ 10,174    $11,488     $  10,116
Ratios of Expenses to Average Net
  Assets ...................................         0.96%(2)       0.96%       0.96%      0.96%      0.97%         1.01%(2)
Ratios of Net Investment Income to
  Average Net Assets .......................         1.28%(2)       0.60%       0.66%      0.55%      0.45%         1.57%(2)
Portfolio Turnover .........................           12%(3)         18%         35%        37%        38%            3%(3)

                                                                         INTERNATIONAL STOCK FUND
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS
                                              ENDED 6/30/2005  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  INCEPTION (a)
(For a share outstanding throughout             (UNAUDITED)    12/31/2004  12/31/2003  12/31/2002  12/31/2001  TO 12/31/2000
the period):                                  ---------------  ----------  ----------  ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $     11.36      $    9.54   $    7.19   $   7.89    $  9.73     $   10.00
                                              -----------      ---------   ---------   --------    -------     ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .................         0.14           0.12        0.11       0.09       0.07          0.01
    Net Realized and Unrealized Gain
      (Loss) ...............................        (0.15)          1.84        2.30      (0.72)     (1.86)        (0.27)
                                              -----------      ---------   ---------   --------    -------     ---------
  TOTAL FROM INVESTMENT OPERATIONS .........        (0.01)          1.96        2.41      (0.63)     (1.79)        (0.26)
                                              -----------      ---------   ---------   --------    -------     ---------
  DISTRIBUTIONS:
    Distributions from Net Investment Income           --          (0.14)      (0.05)     (0.07)     (0.01)        (0.01)
    Return of Capital ......................           --             --       (0.01)       --       (0.04)           --
                                              -----------      ---------   ---------   --------    -------     ---------
  TOTAL DISTRIBUTIONS ......................           --          (0.14)      (0.06)     (0.07)     (0.05)        (0.01)
                                              -----------      ---------   ---------   --------    -------     ---------
NET ASSET VALUE, END OF PERIOD .............  $     11.35      $   11.36   $    9.54   $   7.19    $  7.89     $    9.73
                                              ===========      =========   =========   ========    =======     =========
TOTAL RETURN** .............................        (0.01%)        20.48%      33.61%     (7.98%)   (18.46%)       (2.58%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .......  $    84,895      $  78,477   $  56,606   $ 19,959    $18,977     $  19,828
Ratios of Expenses to Average Net
  Assets ...................................         1.21%(2)       1.21%       1.21%      1.21%      1.22%         1.26%(2)
Ratios of Net Investment Income to
  Average Net Assets .......................         2.46%(2)       1.16%       1.38%      1.15%      0.78%         0.54%(2)
Portfolio Turnover .........................           29%(3)         46%         33%        38%        47%            3%(3)

-----------------
(a)   Commenced operations October 31, 2000.

*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)   Amount represents less than ($0.005) per share.

(2)   Annualized.

(3)   Not Annualized.

                 See accompanying Notes to Financial Statements.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                67

(1)  DESCRIPTION OF THE FUND

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Group"). The Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

     The Fund has entered into an agreement with CUNA Mutual Life Insurance Company setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Fund by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class.

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"), an affiliated company. The Investment Advisor has entered into subadvisory agreements with certain subadvisors ("Subadvisors") for the management of the investments of the High Income Fund, Multi-Cap Growth Stock Fund, Global Securities Fund, International Stock Fund and a portion of the Mid-Cap Stock Fund.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     Portfolio Valuation

     Securities and other investments are valued as follows: Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

     Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Advisor's Securities Valuation Committee ("the Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

     The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard
     Time) Reuters spot rate.

     All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2005

 68           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close:
     ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Fund.

     Security Transactions and Investment Income

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

     Federal Income Taxes

     It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

     Expenses

     Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

     Repurchase Agreements

     Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing it rights.

     Foreign Currency Transactions

     The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

     The High Income, Multi-Cap Growth Stock, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     The funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2005

             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)            69

      Forward Foreign Currency Exchange Contracts

      Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Advisor, or Subadvisor, anticipate that the foreign currency will appreciate or depreciate in value. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the period ended June 30, 2005, none of the funds had open forward currency exchange contracts.

      If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

      Futures Contracts

      Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

      Delayed Delivery Securities

      Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the period ended June 30, 2005, the High Income Fund entered into such transactions, the market value of which is identified in the fund's Portfolio of Investments.

(3)   ADVISORY AND TRUSTEE ARRANGEMENTS

     The Fund has entered into a Management Agreement with the Investment Advisor, whereby the Investment Advisor provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds. For such services, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: .45% for the Money Market Fund, .55% for Bond Fund, .75% for High Income Fund, .70% for the Balanced Fund, .60% for the Growth and Income Stock Fund, .80% for the Capital Appreciation Stock Fund, 1.00% for Mid-Cap Stock Fund, .85% for Multi-Cap Growth Stock Fund, .95% for Global Securities Fund, 1.20% for the International Stock Fund.

     In addition to the management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees.

     The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid-Cap Stock Fund and the entire Multi-Cap Growth Stock Fund, Oppenheimer Funds, Inc. for the Global Securities Fund, and Lazard Asset Management LLC for the International Stock Fund.

SEMIANNUAL REPORT JUNE 30, 2005

70            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Certain officers and trustees of the Fund are also officers of the Investment Advisor. The Fund does not compensate its officers or affiliated trustees. Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with an additional remuneration paid to the "lead" trustee and audit committee chair.

      Distribution Plan

      All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, pursuant to a distribution agreement between the Trust and CBSI. CBSI's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

(4)   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

      With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and the International Stock Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested to shareholders annually.

      Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

(5)   SECURITIES TRANSACTIONS

      For the period ended June 30, 2005, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                             U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
                             --------------------------  ---------------------------
                             PURCHASES        SALES       PURCHASES         SALES
                             -----------   ------------  ------------   ------------
Bond                         $98,694,929   $ 83,085,198  $ 49,606,842   $ 36,809,737
High Income                           --             --    69,959,134     55,653,098
Balanced                      51,320,371     66,246,397    75,912,973     60,345,149
Growth and Income Stock               --             --    80,234,720     62,484,852
Capital Appreciation Stock            --             --    61,862,983     54,359,732
Mid-Cap Stock                         --             --    54,707,590     36,154,490
Multi-Cap Growth Stock                --             --   126,035,538    120,663,234
Global Securities                     --             --     7,980,963      3,668,191
International Stock                   --             --    30,249,735     22,791,739

(6)   FOREIGN SECURITIES

      Each fund may invest in foreign securities, however, the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

(7)   RESTRICTED SECURITIES

      Each fund may invest in restricted securities. A restricted security is one that is originally issued in a private placement rather than a public offering and has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933. If and when such securities are registered, the costs of registering such securities are paid by the issuer. For the period ended June 30, 2005, only the High Income Fund held a restricted security which is presented in the fund's Portfolio of Investments. The acquisition date, the enforceable right to acquire the security, along with the original cost and fair market value of the restricted security held is as follows:

                                                 SEMIANNUAL REPORT JUNE 30, 2005

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)           71

                       ACQUISITION     RIGHT TO     ACQUISITION                  VALUE AS A %
SECURITY NAME             DATE       ACQUIRE DATE      COST       FAIR VALUE   OF NET ASSETS
-------------------    -----------   ------------   -----------   ----------   --------------
Nektar Therapeutics      3/25/04       3/25/04       $23,299        $29,665        0.09%

(8)   SECURITIES LENDING

      Each fund, except the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At June 30, 2005, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond Fund received non-cash collateral, which it is not permitted to sell or repledge, in the amount of $776,220. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

      Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at June 30, 2005 is as follows:

                              VALUE OF SECURITIES ON LOAN
                              ---------------------------
Bond                                  $ 129,685,284
High Income                             19,070,712
Balanced                                79,875,930
Growth and Income Stock                 34,996,449
Capital Appreciation Stock              62,010,148
Mid-Cap Stock                           29,242,800
Multi-Cap Growth Stock                  41,580,338
Global Securities                          751,756

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(9)   TAX INFORMATION

      For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2004, which are available to offset future capital gains, if any:

                              CARRYOVER  CARRYOVER   CARRYOVER   CARRYOVER    CARRYOVER    CARRYOVER
                              EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING
                               IN 2007    IN 2008     IN 2009     IN 2010      IN 2011      IN 2012
                              ---------  ----------  ---------  -----------  -----------  -----------
Bond                          $ 235,991  $7,557,224   $     --  $ 1,857,702  $   104,606  $ 1,560,242
High Income                          --          --         --      127,582           --           --
Balanced                             --          --         --   21,278,107   16,833,887           --
Growth & Income Stock                --          --         --   24,906,870   24,200,773      918,038
Capital Appreciation Stock           --          --         --   79,527,803   58,744,910           --
Global Securities                    --          --         --      784,918           --           --

      After October 31, 2004, the following funds had currency losses in the following amounts:

                       POST-OCTOBER CURRENCY LOSSES
                       ----------------------------
High Income                    $  87,498
International Stock               11,272

      For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

SEMIANNUAL REPORT JUNE 30, 2005

72            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      At June 30, 2005, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                             APPRECIATION   DEPRECIATION       NET
                             ------------   ------------   ------------
Bond                         $ 14,756,234   $  2,648,259   $ 12,107,975
High Income                     2,617,590      1,146,093      1,471,497
Balanced                      121,488,636     22,222,164     99,266,472
Growth and Income Stock       247,375,992     37,644,707    209,731,285
Capital Appreciation Stock    130,785,463     37,361,104     93,424,359
Mid-Cap Stock                  50,328,494      6,583,701     43,744,793
Multi-Cap Growth Stock         54,888,600      5,371,220     49,517,380
Global Securities               5,964,482        626,780      5,337,702
International Stock            13,531,691      1,332,742     12,198,949

      The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

(10)  CONCENTRATION OF RISK

      Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

      The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                          OTHER INFORMATION (UNAUDITED)                       73

PROXY VOTING RESULTS

A SPECIAL MEETING OF THE ULTRA SERIES FUND'S (USF) SHAREHOLDERS WAS HELD ON MARCH 17, 2005. The Fund issues and sells its shares to separate accounts of CUNA Mutual Life Insurance Company and to qualified retirement plans sponsored by CUNA Mutual Group. Due to the pass-through voting structure of variable insurance contracts, the insurance company voted shares in the separate accounts. However, as required by law, they requested voting instructions from Beneficial Owners and voted the shares in the separate accounts on behalf of the Beneficial Owners in proportion to the voting instructions received.

THE RESULTS OF VOTES TAKEN BY THE INSURANCE COMPANY ON PROPOSALS BEFORE THEM ARE REPORTED BELOW. Beneficial Owners of each Portfolio in the Fund are entitled to one vote for each dollar of net asset value held by the Beneficial Owner. At the time of the vote, the Funds' Declaration of Trust in its current form was unclear whether shareholder votes on the election of trustee, amendments to the Declaration of Trust and changes to Fundamental Investment Policies should be counted on a one dollar/one vote basis, or on a one share/one vote basis. For this reason, votes on all the proposals were counted on both bases. A proposal pertaining to those matters was not deemed to have been approved unless it was approved counting the votes both ways. The percentages shown for each proposal are based upon the total shares or values of shares outstanding on record date of January 18, 2005.

The dollar value and number of fund shares outstanding on the record date are as follows:

                                        TOTAL VALUE OF SHARES     TOTAL NUMBER OF SHARES
           PORTFOLIO                         OUTSTANDING                OUTSTANDING
-------------------------------         ---------------------     ----------------------
Money Market Fund                       $       129,223,413         129,223,413.230
Bond Fund                               $       576,836,009          55,613,660.450
High Income Fund                        $       118,650,454          11,469,685.371
Balanced Fund                           $       780,799,123          41,146,231.757
Growth and Income Stock Fund            $     1,191,019,278          39,464,382.488
Capital Appreciation Stock Fund         $       684,988,522          35,229,148.736
Mid-Cap Stock Fund                      $       213,928,800          13,225,482.975
Multi-Cap Growth Stock Fund             $       329,905,654          49,541,334.375
Global Securities Fund                  $        29,483,741           2,657,126.463
International Stock Fund                $        77,940,210           6,960,873.972
TOTALS                                  $     4,132,775,204         384,531,339.817

PROPOSAL 1. Shareholders of the Portfolios, voting as a single group, elected the trustees for USF.

                                          FOR                    AGAINST
                                -----------------------    ---------------------
                                 Value of     Number of    Value of    Number of
  TRUSTEE NOMINEES              Shares (%)    Shares (%)   Shares (%)  Shares (%)
---------------------           ----------    ----------   ----------  ----------
Rolf F. Bjelland                  98.7%         99.0%        1.3%        1.0%
Gwendolyn M. Boeke                98.6%         98.8%        1.4%        1.2%
Steven P. Riege                   98.7%         98.9%        1.3%        1.1%
Richard E. Struthers              99.0%         99.1%        1.0%        0.9%
Michael S. Daubs                  98.9%         99.1%        1.1%        0.9%
Lawrence R. Halverson             98.9%         99.1%        1.1%        0.9%

PROPOSAL 2. Shareholders of the Portfolios, voting as a single group, ratified the appointment of Deloitte & Touche LLP to serve as independent registered public accounting firm for USF for the fiscal year ending December 31, 2005.

          FOR                     AGAINST                  ABSTAIN
-----------------------    ----------------------    ---------------------
Value of      Number of    Value of     Number of    Value of    Number of
Shares (%)    Shares (%)   Shares (%)   Shares (%)   Shares (%)  Shares (%)
----------    ---------    ----------   ----------   ----------  ----------
 98.5%          98.8%         0.6%         0.5%         0.9%        0.7%

SEMIANNUAL REPORT JUNE 30, 2005

74                  OTHER INFORMATION (UNAUDITED) (CONTINUED)

PROPOSAL 3. Shareholders of the Portfolios, voting as a single group, amended
Section 9.2 of the Declaration of Trust as follows:

Election of trustees shall be by the affirmative vote of the holders of at least a majority of the votes which are represented in person or by proxy at such meeting, with the number of votes computed as provided in Section 6.2(d) [i.e. each holder of a share shall be entitled to one vote for each dollar of net asset value standing in his or her name].

          FOR                      AGAINST                  ABSTAIN
-----------------------    ----------------------    ---------------------
Value of      Number of    Value of     Number of    Value of    Number of
Shares (%)    Shares (%)   Shares (%)   Shares (%)   Shares (%)  Shares (%)
----------    ----------   ----------   ----------   ----------  ----------
 97.7%          98.1%        1.2%         0.9%         1.1%         1.0%

PROPOSAL 4. Shareholders of the Portfolios, voting as a single group, amended
Section 13.1 of the Declaration of Trust to remove an existing ambiguity in the Declaration of Trust and clarify that amendments to the Declaration of Trust will be approved by shareholders based upon a vote in which each shareholder will receive one vote for each dollar of net asset value held by that shareholder in the trust.

          FOR                      AGAINST                  ABSTAIN
-----------------------    ----------------------    ---------------------
Value of      Number of    Value of     Number of    Value of    Number of
Shares (%)    Shares (%)   Shares (%)   Shares (%)   Shares (%)  Shares (%)
----------    ----------   ----------   ----------   ----------  ----------
 97.3%         97.9%         1.5%          1.1%         1.2%        1.0%

PROPOSAL 5. Shareholders of the Portfolios, voting as a single group, amended the Declaration of Trust to eliminate Section 4.4 of the Declaration of Trust giving the board of trustees flexibility to change investment policies and limitations which were once designated as "fundamental" in the USF registration statement to "non-fundamental" without a shareholder vote.

          FOR                      AGAINST                 ABSTAIN
-----------------------    ----------------------    ---------------------
Value of      Number of    Value of     Number of    Value of    Number of
Shares (%)    Shares (%)   Shares (%)   Shares (%)   Shares (%)  Shares (%)
----------    ----------   ----------   ----------   ----------  ----------
 96.6%          97.4%         2.3%         1.7%         1.1%       0.9%

PROPOSAL 6. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved a change to Fundamental Limitation #4 listed in the USF registration statement dated May 1, 2004 to allow the Portfolios to trade in "commodities" which do not require delivery or receipt of physical commodities.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
         FUND                   of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.1%                1.3%               0.6%
Bond                                96.9%                1.6%               1.5%
High Income                         98.4%                0.8%               0.8%
Balanced                            94.9%                3.3%               1.8%
Growth & Income Stock               96.9%                1.8%               1.3%
Capital Appreciation Stock          96.4%                2.5%               1.1%
Mid-Cap Stock                       96.3%                1.7%               2.0%
Multi-Cap Growth Stock              96.9%                2.1%               1.0%
Global Securities                   98.9%                0.5%               0.6%
International Stock                 97.8%                1.0%               1.2%

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                   OTHER INFORMATION (UNAUDITED) (CONTINUED)                  75

PROPOSAL 7. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved the elimination of Fundamental Limitation #5 listed in the USF registration statement dated May 1, 2004 so the Portfolios are only subject to the diversification requirements of the 1940 Act.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
           FUND                 of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.9%                0.7%               0.4%
Bond                                97.7%                1.3%               1.0%
High Income                         99.0%                0.5%               0.5%
Balanced                            94.7%                3.6%               1.7%
Growth & Income Stock               97.0%                1.8%               1.2%
Capital Appreciation Stock          96.3%                2.6%               1.1%
Mid-Cap Stock                       96.4%                1.7%               1.9%
Multi-Cap Growth Stock              97.2%                2.0%               0.8%
Global Securities                   98.6%                0.7%               0.7%
International Stock                 98.0%                1.1%               0.9%

PROPOSAL 8. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved the elimination of Fundamental Limitation #6 listed in the USF registration statement dated May 1, 2004 to allow the Portfolios, with board of trustees approval, to invest in securities for the purpose of exercising control or management.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
           FUND                 of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        97.7%                1.5%               0.8%
Bond                                97.0%                1.8%               1.2%
High Income                         98.0%                1.3%               0.7%
Balanced                            94.3%                4.0%               1.7%
Growth & Income Stock               96.5%                2.3%               1.2%
Capital Appreciation Stock          95.3%                3.5%               1.2%
Mid-Cap Stock                       94.9%                3.1%               2.0%
Multi-Cap Growth Stock              96.4%                2.7%               0.9%
Global Securities                   95.0%                4.3%               0.7%
International Stock                 96.7%                2.3%               1.0%

SEMIANNUAL REPORT JUNE 30, 2005

76                 OTHER INFORMATION (UNAUDITED) (CONTINUED)

PROPOSAL 9. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved the elimination of Fundamental Limitation #7 listed in the USF registration statement dated May 1, 2004 so the Portfolios are only subject to 1940 Act limitations on portfolio investments in other investment companies.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
           FUND                 of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.9%                0.9%               0.2%
Bond                                97.5%                1.4%               1.1%
High Income                         98.3%                1.1%               0.6%
Balanced                            94.7%                3.6%               1.7%
Growth & Income Stock               97.0%                1.9%               1.1%
Capital Appreciation Stock          96.5%                2.5%               1.0%
Mid-Cap Stock                       96.1%                1.9%               2.0%
Multi-Cap Growth Stock              97.3%                1.8%               0.9%
Global Securities                   97.8%                1.6%               0.6%
International Stock                 97.8%                1.4%               0.8%

PROPOSAL 10. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved a change to Fundamental Limitation #9 listed in the USF registration statement dated May 1, 2004 to permit the Portfolios to issue senior securities to the extent allowed under the 1940 Act.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
           FUND                  of Shares (%)        of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.6%                0.8%               0.6%
Bond                                97.5%                1.1%               1.4%
High Income                         98.7%                0.7%               0.6%
Balanced                            95.1%                3.2%               1.7%
Growth & Income Stock               97.5%                1.3%               1.2%
Capital Appreciation Stock          97.4%                1.5%               1.1%
Mid-Cap Stock                       96.4%                1.7%               1.9%
Multi-Cap Growth Stock              97.7%                1.5%               0.8%
Global Securities                   98.3%                1.1%               0.6%
International Stock                 97.8%                1.4%               0.8%

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                          OTHER INFORMATION (UNAUDITED)                       77

PROPOSAL 11. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved to combine and amend Fundamental Limitation #10 and #12 listed in the USF registration statement dated May 1, 2004 regarding loans by the Portfolios to eliminate the confusion that can result from having two limitations which address the same general subject, i.e., the making of loans by the Portfolios and to permit the Portfolios to lend their securities as permitted by applicable law.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
         FUND                   of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.4%                1.4%               0.2%
Bond                                96.9%                1.9%               1.2%
High Income                         98.0%                1.1%               0.9%
Balanced                            94.7%                3.5%               1.8%
Growth & Income Stock               97.2%                1.5%               1.3%
Capital Appreciation Stock          97.0%                1.9%               1.1%
Mid-Cap Stock                       96.0%                2.0%               2.0%
Multi-Cap Growth Stock              97.6%                1.6%               0.8%
Global Securities                   97.5%                1.8%               0.7%
International Stock                 97.5%                1.2%               1.3%

PROPOSAL 12. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved the elimination of Fundamental Limitation #11 listed in the USF registration statement dated May 1, 2004 so the Portfolios are only subject to 1940 Act limitations on portfolio investments in illiquid securities.

                                     FOR                AGAINST              ABSTAIN
                               ----------------     ----------------    ----------------
                               Value and Number     Value and Number    Value and Number
         FUND                   of Shares (%)         of Shares (%)      of Shares (%)
--------------------------     ----------------     ----------------    ----------------
Money Market                        98.3%                1.3%               0.4%
Bond                                96.9%                1.9%               1.2%
High Income                         98.2%                1.1%               0.7%
Balanced                            94.1%                4.2%               1.7%
Growth & Income Stock               96.6%                2.2%               1.2%
Capital Appreciation Stock          96.9%                2.0%               1.1%
Mid-Cap Stock                       96.2%                1.9%               1.9%
Multi-Cap Growth Stock              97.2%                2.0%               0.8%
Global Securities                   97.9%                1.4%               0.7%
International Stock                 97.4%                1.6%               1.0%

SEMIANNUAL REPORT JUNE 30, 2005

78                  OTHER INFORMATION (UNAUDITED) (CONTINUED)

PROPOSAL 13. Shareholders of the Portfolios, on a portfolio-by-portfolio basis, approved the elimination of Fundamental Limitation #13 listed in the USF registration statement dated May 1, 2004 to allow the board of trustees to change limitations on portfolio investments in foreign securities without shareholder approval.

                                     FOR                 AGAINST                ABSTAIN
                               Value and Number      Value and Number       Value and Number
FUND                            of Shares (%)         of Shares (%)          of Shares (%)
--------------------------     ----------------      ----------------       ----------------
Money Market                        97.8%                  1.4%                   0.8%
Bond                                96.1%                  2.6%                   1.3%
High Income                         97.8%                  1.6%                   0.6%
Balanced                            93.3%                  5.1%                   1.6%
Growth & Income Stock               96.2%                  2.7%                   1.1%
Capital Appreciation Stock          95.5%                  3.4%                   1.1%
Mid-Cap Stock                       94.6%                  3.6%                   1.8%
Multi-Cap Growth Stock              95.8%                  3.3%                   0.9%
Global Securities                   95.1%                  4.3%                   0.6%
International Stock                 96.6%                  2.8%                   0.6%

BOARD OF TRUSTEES'APPROVALS OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act. In addition, the board of trustees must approve an advisory or subadvisory agreement whenever a new investment advisor or subadvisor is named, and whenever an existing advisory agreement or subadvisory agreement is deemed to be "assigned" by the advisor or subadvisor. This section of the shareholder report describes the approvals which the funds' board of trustees made during the six month period ended June 30, 2005.

At an in-person meeting held on February 22, 2005, the board of trustees unanimously approved a new subadvisor for High Income Fund, thus replacing its former subadvisor. In addition, at the same meeting, the board of trustees unanimously re-approved the subadvisor for International Stock Fund, in anticipation of a deemed "assignment" of the related subadvisory agreement in connection with an initial public offering by the subadvisor's parent company.

In taking these actions at the February 22 meeting, the board of trustees relied largely on the information it had considered at an in-person meeting held on December 2, 2004. At the December 2 meeting, the trustees conducted their annual review and approval of all of the funds' investment advisory and subadvisory agreements, including the subadvisory agreements with the former subadvisor for High Income Fund and the subadvisor for International Stock Fund. Prior to the meeting, the board of trustees requested that the funds' investment advisor and subadvisors provide written information addressing factors to be considered by the trustees' in order to decide whether or not to approve the current agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. At the December 2 meeting, representatives of the investment advisor and each subadvisor reviewed the information they had provided and responded to questions from trustees, and counsel reviewed the substance of its memorandum with trustees. At the time of the December 2 meeting, the funds' investment advisor was actively considering whether to recommend changing the subadvisor for the High Income Fund. Accordingly, the contemplated new subadvisor also presented information to, and responded to questions from, the trustees at that meeting.

The board of trustees also reviews the performance of the funds and their investment advisor and subadvisors at each regular board meeting held throughout the year. In addition, at these meetings, the board receives updates concerning the investment strategies being pursued by the funds, changes in the funds' investment processes and portfolio management personnel, the expenses incurred by the funds, and various other matters which may impact the funds' performance and that of their investment advisor and subadvisors.

In determining to approve the new subadvisory agreement for High Income Fund and the subadvisory agreement for International Stock Fund following its deemed "assignment," the board of trustees considered the following factors and reached the following conclusions:

                                                 Semiannual Report June 30, 2005

                    OTHER INFORMATION (UNAUDITED) (CONTINUED)                 79

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUBADVISORS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the two subadvisors involved. This information included professional qualifications and experience of their portfolio management teams; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the subadvisors' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. After reviewing this information and discussing it with representatives of the subadvisors, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided and proposed to be provided by the subadvisors and that these services compare satisfactorily to those provided by others in the industry. The board of trustees anticipated that the quality of the services to be provided by the new subadvisor for the High Income Fund would represent an upgrade over those provided by the former subadvisor, particularly in terms of the consistency of returns. In addition, the board of trustees considered representations by the subadvisor for International Stock Fund to the effect that its organization, operations, and personnel would not change following its parent company's planned initial public offering, which would result in a deemed "assignment" of the subadvisory agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR SUBADVISORS: As noted above, the funds' board of trustees reviews the performance of the funds and their investment advisor and subadvisors at each regular board meeting held throughout the year. In addition, at the board's December 2 meeting, the trustees reviewed the performance of two funds which are managed in parallel with High Income Fund and International Stock Fund (the "parallel funds") as compared to (i) the performance of the parallel funds' respective unmanaged benchmarks, which also are used for comparative purposes in the funds' annual and semi-annual reports to shareholders, and (ii) the performance of the other funds which the Morningstar organization considers to be "peer" funds of the parallel funds in its published reports.

The parallel funds referred to above are managed by the same investment advisor and subadvisors, and have substantially the same investment objectives, policies, and restrictions, as the High Income Fund and International Stock Fund. The parallel funds are offered directly to the public rather than through variable insurance products, and their performance generally is within a few basis points of the High Income Fund's and International Stock Fund's performance. Accordingly, the trustees believed that the parallel funds' comparative performance information also was valid as to the High Income Fund and International Stock Fund. The trustees noted that International Stock Fund's parallel fund outperformed, and High Income Fund's parallel fund underperformed, both its Morningstar peer group median and its benchmark on a trailing one-year basis as of September 30, 2004. In the case of the High Income Fund, the trustees also reviewed historical performance information for other high yield accounts managed by the fund's proposed new subadvisor.

The trustees also considered written discussions which the existing subadvisors provided to them regarding the elements of each fund's investment strategy which contributed positively and negatively to the fund's performance during the preceding year, as well as the steps which had been or were proposed to be taken in order to improve performance where appropriate.

Based on these reviews, the trustees concluded that they were comfortable with the International Stock Fund's performance and with the investment advisor's recommendation to change the subadvisor for the High Income Fund.

COST OF SERVICES PROVIDED AND PROFITABILITY; ECONOMIES OF SCALE: Because the subadvisory agreements between the subadvisors for the High Income Fund and International Stock Fund and the funds' investment advisor were negotiated on an arms-length basis between the subadvisors and the advisor, the board of trustees did not consider the profitability of the subadvisory agreements to the subadvisors, or whether the subadvisors realize economies of scale in providing subadvisory services to the funds. However, the trustees did consider these factors as to the investment advisor itself when it approved the advisor's agreements with the funds at the December 2 meeting.

In addition, at the December 2 meeting, the trustees reviewed information provided by Lipper comparing the International Stock and High Income Fund's total expenses to those of all other funds in their comparable Lipper universes. Because these funds are so-called "unitary fee" funds which pay a single fee which covers both investment advisory services and most administrative services, the trustees did not consider comparative Lipper data pertaining to investment advisory fees standing alone. The trustees noted that High Income Fund ranked in the second quintile (i.e., between the 20th and 40th percentile with the 1st percentile being the lowest cost) on a total expense basis compared to its Lipper universe, and that International Stock Fund ranked in the fourth quintile. The trustees also considered a written explanation provided by the investment advisor concerning the International Stock Fund's comparative expenses, as well as that fund's relatively low profitability to the advisor.

In addition, the trustees considered information provided by the current subadvisors concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that

SEMIANNUAL REPORT JUNE 30, 2005

80                 OTHER INFORMATION (UNAUDITED) (CONTINUED)

subadvisory fees for the funds generally are comparable to those charged by subadvisors other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those for the funds, the non-fund accounts generally require less work on the part of the subadvisor due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors. The trustees also noted that the subadvisory fees to be charged by the High Income Fund's new subadvisor would be virtually unchanged from those charged by its former subadvisor.

Based on all this information, the trustees concluded that the subadvisory fees for the High Income Fund and International Stock Fund are reasonable with respect to the services provided.

OTHER BENEFITS TO THE SUBADVISORS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the subadvisors from their relationships with the funds. The trustees noted that the subadvisors execute a portion of the funds' portfolio transactions on a "soft dollar" basis, pursuant to which the subadvisors receive research services from or through the executing brokers. The trustees also noted that the investment advisor monitors the quality of execution of the portfolio transactions executed by the subadvisors on behalf of the funds. Based on these reviews, the trustees were satisfied with the quality of execution of the funds' portfolio transactions and did not believe the soft dollar benefits received by the subadvisors were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the subadvisors from their relationships with the funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received with respect to, the funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment advisor and subadvisors into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the new subadvisory agreement for the High Income Fund and unanimously re-approved the existing subadvisory agreement for the International Stock Fund following its deemed "assignment." In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire sixth month period ended June 30, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

                    OTHER INFORMATION (UNAUDITED) (CONTINUED)                 81

                                                        ACTUAL             HYPOTHETICAL
                                                 --------------------  --------------------
                                                             EXPENSES              EXPENSES
                            BEGINNING   ANNUAL     ENDING     PAID       ENDING      PAID
                             ACCOUNT    EXPENSE   ACCOUNT     DURING    ACCOUNT     DURING
FUND                          VALUE      RATIO     VALUE      PERIOD*    VALUE      PERIOD*
--------------------------  ---------   -------  ----------  --------  ----------  --------
Money Market                 $ 1,000     0.46%   $ 1,011.00   $ 2.24   $ 1,022.56   $ 2.26
Bond                           1,000     0.56      1,026.70     2.76     1,022.07     2.76
High Income                    1,000     0.76      1,002.20     3.72     1,021.08     3.76
Balanced                       1,000     0.71      1,008.80     3.49     1,021.32     3.51
Growth and Income Stock        1,000     0.61      1,002.10     2.98     1,021.82     3.01
Capital Appreciation Stock     1,000     0.81        994.40     3.96     1,020.83     4.01
Mid-Cap Stock                  1,000     1.01      1,034.40     5.04     1,019.84     5.01
Multi-Cap Growth               1,000     0.86        991.00     4.20     1,020.58     4.26
Global Securities              1,000     0.96        996.60     4.75     1,020.03     4.81
International Stock            1,000     1.21        999.90     5.95     1,018.84     6.01

* Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (181) divided by 365 to reflect the one-half year period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the funds and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. If these fees, charges or expenses were included, your costs would have been higher. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to the funds' portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

SEMIANNUAL REPORT JUNE 30, 2005

82                  OTHER INFORMATION (UNAUDITED) (CONTINUED)

ULTRA SERIES FUND TRUSTEES AND OFFICERS

Each trustee and officer oversees 19 portfolios in the fund complex, which consists of the Ultra Series Fund with 10 portfolios and the MEMBERS Mutual Funds with 9 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison, WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's web site at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

NAME;
POSITION(s) HELD WITH THE FUND & YEAR ELECTED;       PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS;
YEAR OF BIRTH                                        OTHER OUTSIDE DIRECTORSHIPS
----------------------------------------------      -------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS

Michael S. Daubs, CFA                                CUNA Mutual Insurance Society: Chief Officer-Investments (since 1990).
Trustee & Chairman (1997)                            MEMBERS Capital Advisors, Inc.: President (since 1982). CUNA Mutual Life
President & Principal Executive Officer (1984)       Insurance Company: Chief Officer-Investments (since 1973)
1943                                                 Other Directorships: None

Lawrence R. Halverson, CFA                           MEMBERS Capital Advisors, Inc.: Senior Vice President-Equities (since 1996).
Trustee (1997)                                       Other Directorships: None
Vice President (1988)
1945

Mary E. Hoffmann, CPA                                MEMBERS Capital Advisors, Inc.: Assistant Vice President-Finance and
Treasurer (1999)                                     Operations (since 2001) and Product Operations and Finance Manager (1998-2001).
1970                                                 Other Directorships: None

Holly S. Baggot                                      MEMBERS Capital Advisors, Inc.: Operations Officer-Mutual Funds (since July
Secretary and Assistant Treasurer (2003)             2005), Senior Manager Product and Fund Operations (2001-June 2005) and
1960                                                 Operations and Administration Manager (1998-2001).
                                                     Other Directorships: None

Dan P. Owens                                         MEMBERS Capital Advisors, Inc.: Operations Officer-Investments (since July
Assistant Treasurer (2001)                           2005), Senior Manager Portfolio Operations (2001-June 2005) and Investment
1966                                                 Operations Manager (1999-2001).
                                                     Other Directorships: None

Molly M. Head                                        MEMBERS Capital Advisors, Inc.: Chief Compliance Officer, MEMBERS
Chief Compliance Officer (2005)                      Capital Advisors and Funds (since May 2005); Harris Associates L.P.: Chief
1962                                                 Compliance Officer/Advisor (1985-2005).
                                                     Other Directorships: None

INDEPENDENT TRUSTEES

Rolf F. Bjelland, CLU                                Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Trustee (2003)                                       Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer
1938                                                 (1983-2002).
                                                     Other Directorships: Regis Corp, Director (since 1982)

Gwendolyn M. Boeke                                   Wartburg Theological Seminary Development Association: Development
Trustee (1988)                                       Associate (1997-2003); Evangelical Lutheran Church in America Foundation:
1934                                                 Regional Director (1990-2000); Wartburg College: Director (1986-2001).
                                                     Other Directorships: None

Steven P. Riege                                      The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                                       Vice President Marketing and First Vice President Human Resources (1986-2001).
1954                                                 Other Directorships: None

Richard E. Struthers                                 Clearwater Capital Management: Chairman and Chief Executive Officer
Trustee (2004)                                       (since 1998).
1952                                                 Other Directorships: None

--------------------
(1)The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur:

(1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

                                                 SEMIANNUAL REPORT JUNE 30, 2005

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2005, Ultra Series Fund (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

A copy of the Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report on Form N-CSR.

      (b) There have been no changes in the Trust's internal controls over financial reporting that occurred during the Trust's last fiscal half-year that have materially affected, or are reasonably likely to affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUNDS

    BY: /s/ Michael S. Daubs
        ---------------------------------
        Michael S. Daubs
        President

DATE: 8/22/05

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    BY: /s/ Michael S. Daubs
        ---------------------------------
        Michael S. Daubs
        President, Ultra Series Funds

DATE: 8/22/05

    BY: /s/ Mary E. Hoffmann
        ---------------------------------
        Mary E. Hoffmann
        Treasurer, Ultra Series Funds

DATE: 8/22/05

                                  EXHIBIT INDEX

Exhibit 11(b)(i) - Certification of Michael S. Daubs, President, Ultra Series
                   Funds

Exhibit 11(b)(ii) - Certification of Mary E. Hoffmann, Treasurer, Ultra Series
                    Funds